SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
Securities Act File No. 033-38074
Investment Company Act No. 811-6260
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Post Effective Amendment No. 34
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
Post Effective Amendment No. 32
QUAKER INVESTMENT TRUST
309 Technology Drive
Malvern, PA 19355
(Address of Principal Executive Offices)
Registrant’s Telephone Number; including Area Code:
1-888-220-8888
Copies of Communications to:
Alan R. Gedrich
2600 One Commerce Square
Philadelphia, PA 19103
(Name and Address of Agent for Service of Process)
Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
610-455-2299
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable following effective date.
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON
OCTOBER 28, 2005, PURSUANT TO PARAGRAPH (B) OF RULE 485.

PROSPECTUS October 28, 2005

GROWTH FUNDS
Quaker Strategic Growth Fund
Quaker Core Equity Fund
Quaker Small-Cap Growth Fund
Quaker Capital Opportunities Fund
Quaker Biotech Pharma-Healthcare Fund
BLENDED FUNDS
Quaker Small-Cap Trend Fund
VALUE FUNDS
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Geewax Terker Core Value Fund
FIXED INCOME FUNDS
Quaker Fixed Income Fund

As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.
Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in the Funds involve investment risk, including the possible loss of principal. Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

Your Guide to the Prospectus
This Prospectus is designed to help you make an informed decision about whether investing in the Funds offered by Quaker® Investment Trust is appropriate for you. Please read it carefully before investing and keep it on file for future reference.
To make this Prospectus easy for you to read and understand, we have divided it into four sections. Each section is organized to help you quickly identify the information you are looking for.
The first section, Risk and Return Summary, describes each Fund’s investment objective, investment strategies and policies, performance of the Fund in previous years, investment risks, and the likely costs of investing in that Fund. In particular, this section tells you four important things about each Fund you should know before you invest:

•	Each Fund’s investment objective — what each Fund is trying to achieve.

•	Each Fund’s principal investment strategies — how each Fund tries to meet its investment objective.

•	The investment selection process used by each Fund — how each Fund chooses its primary investments.

•	Risks you should be aware of — the principal risks of investing in each Fund.
The other three sections of the Prospectus — Management of the Funds, Shareholder Information, and Financial Highlights — provide you with detailed information about how each Fund is managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares, and other meaningful information about the Funds.
Overview
This combined prospectus (“Prospectus”) describes the ten separate series (each a “Fund” and collectively the “Funds”) of Quaker Investment Trust (the “Trust”), an open-end management investment company. Each Fund’s assets are managed according to its own investment objectives, strategies and goals.
The Multi-Adviser Approach
Each Fund has its own distinct investment objectives, strategies and risks. The Funds’ investment adviser, Quaker Funds, Inc. (“Adviser”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Fund. Each Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with the Fund’s investment objectives and style. The potential risks and returns of the Fund vary with the degree to which a Fund invests in a particular market segment and/or asset class.
The Adviser believes that it is possible to enhance shareholder value by typically using one or more subadvisory firms to manage various portions of the assets of a Fund, rather than simply employing a single firm. This “multi-adviser approach” is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of sub-advisers, where appropriate, with complementary investment approaches. The Adviser will generally manage the Funds in a “manager of managers” approach by selecting one or more sub-advisers to manage distinct segments of a market for each Fund based upon the Adviser’s evaluation of the sub-adviser’s expertise and performance in managing the appropriate asset class. In addition, certain Funds are designed to allow a sub-adviser to manage a portfolio with fewer securities than typically held in many traditional mutual funds. This strategy allows the sub-advisers to place greater emphasis on those securities in which they have the most conviction. Where a sub-adviser has been appointed with respect to a Fund, the Adviser will monitor the sub-adviser for adherence to the investment guidelines and to each Fund’s specific investment objectives, policies and strategies.
On July 6, 2005, the Trust and the Adviser filed an exemptive application with the SEC requesting an order permitting the Adviser to adopt such a “manager of managers” structure with respect to the Funds. The issuance of such exemptive order by the SEC would permit the Adviser, subject to certain conditions and with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of each Fund without shareholder approval. Such “manager of managers” structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements. However, there is no assurance that the SEC will issue the exemptive order.
Quaker Capital Opportunities Fund and Quaker Biotech Pharma-Healthcare Fund are classified as non-diversified, while the other Funds are classified as diversified for purposes of federal mutual fund regulation. This means that Quaker Capital Opportunities Fund and Quaker Biotech-Healthcare Fund may invest a greater portion of their assets in the securities of one issuer or in a relatively few companies compared to the other Funds. However, all Funds maintain their portfolios to meet the diversification requirements for mutual funds under the federal tax law.

I. Risk and Return Summary
Growth Funds
Quaker Strategic Growth Fund
Investment Objective
The Fund seeks long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Principal Investment Strategy

•	The Fund normally invests at least 65% of its total assets in U.S. common stocks of companies without regard to market capitalization.

•	Invests its assets in equity securities of companies which the Fund’s sub-adviser believes show a high probability for superior growth.

•	Invests up to 25% of its total assets in “special situation” securities when the Fund’s sub-adviser believes such investments will benefit the Fund. A special situation arises when, in the sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies.

•	Employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.

•	Assumes defensive positions, which means that the Fund’s portfolio may contain a large percentage of cash and cash equivalents to protect shareholder capital under adverse market conditions.

•	Seeks a balance between investments in “special situation” investments and investments in large- to mid-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability.

•	Utilizes a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund’s total assets. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed. At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Mid-Cap Stock Risks. The Fund may invest in companies with medium market capitalizations (from $1.8 to $6 billion). Because these companies are relatively small compared to large-cap companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-cap stock prices have greater volatility than large company securities.

•	Short Selling Risks. The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy
2  QUAKER INVESTMENT TRUST PROSPECTUS

that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

•	Special Situation Risks. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).

•	Growth Risks. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

•	Defensive Position Risk. The Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   3

I. Risk and Return Summary
Growth Funds
Quaker Strategic Growth Fund
PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31(1)

The Fund’s cumulative year-to-date return through June 30, 2005 was 3.17%

Highest and Lowest Returns
Highest Performing Quarter:	35.82% in 4th quarter of 1999
Lowest Performing Quarter:	-6.69% in 2nd quarter of 2002

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The S&P 500® Total Return Index is a broad market index used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Life-of-Class(5)

Class A Return Before Taxes(2)	10.46%	4.92%	18.88%

Class A Return After Taxes on Distributions(3)	9.06%	3.60%	15.25%

Class A Return After Taxes on Distributions and Sale of Funds Shares(3)	7.09%	3.43%	14.30%

Class B Return Before Taxes(2)	11.04%	N/A	1.89%

Class C Return Before Taxes(2)	14.99%	N/A	2.40%

Institutional Class Return Before Taxes	17.22%	N/A	3.10%

S&P 500® Total Return Index(4) (reflects no deduction for fees, expenses, or taxes)	10.88%	-2.30%	7.61%

(1)	The Fund’s shareholders approved the conversion of the Fund’s No-Load Share Class to Class A Shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A Shares thereafter. Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(3)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(4)	The S&P 500® Total Return Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(5)	The inception date of the Fund was November 25, 1996.

4  QUAKER INVESTMENT TRUST PROSPECTUS

FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

				Institutional
Sales charges (fees paid directly from your investment)	Class A	Class B	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	5.00%	1.00%	NONE

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.30%	1.30%	1.30%	1.30%

Distribution (12b-1) Fees	0.25%	1.00%	1.00%	NONE

Other Expenses	0.49%	0.49%	0.49%	0.49%

Total Fund Operating Expenses	2.04%	2.79%	2.79%	1.79%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% paid to the Fund’s sub-adviser, DG Capital Management, Inc.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Strategic Growth Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$746	$1,154	$1,588	$2,789

Class B	$782	$1,165	$1,674	$2,856	(2)

Class C	$382	$865	$1,474	$3,119

Institutional Class	$182	$563	$970	$2,105

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$746	$1,154	$1,588	$2,789

Class B(1)	$282	$865	$1,474	$2,856	(2)

Class C(1)	$282	$865	$1,474	$3,119

Institutional Class	$182	$563	$970	$2,105

(1)	Assumes contingent deferred sales charge does not apply.

(2)	Class B Shares automatically convert to Class A Shares once the economic equivalent of 5.00% sales charge is recovered by the Fund for each investment account, which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A Shares after 7 years lowering your expenses from that time on.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   5

I. Risk and Return Summary
Growth Funds
Quaker Strategic Growth Fund
NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Small-Cap Risks. Investing in companies with small-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small-cap company may be thinly traded.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
6  QUAKER INVESTMENT TRUST PROSPECTUS

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I. Risk and Return Summary
Growth Funds
Quaker Core Equity Fund
Investment Objective
The Fund seeks long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Principal Investment Strategy

•	The Fund normally invests at least 80% of the Fund’s total assets in U.S. common stocks of companies with large market capitalizations (over $6 billion).

•	Holds between 60 to 200 stocks in the Fund’s investment portfolio.

•	Maintains an investment portfolio that has, on average, a higher price-to-earnings ratio and lower yield than the Russell 1000® Growth Index.

•	Invests in companies with strong fundamentals, increasing sales and earnings, a conservative balance sheet and reasonable expectations of continued earnings increases.

•	Reduces capital gains taxes by controlling portfolio turnover.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Risks. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.
8  QUAKER INVESTMENT TRUST PROSPECTUS

PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31(1)

The Fund’s cumulative year-to-date return through June 30, 2005 was -2.38%

Highest and Lowest Returns
Highest Performing Quarter:	35.71% in 4th quarter of 1998
Lowest Performing Quarter:	-23.26% in 4th quarter of 2000

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The Russell 1000® Growth Index is an index comprised of large cap growth stocks used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Life-of-Class(5)

Class A Return Before Taxes(2)	2.53%	-11.33%	2.30%

Class A Return After Taxes on Distributions(3)	2.53%	-11.40%	2.07%

Class A Return After Taxes on Distributions and Sale of Funds Shares(3)	1.64%	-9.24%	1.94%

Class B Return Before Taxes(2)	2.64%	N/A	-9.39%

Class C Return Before Taxes(2)	6.59%	N/A	-11.23%

Institutional Class Return Before Taxes	8.69%	N/A	-12.00%

Russell 1000® Growth Index(4) (reflects no deduction for fees, expenses, or taxes)	6.30%	-9.29%	4.72%

(1)	The Fund’s shareholders approved the conversion of the Fund’s No-Load Share Class to Class A Shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A Shares thereafter. Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(3)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(4)	The Russell 1000® Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

(5)	The inception date of the Fund was November 25, 1996.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   9

I. Risk and Return Summary
Growth Funds
Quaker Core Equity Fund
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

				Institutional
Sales charges (fees paid directly from your investment)	Class A	Class B	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	5.00%	1.00%	NONE

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.05%	1.05%	1.05%	1.05%

Distribution (12b-1) Fees	0.25%	1.00%	1.00%	NONE

Other Expenses	0.63%	0.63%	0.63%	0.63%

Total Fund Operating Expenses	1.93%	2.68%	2.68%	1.68%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% paid to the Fund’s sub-adviser, Geewax, Terker & Co.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Core Equity Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$735	$1,123	$1,535	$2,680

Class B	$771	$1,132	$1,620	$2,747	(2)

Class C	$371	$832	$1,420	$3,012

Institutional Class	$171	$530	$913	$1,987

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$735	$1,123	$1,535	$2,680

Class B(1)	$271	$832	$1,420	$2,747	(2)

Class C(1)	$271	$832	$1,420	$3,012

Institutional Class	$171	$530	$913	$1,987

(1)	Assumes contingent deferred sales charge does not apply.

(2)	Class B Shares automatically convert to Class A Shares once the economic equivalent of 5.00% sales charge is recovered by the Fund for each investment account, which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A Shares after 7 years lowering your expenses from that time on.
10  QUAKER INVESTMENT TRUST PROSPECTUS

NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   11

I. Risk and Return Summary
Growth Funds
Quaker Small-Cap Growth Fund
Investment Objective
The Fund seeks long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Principal Investment Strategy

•	The Fund normally invests at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations within the range of companies included in the Russell 2000® Growth Index (currently less than $3.6 billion).

•	Invests in securities that include a broadly diversified number of U.S. equity securities which the Fund’s sub-adviser believes show a high probability of superior prospects for above average growth. The sub-adviser chooses these securities using a “bottom up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment. In particular, under this “bottom up” approach, the sub-adviser analyzes various factors such as capitalization/liquidity ratios, growth ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Risks. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Small-Cap Stock Risks. The Fund invests in companies with small market capitalizations (generally less than $3.6 billion). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.
12  QUAKER INVESTMENT TRUST PROSPECTUS

PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown assumes the reinvestment of dividends and capital gains. Past performance does not guarantee or predict future results.

Annual Total Returns — Institutional Class Shares as of December 31(1,6)

The Fund’s cumulative year-to-date return through June 30, 2005 was 2.09%

Highest and Lowest Returns
Highest Performing Quarter:	14.97% in 4th quarter of 2001
Lowest Performing Quarter:	-19.42% in 1st quarter of 2001

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Institutional Class Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Institutional Class Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The Russell 2000® Growth Index is an index comprised of small- and mid-cap growth companies used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	Life-of-Class(5)

Institutional Class Return Before Taxes(2)	15.34%	-1.07%

Institutional Class Return After Taxes on Distributions (3,6)	15.34%	-1.07%

Institutional Class Return After Taxes on Distributions and Sale of Funds Shares(3,6)	9.97%	-0.91%

Class A Before Taxes(2)	8.88%	0.30%

Class B Return Before Taxes(2)	9.27%	2.71%

Class C Return Before Taxes(2)	13.18%	6.22%

Russell 2000® Growth Index(4) (reflects no deduction for fees, expenses, or taxes)	14.31%	-3.26%

(1)	Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges.

(2)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(3)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(4)	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(5)	The inception date of the Fund was September 18, 2000.

(6)	The performance information shown has been changed to Institutional Class shares because it is the Fund’s oldest share class.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   13

I. Risk and Return Summary
Growth Funds
Quaker Small-Cap Growth Fund
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

				Institutional
Sales charges (fees paid directly from your investment)	Class A	Class B	Class C	Class

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	5.00%	1.00%	NONE

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.05%	1.05%	1.05%	1.05%

Distribution (12b-1) Fees	0.25%	1.00%	1.00%	NONE

Other Expenses	0.75%	0.75%	0.75%	0.75%

Total Fund Operating Expenses	2.05%	2.80%	2.80%	1.80%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% paid to the Fund’s sub-adviser, Geewax, Terker & Co.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Small-Cap Growth Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$747	$1,157	$1,593	$2,798

Class B	$783	$1,168	$1,679	$2,866	(2)

Class C	$383	$868	$1,479	$3,128

Institutional Class	$183	$567	$975	$2,116

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$747	$1,157	$1,593	$2,798

Class B(1)	$283	$868	$1,479	$2,866	(2)

Class C(1)	$283	$868	$1,479	$3,128

Institutional Class	$183	$567	$975	$2,116

(1)	Assumes contingent deferred sales charge does not apply.

(2)	Class B Shares automatically convert to Class A Shares once the economic equivalent of 5.00% sales charge is recovered by the Fund for each investment account, which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A Shares after 7 years lowering your expenses from that time on.
14  QUAKER INVESTMENT TRUST PROSPECTUS

NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   15

I. Risk and Return Summary
Growth Funds
Quaker Capital Opportunities Fund
Investment Objective
The Fund seeks long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Principal Investment Strategy

•	The Fund normally invests at least 65% of the Fund’s total assets in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stocks and securities purchased on a when-issued basis.

•	Invests the Fund’s assets in stocks of companies without regard to market capitalizations.

•	Invests the Fund’s assets in a limited number of securities that the Fund’s sub-adviser believes show a high probability for superior growth.

•	Invests up to 25% of the Fund’s assets in “special situation” securities when the Fund’s sub-adviser believes such investments will help the Fund. Special situations include liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies.

•	Invests a large portion of the Fund’s assets (in excess of 25%) in stocks of companies in the same industry sector when the Fund’s sub-adviser believes that industry sector has an above average prospect for achieving superior growth.

•	Invests up to 15% of its net assets in foreign securities, including American Depositary Receipts. The Fund’s sub-adviser will generally select foreign securities on a stock-by-stock basis based on total return potential.

•	Under normal market conditions, the Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. Government obligations, and up to 10% of its total assets in high-yield bonds. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

•	Reinvests the Fund’s assets in different industry sectors as appropriate when the sub-adviser believes that an industry sector should be overweighted.
The Fund will generally invest for the long term, but may occasionally invest on a short-term basis when the Fund’s sub-adviser believes that it will benefit the Fund. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund’s portfolio whenever the sub-adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
Mutual funds generally emphasize either “growth” or “value” styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low price-to-earnings and price-to-sales ratios. The Fund primarily invests in “growth” companies.
The Fund is a “non-diversified” portfolio, which means it invests in fewer securities at any one time than diversified portfolios. As a result, the Fund has the ability to take larger positions in a smaller number of securities than diversified portfolios.
Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and may invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. As a result, during these periods the Fund may be less likely to achieve its investment objective than under normal circumstances.
The Fund’s sub-adviser employs fundamental security analysis of individual companies which have been identified through a combination of a “top down,” then “bottom up” approach. The sub-adviser’s investment process begins with a “top down” analysis which is based on a continuing analysis of the overall economy, industry trends and interest rate movements. The sub-adviser analyzes GDP, corporate profits, interest rates, monetary policy and inflation to arrive at a forecast of the overall economic forecast. The sub-adviser then uses that forecast to assess risk/reward relationships among various industries and further refine its investment selection process. As part of that analysis, sectors of the economy that are
16  QUAKER INVESTMENT TRUST PROSPECTUS

expected to over or under-perform the overall economy can be identified.
Individual security selection is then undertaken using a “bottom up” approach, incorporating in-house, independent and Wall Street sources of information. The sub-adviser seeks to invest in companies that have superior products, pricing power, strong management teams, good valuations and are industry leaders in the sectors identified by the sub-adviser as those with superior overall growth prospects.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Non-Diversification Risk. Non-diversification increases the risk that the value of the Fund could decrease because of the poor performance of a single investment, because the Fund may have invested a substantial portion (up to 25% of its total assets) in that single security. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund’s investments were more widely distributed.

•	Growth Risks. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Small- and Mid-Cap Stock Risks. The Fund invests in companies with small (generally less than $3.6 billion) and medium (from $3.6 billion to $17.9 billion) market capitalizations. Because these companies are relatively small compared to large-cap companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, their stock prices have greater volatility than large company securities.

•	Special Situation Risks. The Fund invests in “special situations”. Special situations often involve much greater risk than is found in the normal course of investing. These risks result from the subjective nature of determining what a special situation is. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

•	Foreign Securities Risks. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on
FOR MORE INFORMATION PLEASE CALL 800-220-8888   17

I. Risk and Return Summary
Growth Funds
Quaker Capital Opportunities Fund

foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. Dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

•	Sector Risk. The Fund may at any point be over weighted or underweighted in a particular sector as compared to the Fund’s benchmark index. As a result, adverse economic, political or regulatory developments in a particular sector may have a greater negative effect on the Fund.

•	Interest Rate Risk. The Fund invests in debt instruments. Generally, as interest rates rise, the price value of debt securities falls.

•	Credit Risks. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those of issuing bonds with higher credit ratings.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock, fixed-income securities and foreign investing.
18  QUAKER INVESTMENT TRUST PROSPECTUS

PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31(1)

The Fund’s cumulative year-to-date return through June 30, 2005 was 1.99%

Highest and Lowest Returns
Highest Performing Quarter:	14.19% in 4th quarter of 2003
Lowest Performing Quarter:	-6.12% in 1st quarter of 2003

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The S&P 500® Total Return Index is a broad market index used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	Life-of-Class(5)

Class A Return Before Taxes(2)	9.83%	5.71%

Class A Return After Taxes on Distributions(3)	6.66%	4.53%

Class A Return After Taxes on Distributions and Sale of Funds Shares(3)	7.07%	4.29%

Class B Return Before Taxes(2)	10.24%	7.06%

Class C Return Before Taxes(2)	14.35%	8.06%

S&P 500® Total Return Index(4) (reflects no deduction for fees, expenses, or taxes)	10.88%	4.21%

(1)	Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(3)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(4)	The S&P 500® Total Return Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(5)	The inception date of the Fund was January 31, 2002.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   19

I. Risk and Return Summary
Growth Funds
Quaker Capital Opportunities Fund
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	5.00%	1.00%

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	1.05%	1.05%	1.05%

Distribution (12b-1) Fees	0.25%	1.00%	1.00%

Other Expenses	0.54%	0.54%	0.54%

Total Fund Operating Expenses	1.84%	2.59%	2.59%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% paid to the Fund’s sub-adviser, Knott Capital Management. At a shareholder’s meeting held on May 3, 2005, the Fund’s shareholders approved the replacement of the Fund’s performance-based subadvisory fee structure to a fixed annual subadvisory fee rate of 0.75% of the average daily net assets of the Fund. Under the previous performance-based subadvisory fee structure, the Fund paid total advisory and subadvisory fees equal to an aggregate of as much as 1.55% or as little as 0.6416% of the Fund’s average daily net assets, depending on the performance of the Fund during any 12-month period.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Capital Opportunities Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$727	$1,097	$1,491	$2,590

Class B	$762	$1,105	$1,575	$2,657	(2)

Class C	$362	$805	$1,375	$2,925

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$727	$1,097	$1,491	$2,590

Class B(1)	$262	$805	$1,375	$2,657	(2)

Class C(1)	$262	$805	$1,375	$2,925

(1)	Assumes contingent deferred sales charge does not apply.

(2)	Class B Shares automatically convert to Class A Shares once the economic equivalent of 5.00% sales charge is recovered by the Fund for each investment account, which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A Shares after 7 years lowering your expenses from that time on.
20  QUAKER INVESTMENT TRUST PROSPECTUS

NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.
The Fund may also hedge the Fund’s portfolio by short selling against existing portfolio holdings or securities whose values are linked to various indices such as Standard & Poor’s Depositary Receipts®, DIAMONDS®, NASDAQ-100®, and Merrill Lynch HOLDR®. Investing for hedging purposes may result in certain transaction costs which may reduce the Fund’s performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Short Selling Risk. The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security in anticipation that the price of the security will fall. If the price of the security increases instead, the Fund loses money.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   21

I. Risk and Return Summary
Growth Funds
Quaker Biotech Pharma-Healthcare Fund
Investment Objective
The Fund seeks long-term capital appreciation. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Principal Investment Strategy

•	Under normal market conditions, the Fund will invests at least 80% of its assets in stocks of companies that have attractive growth prospects resulting from leading edge product research and development that are engaged in the development, production or distribution of biotechnology, healthcare and pharmaceutical products and services. These types of products and services currently include, but are not limited to, biological research involving genetic engineering and recombinant DNA technology (biotechnology), biopharmaceutical and biomedical products and services, and drug research, development and production. In order to qualify for purchase, a company must derive at least 50% of its annual revenues from the provision of such products and services or have at least 50% of its assets in such products or services.

•	Invests a majority of the Fund’s assets in stocks of companies without regard to market capitalization.

•	Invests primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

•	Holds a focused portfolio of between 15 to 25 stocks in the Fund’s portfolio.

•	Invests up to 30% of the Fund’s net assets in foreign securities, including American Depositary Receipts. The Fund’s sub-adviser will generally select foreign securities on a stock-by-stock basis based on total return potential.

•	Commits up to 25% of the Fund’s assets in short selling as a hedge and to increase the overall return to the Fund.
The Fund will generally invest for the long term, but may occasionally invest on a short-term basis when the Fund’s sub-adviser believes that it will benefit the Fund. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund’s portfolio whenever the sub-adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
Mutual funds generally emphasize either “growth” or “value” styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low price-to-earnings and price-to-sales ratios. The Fund invests primarily in growth companies whose revenues and earnings are likely to grow faster than the economy as a whole, offering above-average prospects for capital growth and little or no emphasis on dividend income.
The Fund is a “non-diversified” portfolio, which means it can invest in fewer securities at any one time than diversified portfolios. As a result, the Fund has the ability to take larger positions in a smaller number of securities than diversified portfolios.
Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and may invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. As a result, during these periods the Fund may be less likely to achieve its investment objective than under normal circumstances.
The Fund’s sub-adviser employs fundamental security analysis of individual companies which have been identified through the “bottom up” approach. In selecting stocks for the Fund, the sub-adviser engages in its own primary research, and focuses on the type of business engaged in, the pipeline of products and services in development, the financial strength of the company and its commitment to research and development, the validity and marketability of the products and services, and the company’s valuations in the marketplace.
In order to assist the sub-adviser in its assessments of a company’s science and technology, the sub-adviser has formed a Scientific Advisory Network of scientists from around the world. When the sub-adviser learns of a new product or service being developed by a company whose stock is either already held by the Fund or is being considered for purchase
22  QUAKER INVESTMENT TRUST PROSPECTUS

by the Fund, the sub-adviser engages this network of scientists to evaluate the new product or service being developed and render its opinion as to the likely benefits and uses for such products.
As part of its fundamental research, the sub-adviser may also rely upon specific sources of information, including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The sub-adviser also reviews traditional financial data such as price-sales and earnings ratios, returns on assets and equity, market volatility of the company’s securities, earnings growth vs. cash flow, and price to cash ratios.
The Fund will generally invest for the long term and will, under most conditions, stay at least 80% invested in securities. However, under abnormal market or economic conditions, the Fund’s sub-adviser may adopt a temporary defensive investment position in the market. When the sub-adviser assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Fund’s performance may be negatively affected as a result.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock and bond prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Small- and Mid-Cap Stock Risks. The Fund invests in companies with small (generally less than $3.6 billion) and medium (from $3.6 billion to $17.9 billion) market capitalizations. Because these companies are relatively small compared to large-cap companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, their stock prices have greater volatility than large company securities.

•	Non-Diversification Risk. Non-diversification increases the risk that the value of the Fund could decrease because of the poor performance of a single investment, because the Fund may have invested a substantial portion (up to 25% of its total assets) in that single security. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund’s investments were more widely distributed.

•	Industry Risks. Because the Fund invests in the biotechnology, healthcare and pharmaceutical industries, it is subject to the risk that the companies in those industries are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   23

I. Risk and Return Summary
Growth Funds
Quaker Biotech Pharma-Healthcare Fund

•	Special Situation Risks. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. Dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

•	Short Selling Risks. The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

•	Defensive Position Risk. The Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock and foreign investing.
24  QUAKER INVESTMENT TRUST PROSPECTUS

PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class B Shares deferred sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if deferred sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class B Shares as of December 31(1,6)

The Fund’s cumulative year-to-date return through June 30, 2005 was -3.37%

Highest and Lowest Returns
Highest Performing Quarter:	16.19% in 2nd quarter of 2003
Lowest Performing Quarter:	-3.86% in 3rd quarter of 2004

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class B Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class B Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The NASDAQ Biotechnology Index is a market index consisting of either biotechnology or pharmaceutical companies used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	Life-of-Class(5)

Class B Return Before Taxes(2)	5.38%	15.43%

Class B Return After Taxes on Distributions(3,6)	2.71%	13.18%

Class B Return After Taxes on Distributions and Sale of Funds Shares(3,6)	3.51%	11.95%

Class A Before Taxes(2)	5.09%	14.93%

Class C Return Before Taxes(2)	9.37%	17.87%

NASDAQ Biotechnology Index(4) (reflects no deduction for fees, expenses, or taxes)	6.13%	28.00%

(1)	Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(3)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(4)	The NASDAQ Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease, which also meet other eligibility criteria. The Index is calculated under a modified capitalization-weighted methodology.

(5)	The inception date of the Fund was September 23, 2002.

(6)	The performance information shown has been changed to Class B shares because it is the Fund’s oldest share class.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   25

I. Risk and Return Summary
Growth Funds
Quaker Biotech Pharma-Healthcare Fund
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	5.00%	1.00%

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.45%	1.45%	1.45%

Distribution (12b-1) Fees	0.25%	1.00%	1.00%

Other Expenses	0.61%	0.61%	0.61%

Total Fund Operating Expenses	2.31%	3.06%	3.06%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.95% paid to the Fund’s sub-adviser, Sectoral Asset Management, Inc.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Biotech Pharma-Healthcare Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$771	$1,232	$1,717	$3,050

Class B	$809	$1,245	$1,806	$3,118	(2)

Class C	$409	$945	$1,606	$3,374

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$771	$1,232	$1,717	$3,050

Class B(1)	$309	$945	$1,606	$3,118	(2)

Class C(1)	$309	$945	$1,606	$3,374

(1)	Assumes contingent deferred sales charge does not apply.

(2)	Class B Shares automatically convert to Class A Shares once the economic equivalent of 5.00% sales charge is recovered by the Fund for each investment account, which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A Shares after 7 years lowering your expenses from that time on.
26  QUAKER INVESTMENT TRUST PROSPECTUS

NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.
The Fund may also hedge the Fund’s portfolio by short selling against existing portfolio holdings or securities whose values are linked to various indices such as Standard & Poor’s Depositary Receipts®, DIAMONDS®, NASDAQ-100®, and Merrill Lynch HOLDR®. Investing for hedging purposes may result in certain transaction costs which may reduce the Fund’s performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   27

I. Risk and Return Summary
Blended Fund
Quaker Small-Cap Trend Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategy

•	The Fund normally invests at least 80% of its net assets in stocks of small capitalization companies. Small capitalization companies are defined as firms that are within or below the capitalization range of the S&P Small Cap 600 Index (currently less than $4.9 billion) or Russell 2000® Index (currently less than $3.7 billion).

•	The Fund’s sub-adviser seeks to identify long-term industry, demographic, technological and other trends and makes investment decisions based, in part, on how such trends are likely to impact individual companies;

•	The equity securities in the Fund generally consist of those that the Fund’s sub-adviser believes have both positive long-term growth drivers and reasonable relative valuations at the time of purchase.

•	The Fund’s sub-adviser uses its own computer models, fundamental research and measures of growth and valuation in managing the Fund.

•	Although the Fund will not concentrate its investments in a single industry, the sub-adviser will generally not consider sector weightings in constructing the Fund’s investment portfolio.
To choose securities in which the Fund invests, the Fund’s sub-adviser conducts research and identifies long-term industry, demographic, technological and other trends that it believes are likely to generate superior company growth prospects. The sub-adviser then identifies a universe of companies that it expects to benefit most from the identified long-term trends. The companies within this universe are analyzed using a “bottom-up” fundamental approach that emphasizes company and industry profit margin structure, management effectiveness and overall industry competitiveness. The Fund’s sub-adviser makes its final selections utilizing a valuation methodology that estimates individual stock value by considering a wide variety of factors including, but not limited to, company profitability, rate of company growth and balance sheet quality.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change, subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Small-Cap Stock Risks. The Fund invests in companies with small market capitalizations (as described above). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.

•	Growth Risks. The Fund may invest in companies that appear to be growth-oriented companies. If the sub-adviser’s perceptions of a company’s growth potential are wrong or if the company is subject to unexpected adverse market conditions, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Sector Risk. The Fund may at any point be over weighted or underweighted in a particular sector as compared to the Fund’s benchmark index. As a result, adverse economic, political or regulatory developments in a particular sector may have a greater negative effect on the Fund.

•	Value Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.
28  QUAKER INVESTMENT TRUST PROSPECTUS

PAST PERFORMANCE AND EXPENSES
No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance and by showing changes in the Fund’s performance from year to year.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   29

I. Risk and Return Summary
Blended Fund
Quaker Small-Cap Trend Fund
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

			Institutional
Sales charges (fees paid directly from your investment)	Class A	Class C	Class

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	1.00%	NONE

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2,3)	1.20%	1.20%	1.20%

Distribution (12b-1) Fees	0.25%	1.00%	NONE

Other Expenses	0.89%	0.89%	0.89%

Total Fund Operating Expenses(3)	2.34%	3.09%	2.09%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.70% on assets up to $100 million and 0.60% on assets in excess of $100 million, paid to the Fund’s sub-adviser, TrendStar Advisors, LLC.

(3)	Since the Fund’s inception through October 28, 2004, the Adviser voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.05% for Class A Shares, 2.80% for Class C Shares, and 1.80% for Institutional Class Shares, of the average net assets of each class, respectively. Effective October 28, 2004, the Adviser has voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.15% for Class A Shares, 2.90% for Class C Shares, and 1.90% for Institutional Class Shares, of the average net assets of each class, respectively. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Small-Cap Trend Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$774	$1,240	$1,732	$3,079

Class C	$412	$954	$1,620	$3,402

Institutional Class	$212	$655	$1,124	$2,421

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$774	$1,240	$1,732	$3,079

Class C(1)	$312	$954	$1,620	$3,402

Institutional Class	$212	$655	$1,124	$2,421

(1)	Assumes contingent deferred sales charge does not apply.
30  QUAKER INVESTMENT TRUST PROSPECTUS

NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   31

I. Risk and Return Summary
Value Funds
Quaker Mid-Cap Value Fund
Investment Objective
The Fund seeks long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Principal Investment Strategy

•	The Fund normally invests at least 80% of the Fund’s total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell MidCap® Value Index (currently between $809 million and $17.3 billion).

•	Invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios.

•	Invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.
The Fund’s sub-adviser believes that there are three factors that influence equity returns, namely quality, value and business prospects of the issuer. In order to choose the securities in which the Fund invests, the sub-adviser analyzes approximately 1,800 U.S. issuers of common stock. The sub-adviser then identifies and selects securities of companies with a market capitalization of between $1 billion to $18 billion that it believes to be undervalued relative to comparable alternate investments, and which demonstrate strong sales and earnings momentum, high profitability and rising earnings expectations. Furthermore, the sub-adviser seeks to identify companies that exhibit some or all of the following criteria:

•	strong balance sheets and high credit quality;

•	low price-to-earnings, price-to-sales, price-to-value ratios;

•	demonstrated consistent earnings growth in the past and are likely to achieve consistent earnings growth in the future;

•	high profit margins and the business strategies to protect and maintain such margins;

•	high historical return on investment;

•	large market share in the industry; and

•	ability to increase earnings through new products or sensible acquisitions.
Through these selection criteria, the sub-adviser identifies 80 to 100 securities which it believes to be undervalued, and that have shown consistent earnings with a potential for further growth. From this group of securities, the sub-adviser then selects 35 to 45 securities for investment by the Fund.
Ordinarily, the Fund’s portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and in fact, the Fund usually maintains a small percentage of its assets in cash reserves. Under abnormal market or economic conditions, the Fund’s sub-adviser may adopt a temporary defensive investment position in the market.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Value Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Mid-Cap Stock Risks. The Fund invests in companies with mid-cap market capitalizations (from $809 million to $17.3 billion). Because these companies are relatively small compared to large-cap companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-cap stock prices have greater volatility than large company securities.

•	Defensive Position Risk. The Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.
32  QUAKER INVESTMENT TRUST PROSPECTUS

PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31(1,2)

The Fund’s cumulative year-to-date return through June 30, 2005 was -0.95%(2)

Highest and Lowest Returns
Highest Performing Quarter:	24.71% in 4th quarter of 2001
Lowest Performing Quarter:	-27.80% in 3rd quarter of 2002

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The Russell MidCap® Value Index is a broad market index consisting of mid-cap companies used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Life-of-Class(6)

Class A Return Before Taxes(3)	18.00%	12.84%	9.76%

Class A Return After Taxes on Distributions(4)	16.40%	12.00%	9.06%

Class A Return After Taxes on Distributions and Sale of Funds Shares(4)	13.20%	10.85%	8.22%

Class B Return Before Taxes(3)	19.00%	N/A	16.24%

Class C Return Before Taxes(3)	22.95%	N/A	15.87%

Institutional Class Return Before Taxes	25.23%	N/A	18.19%

Russell MidCap® Value Index(5) (reflects no deduction for fees, expenses, or taxes)	23.70%	13.47%	10.21%

(1)	The Fund’s shareholders approved the conversion of the Fund’s No-Load Share Class to Class A Shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A Shares thereafter. Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	Effective May 3, 2005, Global Capital Management, Inc. replaced Schneider Capital Management Company (“Schneider”) as sub-adviser to the Fund, following approval by the Fund’s shareholders at a meeting held on May 3, 2005. The annual returns shown prior to May 3, 2005 reflect the Fund’s performance achieved under the investment management of Schneider as sub-adviser to the Fund.

(3)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(4)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(5)	The Russell MidCap® Value Index is a widely recognized, unmanaged index of companies included in the Russell 1000® Index with current market capitalizations between $809 million and $17.3 billion. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(6)	The inception date of the Fund was December 31, 1997.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   33

I. Risk and Return Summary
Value Funds
Quaker Mid-Cap Value Fund
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

				Institutional
Sales charges (fees paid directly from your investment)	Class A	Class B	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	5.00%	1.00%	NONE

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.05%	1.05%	1.05%	1.05%

Distribution (12b-1) Fees	0.25%	1.00%	1.00%	NONE

Other Expenses	0.54%	0.54%	0.54%	0.54%

Total Fund Operating Expenses	1.84%	2.59%	2.59%	1.59%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% paid to the Fund’s sub-adviser, previously Schneider Capital Management, and presently Global Capital Management, Inc. as of May 3, 2005.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Mid-Cap Value Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$727	$1,097	$1,491	$2,590

Class B	$762	$1,105	$1,575	$2,657

Class C	$362	$805	$1,375	$2,925

Institutional Class	$162	$502	$866	$1,889

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$727	$1,097	$1,491	$2,590

Class B(1)	$262	$805	$1,375	$2,657

Class C(1)	$262	$805	$1,375	$2,925

Institutional Class	$162	$502	$866	$1,889

(1)	Assumes contingent deferred sales charge does not apply.

(2)	Class B Shares automatically convert to Class A Shares once the economic equivalent of 5.00% sales charge is recovered by the Fund for each investment account, which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A Shares after 7 years lowering your expenses from that time on.
34  QUAKER INVESTMENT TRUST PROSPECTUS

NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Small-Cap Risks. Investing in companies with small-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small-cap company may be thinly traded.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   35

I. Risk and Return Summary
Value Funds
Quaker Small-Cap Value Fund
Investment Objective
The Fund seeks long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Principal Investment Strategy

•	The Fund normally invests at least 80% of the Fund’s total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index (currently less than $3.7 billion) and Russell 2500® Index (currently less than $9.9 billion), with an ultimate selection of 150 plus stocks.

•	Invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.
In selecting stocks for the portfolio, the Fund’s sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, and earnings and price momentum. The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.
The Fund’s sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® and Russell 2500® indices. The resulting stocks are divided into 34 industries. Within each industry, the sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum. The sub-adviser then creates a portfolio that is sector-neutral to the benchmark. The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and Russell 2500® indices.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Value Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Small-Cap Stock Risks. The Fund invests in companies with small market capitalizations (as described above). Because these companies are relatively small compared to large-cap companies, may be engaged in business mostly within their own geographic region and may be less well known to the investment community, they can have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.
36  QUAKER INVESTMENT TRUST PROSPECTUS

PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Returns — Class A Shares as of December 31(1)

The Fund’s cumulative year-to-date return through June 30, 2005 was 1.31%

Highest and Lowest Returns
Highest Performing Quarter:	23.97% in 2nd quarter of 2003
Lowest Performing Quarter:	-18.19% in 3rd quarter in 1998

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The Russell 2000® Index is a broad market index used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Life-of-Class(5)

Class A Return Before Taxes(2)	13.86%	13.36%	13.60%

Class A Return After Taxes on Distributions(3)	11.66%	11.98%	11.81%

Class A Return After Taxes on Distributions and Sale of Funds Shares(3)	10.27%	10.99%	10.97%

Class B Return Before Taxes(2)	14.54%	N/A	13.78%

Class C Return Before Taxes(2)	18.49%	N/A	15.58%

Institutional Class Return Before Taxes	20.73%	N/A	14.22%

Russell 2000® Index(4) (reflects no deduction for fees, expenses, or taxes)	18.33%	6.60%	9.29%

(1)	The Fund’s shareholders approved the conversion of the Fund’s No-Load Share Class to Class A Shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A Shares thereafter. Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(3)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(4)	The Russell 2000® Index is a widely recognized, unmanaged market capitalization weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(5)	The inception date of the Fund was November 25, 1996.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   37

I. Risk and Return Summary
Value Funds
Quaker Small-Cap Value Fund
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

				Institutional
Sales charges (fees paid directly from your investment)	Class A	Class B	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	5.00%	1.00%	NONE

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2,3,4)	1.20%	1.20%	1.20%	1.20%

Distribution (12b-1) Fees	0.25%	1.00%	1.00%	NONE

Other Expenses	0.52%	0.52%	0.52%	0.52%

Total Fund Operating Expenses(3,4,5)	1.97%	2.72%	2.72%	1.72%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.90% paid to the Fund’s sub-adviser, Aronson+Johnson+Ortiz, LP and an advisory fee of 0.30% paid to the Adviser. At a shareholder’s meeting held on May 3, 2005, the Fund’s shareholders approved the replacement of the Fund’s performance-based subadvisory fee structure to a fixed annual subadvisory fee rate of 0.90% of the average daily net assets of the Fund. Under the previous performance-based subadvisory fee structure, the Fund paid total advisory and subadvisory fees equal to an aggregate of as much as 1.80% or as little as 0.60% of the Fund’s average daily net assets, depending on the performance of the Fund during any 12-month period.

(3)	The sub-adviser to the Fund has voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client is terminated, the subadvisory fee rate offered to the Fund would revert to the contractual fee rate of 0.90% per annum.

(4)	The Adviser has voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A Shares, 3.35% for Class B and C Shares, and 2.35% for Institutional Class Shares, of the average net assets of each class, respectively. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion. It is not anticipated that the Adviser will have to waive any fees for the current fiscal year under this arrangement. In addition, the total annual fund operating expenses for the current fiscal year are expected to be 1.92%, 2.67%, 2.67% and 1.67%, respectively for Class A, Class B, Class C and Institutional Class shares after taking into account the sub-adviser’s fee waiver described above.

(5)	Fees have been restated to reflect current fees.
38  QUAKER INVESTMENT TRUST PROSPECTUS

EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Small-Cap Value Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$739	$1,134	$1,554	$2,720

Class B	$775	$1,144	$1,640	$2,787	(2)

Class C	$375	$844	$1,440	$3,051

Institutional Class	$175	$542	$933	$2,030

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$739	$1,134	$1,554	$2,720

Class B(1)	$275	$844	$1,440	$2,787	(2)

Class C(1)	$275	$844	$1,440	$3,051

Institutional Class	$175	$542	$933	$2,030

(1)	Assumes contingent deferred sales charge does not apply.

(2)	Class B Shares automatically convert to Class A Shares once the economic equivalent of 5.00% sales charge is recovered by the Fund for each investment account, which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A Shares after 7 years lowering your expenses from that time on.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   39

I. Risk and Return Summary
Value Funds
Quaker Small-Cap Value Fund
NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
The Fund may also invests its remaining assets, if any, in equity securities of mid- and large-capitalization companies, cash and cash equivalents, such as U.S. Government debt instruments and other unaffiliated mutual funds.
Furthermore, under abnormal market or economic conditions, the Fund’s sub-adviser may adopt a temporary defensive investment position in the market. When the sub-adviser assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. When assuming a temporary defensive position, the Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds) and repurchase agreements.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Mid-Cap Risks. Investing in companies with mid-cap market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a mid-cap company may be thinly traded.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Defensive Position Risk. The Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.
40  QUAKER INVESTMENT TRUST PROSPECTUS

Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   41

I. Risk and Return Summary
Value Funds
Geewax Terker Core Value Fund
Investment Objective
The Fund seeks long-term capital appreciation through the prudent investment in securities issued by companies considered by the sub-adviser to be “value” oriented companies. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Principal Investment Strategy

•	The Fund normally invests at least 80% of the Fund’s total assets in common stocks or securities convertible into common stocks of companies that are included in the Russell 1000® Value Index.

•	Invests a majority of the Fund’s assets in stocks of companies with market capitalizations comparable to the market capitalizations of the companies in the Russell 1000® Value Index (currently between $809 million and $404.5 billion).

•	Invests in stocks of companies that have attractive fundamental valuation measures, such as companies with low price-to-earnings or price-to-sales ratios.

•	Invests in stocks of companies or industry groups that may be temporarily out of favor.

•	Invests in stocks of companies that have undervalued or overlooked assets.

•	Allocates the Fund’s investment portfolio among various industry sectors in approximately the same percentages as those industries are represented in the Russell 1000® Value Index.
The Fund will generally invest for the long term and will, under most conditions, stay at least 80% invested in securities. However, under abnormal market or economic conditions, the Fund’s sub-adviser may adopt a temporary defensive investment position in the market. When the sub-adviser assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Fund’s performance may be negatively affected as a result.
Mutual funds generally emphasize either “growth” or “value” styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low price-to-earnings and price-to-sales ratios. The Fund primarily invests in “value” companies.
The Fund will normally invests its remaining assets, if any, in a variety of other securities, such as U.S. Government debt instruments, corporate debt securities, other unaffiliated mutual funds, commercial paper, bankers acceptances and repurchase agreements.
The Fund’s sub-adviser employs fundamental security analysis of individual companies which have been identified through the “bottom up” approach. In selecting stocks for the Fund, the sub-adviser engages in its own primary research, and focuses on the type of business engaged in, the pipeline of products and services in development, the financial strength of the company and its commitment to research and development, the validity and marketability of the products and services, and the company’s valuations in the marketplace.
The Fund’s sub-adviser seeks to purchase financially strong companies trading at reasonable prices. As part of its fundamental research, the sub-adviser may rely upon specific sources of information, including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The sub-adviser also reviews traditional financial data such as price-sales and earnings ratios, returns on assets and equity, market volatility of the company’s securities, earnings growth vs. cash flow, and price to cash ratios.
Principal Risks
You could lose all or a portion of your investment in the Fund. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.
42  QUAKER INVESTMENT TRUST PROSPECTUS

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Value Risk. The Fund invests in companies that appear to be value-oriented companies. If the Fund’s perceptions of a company’s potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return. Further, “value” stocks, in general, may lose favor in the market and under perform other types of securities.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Mid-Cap Stock Risks. The Fund invests in companies with mid-cap market capitalizations (from $3.6 billion to $17.9 billion). Because these companies are relatively small compared to large-cap companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-cap stock prices have greater volatility than large company securities.

•	Defensive Position Risk. The Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   43

I. Risk and Return Summary
Value Funds
Geewax Terker Core Value Fund
PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31(1)

The Fund’s cumulative year-to-date return through June 30, 2005 was 0.08%

Highest and Lowest Returns
Highest Performing Quarter:	12.62% in 2nd quarter of 2003
Lowest Performing Quarter:	0.52% in 3rd quarter of 2004

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The Russell 1000® Value Index is a broad market index consisting of small-, mid- and large-cap companies used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	Life-of-Class(5)

Class A Return Before Taxes(2)	19.03%	9.54%

Class A Return After Taxes on Distributions(3)	17.59%	9.06%

Class A Return After Taxes on Distributions and Sale of Funds Shares(3)	14.17%	8.17%

Russell 1000® Value Index(4) (reflects no deduction for fees, expenses, or taxes)	16.49%	8.07%

(1)	Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(3)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(4)	The Russell 1000® Value Index is a widely recognized, unmanaged market capitalization index comprised of the largest 1000 companies represented in the Russell 3000® Index. The Index currently represents approximately 92% of the market capitalization of the Russell 3000® Index, with a market capitalization range from $1.6 billion to $4.0 billion. The Russell 1000® Value Index measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(5)	The inception date of the Fund was March 26, 2002.

44  QUAKER INVESTMENT TRUST PROSPECTUS

FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE

Exchange Fees	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.05%

Distribution (12b-1) Fees	0.25%

Other Expenses	0.79%

Total Fund Operating Expenses(2)	2.09%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% paid to the Fund’s sub-adviser, Geewax, Terker & Co. Effective May 1, 2004, both the Adviser and the sub-adviser have voluntarily agreed to waive their management fees of 0.30% and 0.75% respectively. The Adviser and sub-adviser currently have no intention to terminate this arrangement, although they may do so at any time at their discretion. As a result, total fund operating expenses after waivers are expected to be 1.04%.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Geewax Terker Core Value Fund

	One Year	Three Years	Five Years	Ten Years

Class A	$750	$1,169	$1,612	$2,838

FOR MORE INFORMATION PLEASE CALL 800-220-8888   45

I. Risk and Return Summary
Value Funds
Geewax Terker Core Value Fund
NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
46  QUAKER INVESTMENT TRUST PROSPECTUS

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I. Risk and Return Summary
Fixed Income Funds
Quaker Fixed Income Fund
Investment Objective
The Fund seeks current income, preservation of capital and maximization of total returns through active management of predominantly investment grade fixed income securities. Total return is derived by combining the total changes in the principal value of all the Fund’s investments with the total dividends and interest paid to the Fund.
Principal Investment Strategy

•	The Fund normally invests at least 80% of the Fund’s total assets in a variety of debt securities, including U.S. Government notes and bonds, corporate notes and bonds, collateralized mortgage obligations, asset-backed securities and floating rate notes.

•	The Fund will lengthen the duration* of the Fund’s portfolio when yields appear abnormally high and shorten the duration when yields appear abnormally low.

•	The Fund can invest in fixed income securities of any maturity. The Adviser may change the average maturity structure of the Fund to take advantage of shifts in the general interest rate environment.

•	Structure the Fund’s portfolio to take advantage of differences in the relative valuation of U.S. Treasury securities versus mortgage backed securities, asset backed securities, corporate bonds and U.S. agency securities; and investing predominately in “investment grade” securities as defined by Moody’s Investors Service, Inc. (“Moody’s”) or other similar service, or if no rating exists, of equivalent quality as determined by the Adviser under the Supervision of the Board of Trustees.

*	Duration. “Duration” is not the same as “maturity”. Duration weighs all potential cash flows — principal, interest and reinvestment income — on an expected present value basis, to determine the “effective maturity” of the security as opposed to the stated maturity. Using such an analysis, a security with a maturity of ten years may only have a duration of six years.

Bond Rating:

Moody’s, an independent rating organization, analyzes and evaluates a bond issuer’s credit history and ability to repay debts. Based on those assessments, it assigns letter grades that reflect the issuer’s creditworthiness. Ratings of Baa3 and higher are considered to be “investment grade.” Ratings below Baa3 are considered below investment grade.
Principal Risks
You could lose all or a portion of your investment in the Fund. Bond prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Interest Rate Risk. The Fund invests in debt instruments. Generally, as interest rates rise, the price value of debt securities falls.

•	Credit Risk. The Fund invests in debt securities of non-guaranteed entities. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

•	Time Risk. The Fund invests according to certain duration targets, which may change from time to time. The longer the portfolio’s overall duration, the greater the risk of adverse price changes. Also, portfolios with greater duration periods tend to experience more volatile price movements.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want current income and preservation of capital, and who can tolerate the risks involved with fixed-income securities investing.
48  QUAKER INVESTMENT TRUST PROSPECTUS

PAST PERFORMANCE AND EXPENSES
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31(1)

The Fund’s cumulative year-to-date return through June 30, 2005 was 2.23%

Highest and Lowest Returns
Highest Performing Quarter:	5.06% in 3rd quarter of 2001
Lowest Performing Quarter:	-2.42% in 2nd quarter of 2004

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results.
The Lehman Brothers Intermediate Aggregate Index is a broad market index consisting of various types of fixed income securities used for comparative purposes.

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Life-of-Class(5)

Class A Return Before Taxes(2)	-2.20%	3.87%	3.98%

Class A Return After Taxes on Distributions(3)	-3.50%	1.87%	2.04%

Class A Return After Taxes on Distributions and Sale of Funds Shares(3)	-1.44%	2.11%	2.21%

Class B Return Before Taxes(2)	-3.41%	N/A	1.66%

Class C Return Before Taxes(2)	0.45%	N/A	2.96%

Institutional Class Return Before Taxes	2.32%	N/A	3.59%

Lehman Brothers Intermediate Aggregate Index(4) (reflects no deduction for fees, expenses, or taxes)	3.75%	7.23%	6.50%

(1)	The Fund’s shareholders approved the conversion of the Fund’s No-Load Share Class to Class A Shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A Shares thereafter. Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	All Fund performance assumes reinvestment of dividends and capitals gains, and reflects all applicable sales charges.

(3)	“After-tax” returns are shown for only one class and after tax returns for other classes will vary.

(4)	The Lehman Brothers Intermediate Aggregate Index is a comprehensive benchmark that measures the performance of intermediate maturity range (from 1 year up to, but not including, 10 years) of U.S. domestic, taxable, investment grade fixed rate government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(5)	The inception date of the Fund was November 25, 1996.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   49

I. Risk and Return Summary
Fixed Income Funds
Quaker Fixed Income Fund
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

				Institutional
Sales charges (fees paid directly from your investment)	Class A	Class B	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	4.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	5.00%	1.00%	NONE

Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE	NONE	NONE

Redemption Fees (as a percentage of amount redeemed)	NONE	NONE	NONE	NONE

Exchange Fees	NONE	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.65%	0.65%	0.65%	0.65%

Distribution (12b-1) Fees	0.25%	1.00%	1.00%	NONE

Other Expenses	0.85%	0.85%	0.85%	0.85%

Total Fund Operating Expenses	1.75%	2.50%	2.50%	1.50%

(1)	Please see “SHAREHOLDER INFORMATION” on pages 59-61 for an explanation of how and when these sales charges apply.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Fixed Income Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$595	$953	$1,334	$2,400

Class B	$753	$1,079	$1,531	$2,565	(2)

Class C	$353	$779	$1,331	$2,836

Institutional Class	$153	$474	$818	$1,791

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$595	$953	$1,334	$2,400

Class B(1)	$253	$779	$1,331	$2,565	(2)

Class C(1)	$253	$779	$1,331	$2,836

Institutional Class	$153	$474	$818	$1,791

(1)	Assumes contingent deferred sales charge does not apply.

(2)	Class B Shares automatically convert to Class A Shares once the economic equivalent of 5.00% sales charge is recovered by the Fund for each investment account, which normally occurs 7 years after purchase; therefore, this amount assumes conversion of Class B Shares to Class A Shares after 7 years lowering your expenses from that time on.
50  QUAKER INVESTMENT TRUST PROSPECTUS

NON-PRINCIPAL STRATEGIES AND RISKS
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   51

II. Management of the Funds
Investment Adviser
      Quaker Funds, Inc. (“Adviser”), 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the investment adviser to each of the Funds. The Adviser provides its advisory services pursuant to an investment advisory agreement with Quaker Investment Trust (the “Trust”). The Adviser is a corporation incorporated under the laws of the State of Delaware, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
      As investment adviser to the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of sub-advisers to manage the assets of a Fund; (iii) overseeing and monitoring the ongoing performance of the sub-advisers of the Funds, including their compliance with the investment objectives, policies and restrictions of those Funds; (iv) the implementation of procedures and policies to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions; and (v) with respect to Quaker Fixed Income Fund, the investment of that Fund’s portfolio and compliance with that Fund’s objectives, policies and restrictions.
      Each Fund pays the Adviser and sub-adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The following represents total advisory and subadvisory fees paid by the Funds for the fiscal year ended June 30, 2005:

	Total Advisory and
	Subadvisory Fee
	Paid as a
	Percentage of
Name of Fund	Average Net Assets

Quaker Strategic Growth Fund	1.30%

Quaker Core Equity Fund	1.05%

Quaker Small-Cap Growth Fund	1.05%

Quaker Capital Opportunities Fund	1.16%	(1)

Quaker Biotech Pharma-Healthcare Fund	1.45%

Quaker Small-Cap Trend Fund	0.99%	(2)

Quaker Mid-Cap Value Fund	1.05%	(3)

Quaker Small-Cap Value Fund	1.17%	(4)

Geewax Terker Core Value Fund	0.00%	(5)

Quaker Fixed Income Fund	0.35%	(6)

(1)	Prior to May 3, 2005, Quaker Capital Opportunities Fund paid (i) an advisory fee equal to 0.30% annualized, of the Fund’s average daily net assets, and (ii) a subadvisory fee that consisted of two components. The first component of the subadvisory fee was a base fee equal to 0.75% annualized, of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. The second component was a performance adjustment that either increased or decreased the base fee, depending on how the Fund had performed relative to its benchmark, the S&P 500® Index (“S&P Index”). Based on the Fund’s investment performance compared to the S&P Index for the preceding 12-month period, the Fund’s subadvisory base fee would increase to as high as 1.25% or decrease to as low as 0.3416% of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. However, effective May 3, 2005, the Fund replaced the performance-based subadvisory fee rate with a fixed annual fee rate after the new subadvisory fee structure was approved by the Fund’s shareholders. Under the current advisory fee structure, the Fund pays total advisory and subadvisory fees of 1.05% annualized, of the Fund’s average daily net assets.
(2)	Under the current advisory fee structure, the total annual advisory and subadvisory fee rates for Quaker Small-Cap Trend Fund is 1.20% for assets under management of up to $100 million, and 1.10% of assets under management in excess of $100 million. However, since the Fund’s inception through October 28, 2004, the Adviser voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.05% for Class A Shares, 2.80% for Class C Shares, and 1.80% for Institutional Class Shares, of the average net assets of each class, respectively. Effective October 28, 2004, the Adviser has voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.15% for Class A Shares, 2.90% for Class C Shares, and 1.90% for Institutional Class Shares, of the average net assets of each class, respectively. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.
(3)	At a shareholder’s meeting held on May 3, 2005, the shareholders of Quaker Mid-Cap Value Fund approved a new investment subadvisory agreement with Global Capital Management, Inc., to replace Schneider Capital Management (“Schneider”) as sub-adviser to the Fund. The terms of the new investment subadvisory agreement approved by the Fund’s shareholders is substantially similar to the previous subadvisory agreement with Schneider, with the advisory and subadvisory fee rates payable by the Fund remaining the same.
(4)	Prior to May 3, 2005, Quaker Small-Cap Value Fund paid (i) an advisory fee equal to 0.30% annualized, of the Fund’s average daily net assets, and (ii) a subadvisory fee that consisted of two components. The first component of the subadvisory fee was a base fee equal to 0.90% annualized, of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. The second component was a performance adjustment that either increased or decreased the base fee, depending on how the Fund had performed relative to its benchmark, the Russell 2000® Index (“Russell Index”). Based on the Fund’s investment performance compared to the Russell Index for the preceding 12-month period, the Fund’s subadvisory base fee would increase to as high as 1.50% or decrease to as low as 0.30% of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. However, effective May 3, 2005, the Fund replaced the performance-based subadvisory fee rate with a fixed annual fee rate after the new subadvisory fee structure was approved by the Fund’s shareholders. Under the current advisory fee structure, Quaker Small-Cap Value Fund pays Adviser total advisory and subadvisory fees of 1.20% (0.30% to Adviser and 0.90% to the sub-adviser) annualized, of the Fund’s average daily net assets. The sub-adviser to Quaker Small-Cap Value
52  QUAKER INVESTMENT TRUST PROSPECTUS

Fund has voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client are terminated, the subadvisory fee rates offered to Quaker Small-Cap Value Fund would revert to the contractual fee rate of 0.90% per annum. Further, the Adviser has voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A Shares, 3.35% for Class B and C Shares, and 2.35% for Institutional Class Shares, of the average net assets of each class, respectively. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.
(5)	Under the current advisory fee structure, the total advisory and subadvisory fee rates for Geewax Terker Core Value Fund is 1.05% annualized, of the Fund’s average daily net assets. However, effective May 1, 2004, both the Adviser and the sub-adviser have voluntarily agreed to waive their management fees of 0.30% and 0.75% respectively. The Adviser and sub-adviser currently have no intention to terminate this arrangement, although they may do so at any time at their discretion.
(6)	Under the current advisory fee structure, the total annual advisory fee rates for Quaker Fixed Income Fund is 0.65% for assets under management of up to $100 million, and 0.60% of assets under management in excess of $100 million.
Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements
      At a meeting held in person on February 10, 2005, the Board of Trustees, including the disinterested Trustees of the Board, unanimously approved (i) a new investment advisory agreement with the Adviser, and (ii) new investment subadvisory agreements with each Fund’s respective sub-advisers. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2005, which is available on the Trust’s website at http://www.quakerfunds.com.
Sub-Advisers and Portfolio Managers
      Adviser may, with the prior approval of the Board of Trustees and the shareholders of the relevant Fund, engage persons or entities to serve as investment sub-advisers to one or more Funds. In the event that the SEC issues an exemptive order permitting the Trust and the Adviser to adopt a manager of managers structure, the Adviser may, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, (i) hire, terminate or replace investment sub-advisers for the Funds, and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by the shareholders. The Trust and Adviser have applied for such an exemptive order from the SEC.
      The Adviser has entered into separate subadvisory agreements with each sub-adviser and compensates each sub-adviser out of the investment advisory fees it receives from the applicable Fund. Each sub-adviser has discretionary responsibility for investment of the Fund’s assets and the portfolio management of the Fund.
      The following sub-advisers and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:
Quaker Strategic Growth Fund
      DG Capital Management, Inc. (“DG Capital”), located at 101 Arch Street, Suite 650, Boston, Massachusetts 02110, serves as the sub-adviser to Quaker Strategic Growth Fund. DG Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act, and specializes in equity management. As of August 31, 2005, the firm had approximately $1.3 billion of assets under management.
      The following individuals are primarily responsible for the day-to-day management of the Fund:

Manu Daftary, CFA — President and Chief Investment Officer of DG Capital. Mr. Daftary has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchase and sale of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.

Chris Perras, CFA — Portfolio Manager. Mr. Perras has been co-portfolio manager of the Fund since 2002, providing research and advice on the purchase and sale of individual securities, and portfolio risk assessment. From April 1999 to June 2002, Mr. Perras was part of a management team at AIM Capital Management that was responsible for the AIM Opportunities Long/ Short funds and AIM’s hedge fund products.
Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, and Geewax Terker Core Value Fund
      Geewax, Terker & Co. (“G.T.C.”), located at 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, Pennsylvania 19317, serves as the sub-adviser to each of Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, and Geewax Terker Core Value Fund. G.T.C. was organized as a Pennsylvania partnership in 1982, and is registered with the SEC as an investment adviser
FOR MORE INFORMATION PLEASE CALL 800-220-8888   53

II. Management of the Funds
pursuant to the Advisers Act. As an investment advisory firm, G.T.C. has been rendering investment advisory services to other individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1983. As of August 31, 2005, the firm had approximately $2.0 billion of assets under management.
      The following individual is primarily responsible for the day-to-day management of the Funds:

John J. Geewax — Portfolio Manager and General Partner of G.T.C. Mr. Geewax has been a portfolio manager of the Funds since the inception of the Fund. Mr. Geewax has primary responsibility for the investments of each Fund. He has final authority over all aspects of each Fund’s investment portfolio, including but not limited to, purchase and sale of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.
Quaker Capital Opportunities Fund
      Knott Capital Management (“Knott Capital”), located at 224 Valley Creek Blvd., Suite 100, Exton, PA 19341, serves as sub-adviser to Quaker Capital Opportunities Fund. Knott Capital was established in December of 1998, and is registered with the SEC as an investment adviser pursuant to the Advisers Act. As an investment advisory firm, Knott Capital has been rendering investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1998. As of August 31, 2005, the firm had approximately $632 million of assets under management.
      The following individuals are primarily responsible for the day-to-day management of the Fund:

Charles A. Knott — Chairman, Chief Investment Officer and founder of Knott Capital. Mr. Knott has served as the manager of the Fund since January of 2001. Mr. Knott has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio.

J. Michael Barron — Chief Executive Officer and Portfolio Manager of Knott Capital. Mr. Barron has served as a portfolio manager for the Fund since January of 2001, providing research and advice on the purchase and sale of individual securities, and portfolio risk assessment. Mr. Barron has 10 years of investment industry experience. From 1998 to 2000, he was Director of Real Estate Securities for INVESCO overseeing the management of $1 billion dollars in client assets.
Quaker Biotech Pharma-Healthcare Fund
      Sectoral Asset Management, Inc. (“S.A.M.”), located at 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec H3A 3G4, serves as sub-adviser to Quaker Biotech Pharma-Healthcare Fund. S.A.M. is registered as an investment adviser with the SEC under the Advisers Act, and provides investment advisory services to institutional clients. As of August 31, 2005, the firm had approximately $2.2 billion of assets under management. S.A.M. is a 100% employee owned and operated corporation, and its majority shareholders are Messrs. Jérôme Pfund, CFA and Michael Sjöström CFA.
      The following individuals are primarily responsible for the day-to-day management of the Fund:

Michael Sjöström, CFA — Chief Investment Officer and co-founder of S.A.M. Mr. Sjöström has served as the manager of the Fund since the inception of the Fund. Mr. Sjöström has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio. Prior to joining S.A.M., Mr. Sjöström served as portfolio manager of Pictet Funds — Biotech since its inception in 1994, and headed the pharmaceutical analyst team for Pictet & Cie from 1994-2000.

Stephan Patten, CFA — Portfolio Manager. Mr. Patten has served as a portfolio manager for the Fund since 2004, providing research and advice on the purchase and sale of individual securities, and portfolio risk assessment. Mr. Patten joined S.A.M. in July 2001 as an Assistant Portfolio Manager focusing on the firm’s long/short funds.
Quaker Small-Cap Trend Fund
      TrendStar Advisors, LLC (“TrendStar”), located at 7300 College Blvd. Suite 308, Overland Park, Kansas 66210, has served as sub-adviser to Quaker Small-Cap Trend Fund since the Fund’s inception on February 17, 2004. TrendStar is registered with the SEC as an investment adviser pursuant to the Advisers Act, and specializes in equity management. As of August 31, 2005, the firm had approximately $281 million of assets under management.
      The following individuals are primarily responsible for the day-to-day management of the Fund:

Thomas W. Laming — President, Chief Investment Officer and founder of TrendStar. Mr. Laming has served as the lead portfolio manager of the Fund since the Fund’s inception on February 17, 2004. Mr. Laming has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio. Prior to founding TrendStar, Mr. Laming served as Senior Vice President and portfolio manager with Kornitzer Capital Management, Inc. (“Kornitzer”), in Shawnee Mission, Kansas, which he joined in January 1993.

James R. McBride — Vice President and co-founder of TrendStar. Mr. McBride has served as portfolio manager of the Fund since the Fund’s inception on February 17, 2004.
54  QUAKER INVESTMENT TRUST PROSPECTUS

Mr. McBride works closely with Mr. Laming to provide day-to-day investment management services for the Fund. Mr. McBride provides research and advice on the purchase and sale of individual securities and provides advice on overall portfolio implementation. Mr. McBride was also previously employed by Kornitzer as a Vice President and research analyst from 2000 until he left to join TrendStar in August, 2003 as a portfolio manager.
Quaker Mid-Cap Value Fund
      Global Capital Management, Inc. (“G.C.M.”), located at One West First Avenue, Suite 100 Conshohocken, Pennsylvania 19428, has served as sub-adviser to Quaker Mid-Cap Value Fund since May 3, 2005. Prior to that time, Schneider served as sub-adviser to the Fund from December, 2000 to May 3, 2005. At a shareholder’s meeting held on May 3, 2005, the Fund’s shareholders approved a new investment subadvisory agreement with G.C.M. that is substantially identical to the previous investment subadvisory agreement with Schneider. The Fund’s total advisory and subadvisory fee rate of 1.05% annualized, of the Fund’s average daily net assets did not change as a result of the new subadvisory agreement with G.C.M. G.C.M. was established as a 100% employee owned investment advisory firm in December of 1997, and is registered with the SEC as an investment adviser pursuant to the Advisers Act. As of August 31, 2005, the firm had approximately $350 million of assets under management.
      The following individuals are primarily responsible for the day-to-day management of the Fund:

Anthony Soslow, CFA — Chief Investment Officer and founder of G.C.M. Mr. Soslow has served as the manager of the Fund since May of 2005. Mr. Soslow has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio. Mr. Soslow founded the firm in 1997, and created the GCM Investment Process that identifies high quality, undervalued securities that exhibit improving business prospects.

John Hammerschmidt — Portfolio Manager. Mr. Hammerschmidt has served as a portfolio manager for the Fund since May of 2005, providing research and advice on the purchase and sale of individual securities, and portfolio risk assessment. Mr. Hammerschmidt has over twenty years of investment experience and joined G.C.M. in 2004. Mr. Hammerschmidt spent eleven years as a senior portfolio manager and analyst with Turner Investment Partners (“Turner”), where he was responsible for the portfolio management of all of the Turner large cap growth equity products.

Philip Mendelsohn, CFA — Portfolio Manager. Mr. Mendelsohn has served as a portfolio manager for the Fund since May of 2005, providing research and advice on the purchase and sale of individual securities, and portfolio risk assessment. Mr. Mendelsohn joined G.C.M. in 1999 and is responsible for oversight and management of the research and analytical staff and systems. As a portfolio manager and research analyst with G.C.M., Mr. Mendelsohn also is largely responsible for the research efforts in the financial and retail sectors in which he previously had direct managerial experience.
Quaker Small-Cap Value Fund
      Aronson+Johnson+Ortiz, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, PA 19102, serves as sub-adviser to Quaker Small-Cap Value Fund. AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2005, the firm had approximately $21 billion of assets under management.
      The following individuals are primarily responsible for the day-to-day management of the Fund:

Theodore R. Aronson — Managing Principal. Mr. Aronson founded AJO in 1984 and has served as a portfolio manager of the Fund since its inception in 1996. Mr. Aronson is involved with portfolio management, administration, and marketing at AJO. Prior to founding AJO, Mr. Aronson was a partner with Addison Capital Management from 1981 to 1984.

Kevin M. Johnson — Principal. Mr. Johnson joined AJO in 1993 and has served as a portfolio manager of the Fund since its inception in 1996. Mr. Johnson directs AJO’s research effort. Prior to joining AJO, Mr. Johnson was a portfolio manager at DuPont’s internal pension group.

Martha E. Ortiz — Principal. Ms. Ortiz joined AJO in 1987 and has served as a portfolio manager of the Fund since its inception in 1996. Ms. Ortiz oversees portfolio implementation and trading. Prior to joining AJO, Ms. Ortiz was with Wilshire Associates, where she supported the Equity Management System (now Atlas).

Gina Marie N. Moore — Principal. Ms. Moore joined AJO in 1998 and has served as a portfolio manager of the Fund since 2004. In addition to her portfolio management duties, Ms. Moore also focuses on marketing. Prior to joining AJO, she was with Glenmede Trust Company, where she was involved with portfolio analytics and marketing.
Quaker Fixed-Income Fund
      Quaker Fixed-Income Fund is not currently sub-advised by a sub-adviser. Andres Capital Management, LLC (“Andres”), located at 2701 Renaissance Blvd., 4th Floor, King of Prussia, Pennsylvania 19406, had previously served as sub-adviser to the Fund since March 13, 2003. However, the Fund’s subadvisory arrangement with Andres was effectively terminated on July 11,
FOR MORE INFORMATION PLEASE CALL 800-220-8888   55

II. Management of the Funds
2005, following the change of control of Andres as a result of the sale of Andres to an unaffiliated third-party. Since then, the Adviser has overseen the day-to-day management of the investments of the Fund.
      The following individual is primarily responsible for the day-to-day management of the Fund:

Robert P. Andres — Portfolio Manager of Adviser. Mr. Andres had served as portfolio manager to the Fund since March 13, 2003 until the close of business on July 11, 2005 on behalf of Andres, the previous sub-adviser to the Fund, in his capacity as President and CEO of Andres. Following the termination of the subadvisory arrangement between Adviser and Andres with respect to the Fund on July 11, 2005, Mr. Andres has continued to serve as portfolio manager to the Fund as an employee of the Adviser. Mr. Andres has primary responsibility for the investments of the Fund, and he has final authority over all aspects of the Fund’s investment portfolio.
More About Sub-Advisers and Portfolio Managers
      The Trusts’ Statement of Additional Information provides additional information about the sub-advisers and each of its respective portfolio manager’s compensation, other accounts managed by the portfolio managers and the respective portfolio manager’s ownership of securities in the applicable Fund.
Distributor
      Citco Mutual Fund Distributors, Inc. (“CMFD”), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, serves as the distributor and principal underwriter of the Funds’ shares. CMFD is wholly owned by CITCO Group, Ltd., a United Kingdom company, which also owns Citco Mutual Fund Services, Inc., the transfer agent and administrator for the Funds.
      CMFD compensates financial services firms that sell shares of the Funds pursuant to dealer agreements with CMFD. Compensation payments come from sales charges paid by shareholders at the time of purchase (for Class A Shares), from CMFD’s resources (for Class B and C Shares) and from 12b-1 fees paid out of Fund assets. The Funds have adopted Distribution Plans (the “Plans”) under Rule 12b-1 to pay for distribution and sale of their Class A, Class B and Class C Shares. Under these Plans, Class A, Class B and Class C Shares pay 12b-1 fees. Please see “Sales Charge Schedules” on pages 60 and 61 for details.
      In the case of Class A, B and C Share accounts that are not assigned to a financial services firm, CMFD retains the entire fee. Should the fees collected under the Plans exceed the expenses of CMFD in any year, CMFD would realize a profit.
      CMFD, or the Funds, may also contract with banks, trust companies, broker-dealers, or other financial organizations to act as shareholder servicing agents to provide administrative services for the Funds such as:

•	Processing purchase and redemption transactions.

•	Transmitting and receiving monies for the purchase and sale of shares in the Funds.

•	Answering routine inquires about the Funds.

•	Furnishing monthly and year-end statements and confirmations of purchase and sale of shares.

•	Transmitting periodic reports, updated prospectuses, proxy statements and other shareholder communications.
      For these services, each Fund pays fees that may vary depending on the services provided. Fees will not exceed an annual rate of 0.25% of the net daily asset value of the shares of a Fund under the service contract.
56  QUAKER INVESTMENT TRUST PROSPECTUS

III. Shareholder Information
Calculating Share Price
      When you buy shares, you pay the “offering price” for the shares. The “offering price” includes any applicable sales charge, and is determined by dividing the net asset value per share (“NAV”) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/ 0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.
      When you sell or exchange shares of a Fund, you do so at the Fund’s NAV, plus any applicable Contingent Deferred Sales Charge (“CDSC”).
      The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each Fund’s share class by the applicable number of shares outstanding per share class.
      Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). Each Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
      When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.
      Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.
Fair Valuation

•	Individual Securities. Each Fund expects to price most of its securities based on the current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Funds have adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and have established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) fundamental analysis (earnings multiple, yield to maturity with respect to debt issues, etc.); (ii) discounts from market prices of similar securities; (iii) discounts applied due to the nature and duration of restrictions on the disposition of the securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation. Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination. The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Chief Executive Officer of the Adviser (and President of the Trust), the Chairman of the Trust’s Board of Trustees and a representative from the applicable sub-adviser, if any.

•	Foreign Securities. The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale
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III. Shareholder Information

is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events may impact the availability or reliability of the value of a foreign security or the foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the Valuation Committee will fair value foreign securities using procedures established and approved by the Board of Trustees.

•	Risk of Fair Value Pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund’s sale or redemption of its share at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Choosing the Appropriate Share Class
      Each Fund offers one or more classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Fund represents an interest in the same portfolio of investments in that Fund.
      Effective December 31, 2003, the Board of Trustees approved terminating the offering of new Class B Shares of any of the Funds to any shareholders except for existing shareholders of Class B Shares. Existing shareholders of Class B Shares may continue as Class B shareholders, continue to reinvest dividends into Class B Shares and exchange their Class B Shares for Class B Shares of other Funds in the Trust. New or additional investments into Class B Shares are not permitted. Existing Class B shareholders will continue to be subject to all Class B attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features.
      The following table shows the share classes that are offered by each Fund:

Funds and Share Classes	Class A	Class B*	Class C	Institutional
Growth Funds

Quaker Strategic Growth Fund	-	-	-	-

Quaker Core Equity Fund	-	-	-	-

Quaker Small-Cap Growth Fund	-	-	-	-

Quaker Capital Opportunities Fund	-	-	-

Quaker Biotech Pharma-Healthcare Fund	-	-	-

Blended Fund

Quaker Small-Cap Trend Fund	-		-	-

Value Funds

Quaker Mid-Cap Value Fund	-	-	-	-

Quaker Small-Cap Value Fund	-	-	-	-

Geewax Terker Core Value Fund	-

Fixed Income Fund

Quaker Fixed Income Fund	-	-	-	-

*	The Trust has suspended sales of each Fund’s Class B Shares. Class B Shares are only available to existing Class B shareholders through exchanges of Class B Shares between Funds and reinvestment of dividends and distributions.
58  QUAKER INVESTMENT TRUST PROSPECTUS

Comparison of Share Classes

	Class A	Class B*	Class C	Institutional Class

TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge, but with a Contingent Deferred Sales Charge (CDSC) when shares are sold	Offered at NAV without a front-end sales charge, but with a CDSC of 1.00% if shares are sold within thirteen months after purchase	Offered at NAV with no front-end sales charge or CDSC

* Only available to existing Class B shareholders through exchange of Class B Shares between Funds and reinvestment of dividends and distributions.

ONGOING EXPENSES	Lower than Class B or C	Higher than Class A	Higher than Class A	Lower than Class A, B or C

APPROPRIATE FOR INVESTORS	• Who prefer a single front- end sales charge	• Who are existing Class B shareholders	• Who want to invest all money immediately, with no front-end sales charge	• Designed for large institutional investors

	• With a longer investment horizon		• With a shorter investment horizon

• Who qualify for reduced sales charges on larger investments

Minimum Investments for Class A and C Shares

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments

Regular	$2,000	$100

IRAs	$1,000	$100

Automatic Investment Plan Minimums

	Minimum Investment	Minimum Subsequent
Type of Account	to Open Account	Monthly Investments

Regular	$2,000	$100

IRAs	$1,000	$100

Minimum Investment for
Institutional Class Shares is $1 Million
Reduction or Waiver of Front-End Sales Charges:
      Front-end sales charges may be reduced by:

•	Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the net asset value of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned Class A Shares in the Quaker Core Equity Fund with a combined aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Strategic Growth Fund, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Funds.

•	Letter of Intent. This means you can declare your intention to purchase shares of the same class over a 13-month period and receive the same sales charge as if you had bought all the shares at once. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.
      You may need to provide your financial services firm or the Funds’ transfer agent with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Funds’ transfer agent with information about eligible Funds’ accounts held with other broker/ dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Funds’ Statement of Additional Information or
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III. Shareholder Information
from a broker or financial intermediary through which shares of the Funds are sold.
      Please refer to the Purchase Application or consult with your financial services firm to take advantage of these purchase options.
      Additional information concerning sales load reductions is available in the Trust’s Statement of Additional Information. Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.
      Front-end sales charges may be waived...

•	For purchases by fee-based registered investment advisers for their clients, broker/ dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

•	For employees and employee-related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust. Please see the Statement of Additional Information for details.

•	For large orders and purchases by eligible plans. Please see the Statement of Additional Information for details, including a description of the commissions CMFD may advance to dealers for these purchases.

•	For shareholders who had held No-Load Class shares in certain Funds prior to the conversion of such shares to Class A Shares as of June 23, 2000. Please see the Statement of Additional Information for details.
      You need to notify your financial services firm or the Fund’s transfer agent if you qualify for a waiver.
Contingent Deferred Sales Charges (CDSCs)
      Class A Shares are subject to a front-end sales charge at the time of purchase but are not subject to a CDSC on any sale of shares.
      Class B Shares are subject to a CDSC on any sale of shares that have been held for less than seven (7) years. If a CDSC is imposed, it will be calculated on an amount equal to the lesser of (i) the net asset value at the time the shares are redeemed, or (ii) the original cost of the shares redeemed. In essence, this would mean that no sales charge is attributable to the capital appreciation of your shares.
      Class C Shares are subject to a CDSC of 1% on shares sold within thirteen (13) months of purchase.
      Institutional Class Shares are not subject to a CDSC on any sale of shares.
Sales Charge Schedules
      Front-End Sales Charges on Class A Shares for each Fund, except for Quaker Fixed-Income Fund:

	Sales Charge	Sales Charge
	(as a % of	(as a % of net	Dealer
Amount Invested	offering price)	amount invested)	Reallowance

Less than $50,000	5.50%	5.82%	5.00%

$50,000 to $99,999	4.75%	4.99%	4.25%

$100,000 to $249,999	3.75%	3.90%	3.25%

$250,000 to $499,999	2.75%	2.83%	2.50%

$500,000 to $999,999	2.00%	2.04%	1.75%

$1,000,000 or more	1.00%	1.01%	0.75%
      Front-End Sales Charges on Class A Shares of Quaker Fixed-Income Fund:

	Sales Charge	Sales Charge
	(as a % of	(as a % of net	Dealer
Amount Invested	offering price)	amount invested)	Reallowance

Less than $100,000	4.25%	4.44%	4.00%

$100,000 to $249,999	3.75%	3.90%	3.50%

$250,000 to $499,999	2.75%	2.83%	2.50%

$500,000 to $999,999	2.00%	2.04%	1.75%

$1,000,000 or more	1.00%	1.01%	0.75%

CDSCs on Class B and Class C Shares
Class B Sales Charge

CDSC as a Percentage of
Redemption Proceeds
If you sell Class B Shares within:	or Original Cost

1st year since purchase	5.00%

2nd year since purchase	4.00%

3rd year since purchase	3.00%

4th year since purchase	3.00%

5th year since purchase	2.00%

6th year since purchase	1.00%

7th year since purchase	None

Class B Shares are only available through reinvestment of dividends by current Class B shareholders and through exchanges of Class B Shares of one Fund for Class B Shares of another Fund, as described under “How to Exchange Shares” on page 66.
Class B Shares automatically convert to Class A Shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, normally after 7 years. The sales charge is recoverable by the Fund(s) through the distribution and servicing fees paid under each Fund’s Plan of Distribution for its Class B Shares. Class B Shares converting to Class A Shares are not subject to additional sales charge. You should be aware that the recovery of the economic equivalent of the applicable sales charge may take longer than seven years in the event of adverse market conditions. In such an event, the 12b-1 fees applicable to Class B Shares would continue until the sales charge was
60  QUAKER INVESTMENT TRUST PROSPECTUS

recovered. Thereafter, the shares would then automatically convert to Class A Shares of the relevant Fund.
Class B Shares pay a 1% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class B Shares.
Class C Sales Charge

CDSC as a Percentage of
Redemption Proceeds
If you sell Class C Shares within:	or Original Cost

Thirteen (13) months since purchase	1.00%

Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund(s) of your choice.
However, Class C Shares pay a 1% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C Shares.

      CDSCs will be waived...

•	For shares sold from the registered accounts of persons who have died or become disabled within one year after purchase of shares.

•	For redemptions representing minimum required distributions from an IRA or other tax-qualified retirement plan to a shareholder who is over 70 1/2 years old. If a shareholder holds other investments in the same IRA or plan, then all investments must be distributed on a pro rata basis.

•	For share sales under the Systematic Withdrawal Plan. No more than 10% per year of the account balance may be sold by Systematic Withdrawal, and the account must have a minimum $10,000 balance at the beginning of the Systematic Withdrawal Plan.

•	Pursuant to the right of the Trust to liquidate a shareholder’s account.

•	For exchanges between same share classes of other Funds.
      For detailed rules applicable to CDSC waivers, please read the Statement of Additional Information.
      You need to notify your financial services firm or the Fund’s transfer agent if you qualify for a waiver.
      Note: When you send a redemption request to the Trust, unless you specify otherwise, Fund shares not subject to the CDSC are redeemed first, then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.
12b-1 Distribution and Service Fees

•	The 12b-1 Plans adopted by the Trust for the Class A, Class B and Class C Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The Institutional Class Shares have no distribution or service fees.

•	Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Revenue Sharing
      The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to the Adviser to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payment is determined by the Adviser.
      Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.
      Contact your financial intermediary for details about revenue sharing payments.
      Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Funds are prohibited from considering a broker-dealer’s sale of any of the Funds’ shares, in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.
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III. Shareholder Information
Registration of Share Classes
      Not all share classes of the Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence.
      All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards or third party checks will be accepted. A fee may be assessed against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predestinated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).
      Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.
Opening and Adding to Your Account
      You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Funds, toll free, at 1-800-220-8888.
Purchases Through Financial Service Organizations
      You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.
Purchasing Shares by Mail
      To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to the Fund of your choice, and mail the Account Application and check to:
Quaker Investment Trust
c/o Citco Mutual Fund Services, Inc.
P.O. Box C1100
Southeastern, PA 19398-1100
      For Overnight or Special Delivery:
Quaker Investment Trust
c/o Citco Mutual Fund Services, Inc.
83 General Warren Blvd., Suite 200
Malvern, PA 19355
      Your purchase order, if accompanied by payment, will be processed upon receipt by Citco Mutual Fund Services, Inc., the Fund’s transfer agent (“Transfer Agent”). If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.
62  QUAKER INVESTMENT TRUST PROSPECTUS

Purchasing Shares by Wire Transfer
      To make an initial purchase of shares by wire transfer, take the following steps:

1.	Call 1-800-220-8888 to inform us that a wire is being sent.

2.	Obtain an account number from the Transfer Agent.

3.	Fill out, fax (610-296-8516), then mail the Account Application to the Transfer Agent.

4.	Ask your bank to wire funds to the account of:
Wachovia Bank National Association
Avondale, PA
ABA # 031201467
For Credit to Acct #2000014666991
For Further Credit to (Your Name & Acct. #)
      Include your name(s), address and taxpayer identification number or social security number on the wire. The wire should state that you are opening a new Fund account.
      To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.
      If you purchase Fund shares by wire, you must complete and file an Account Application with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application included with this Prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.
Telephone Purchases
      In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives payment through the Automated Clearing House (“ACH”). Call the Funds for details.
      You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.
      The Trust’s Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.
Miscellaneous Purchase Information
      The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings & loan or credit union. The Funds’ Custodian may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any payment check returned to the Custodian for insufficient funds.
      If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.
      Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. A Fund also must withhold if the IRS instructs it to do so.
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III. Shareholder Information
Frequent/Short-Term Trading or
Market Timing
      The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in any of the Funds, which are described below.
      The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. Each Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.
      A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in Funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.
      The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Funds in monitoring and identifying market timing activity.
      Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.
      Some investors own their shares in the Funds through omnibus accounts at a financial institution. In such cases, the Funds may not know the identity of individual beneficial owners of the Funds’ shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Funds review all trading activity on behalf of omnibus accounts. If any abuses are suspected, the affected Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Funds may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Funds’ ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Preventive Measures
      In the event that a Fund or the Fund’s principal underwriter or financial intermediaries determine, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to the Fund or its shareholders, the Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.
How to Sell Shares
      You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Funds’ transfer agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.
      The Funds have fair value pricing procedures in place. See “Fair Valuation” on page 57. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.
64  QUAKER INVESTMENT TRUST PROSPECTUS

To Sell Shares by Mail
      Redemption requests should be mailed via U.S. mail to:
Quaker Investment Trust
c/o Citco Mutual Fund Services, Inc.
P.O. Box C1100
Southeastern, PA 19398-1100
      or by overnight or special delivery to:
Quaker Investment Trust
c/o Citco Mutual Fund Services, Inc.
83 General Warren Blvd., Suite 200
Malvern, PA 19355
      The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required medallion signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.
      Payment of redemption proceeds will be made no later than the seven business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.
      Signature Guarantees. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(a)	if you change the ownership on your account;

(b)	when you want the redemption proceeds sent to a different address than is registered on the account;

(c)	if the proceeds are to be made payable to someone other than the account’s owner(s);

(d)	any redemption transmitted by federal wire transfer to your bank; and

(e)	if a change of address request has been received by the Trust or Transfer Agent within 15 days prior to the request for redemption.
      In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in “Good Order”.
      Signature guarantees are designed to protect both you and the Trust from fraud. To obtain a signature guarantee, you should visit a bank, trust company, participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the NYSE, Inc. Medallion Signature Program (“MSP”). Notaries public cannot provide signature guarantees. Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words “Signature Guarantee.”
To Sell Shares by Phone
      You may redeem your shares in the Fund(s) by calling the Funds at 1-800-220-8888 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Trust or the Transfer Agent within 15 days prior to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.
      If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund(s) may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.
      You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $25) for outgoing wires.
Involuntary Redemptions
      Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:

•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds. You will not owe any CDSC on the proceeds of an involuntarily redeemed account.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   65

III. Shareholder Information

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.
How to Exchange Shares
      Generally, you may exchange your shares of the Funds for the same share class of any other Fund without incurring any additional sales charges. In addition, shareholders of Class A Shares of a Fund may exchange into Class I Shares of Quaker Reserve Money Market Account, and shareholders of Class B and Class C Shares of a Fund may exchange into Class II Shares of Quaker Reserve Money Market Account without incurring any additional sales charges (Class I Shares of Quaker Reserve Money Market Account and the Class II Shares of Quaker Reserve Money Market Account will be referred to herein as the “Money Market Account shares”)
      If you exchange shares of a Fund that are subject to a CDSC into shares of another Fund or a Money Market Account, we will calculate the holding period for purposes of calculating the CDSC from the date you made your original purchase and not the date you exchanged your shares.
      Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between CMFD and The Reserve Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.
      An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Fund(s) to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.
Account Services
      You may select the following account services on your Purchase Application, or at any time thereafter, in writing.

•	Dividend Reinvestment. Automatic, unless you direct that your dividends be mailed to you. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

•	Systematic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $100 per systematic withdrawal per payment. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account Application, or is available by calling the Trust. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Account Application (see “Signature Guarantees”). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Account Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty days written notice or by a shareholder upon written notice to the Funds. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

•	Automatic Investment Plan. You may order a specific dollar amount purchase of shares at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least
66  QUAKER INVESTMENT TRUST PROSPECTUS

thirty (30) days beforehand if it does so. For more information, call the Funds at 1-800-220-8888.
Dividends and Tax Matters
      Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. Each Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities.
      Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. This is known as “buying a dividend.” The price of such shares includes the amount of any forthcoming distribution and you will be receiving, in the form of a taxable distribution, a portion of the money you just invested (even if the distribution is invested in additional Fund shares).
      In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, distributions declared in December but paid in January are taxable as if they were paid in December.
      For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
      A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.
      Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.
General Information
      The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.
      In reports or other communications to investors, or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Funds may also, from time to time, compare their performance to the one or more appropriate indices.
      According to the law of Massachusetts under which the Trust is organized, and the Trust’s Amended and Restated Declaration of Trust and by-laws, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940, as amended (“1940 Act”). Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Trust will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act, as amended.
      Protecting your personal information is a priority for the Trust and our privacy policy has been designed to support this objective. The Trust may collect non-public personal information from you in the following ways:
      1. From information provided by you on applications or other forms submitted to the Trust or to the Transfer Agent; and
      2. From information arising from your investment in the Fund(s).
      The Trust utilizes electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Trust authorizes access to your personal and account information on a “needs information only” basis to personnel utilizing this information to provide products or services to you.
      The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with the Adviser, Transfer Agent, the Funds’ principal underwriter, and sub-advisers to provide investment advisory, administrative and other services, and the Trust may disclose information about you or information that you have provided to the Fund to these parties in connection with each party’s responsibilities to the Funds.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   67

III. Shareholder Information
      The Board of Trustees of the Trust has approved a Code of Ethics (the “Code”) for the Trust, Adviser, sub-advisers and the Funds’ principal underwriter. Each Code governs the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of each Code. The Trust has filed copies of each Code with the SEC. Copies of each Code may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Each Code is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
      The Board of Trustees of the Trust has also approved anti-money laundering procedures which it believes are reasonably designed to detect and prevent attempts to utilize the Funds for illegal purposes. Day to day responsibility for the monitoring of such activities has been delegated to the Transfer Agent, subject to Board oversight and periodic independent audit.
Selective Disclosure of Portfolio Holdings
      A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available (i) in the Trust’s Statement of Additional Information, and (ii) on the Trust’s website at http://www.quakerfunds.com.
68  QUAKER INVESTMENT TRUST PROSPECTUS

IV. Financial Highlights
      The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years or for the life of the class of shares of the Fund, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Unless otherwise noted, the selected financial information below is for the fiscal periods ending June 30 of each year. The financial highlights for the year ended June 30, 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report.
FOR MORE INFORMATION PLEASE CALL 800-220-8888   69

IV. Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A

					For the
					period from
	Year	Year	Year	Year	July 6, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$20.71	$16.67	$16.03	$18.69	$22.64

Income from investment operations:
Net investment income (loss)(2)	(0.16)	(0.27)	(0.19)	(0.16)	0.17
Net realized and unrealized gain (loss) on investments	2.88	4.31	0.83	(2.46)	(1.24)

Total from investment operations	2.72	4.04	0.64	(2.62)	(1.07)

Distributions to shareholders from:
Net investment income	—	—	—	(0.04)	(0.34)
Net realized capital gain	(0.99)	—	—	—	(2.54)

Total distributions	(0.99)	—	—	(0.04)	(2.88)

Net Asset Value — End of period	$22.44	$20.71	$16.67	$16.03	$18.69

Total Return(3)	13.36%	24.24%	3.99%	(14.03)%	(5.06)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$530,271	$307,744	$149,677	$159,755	$64,637
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.04%	2.16%	2.16%	2.20%	2.32%
After fees paid indirectly through commission recapture	1.99%	2.16%	2.16%	2.20%	2.32%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.78)%	(1.41)%	(1.24)%	(0.93)%	0.88%
After fees paid indirectly through commission recapture	(0.73)%	(1.41)%	(1.24)%	(0.93)%	0.88%
Portfolio turnover rate	204.59%	332.70%	401.43%	523.87%	641.59%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
70  QUAKER INVESTMENT TRUST PROSPECTUS

	Class B

					For the
					period from
	Year	Year	Year	Year	August 1, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$20.25	$16.41	$15.90	$18.66	$22.89

Income from investment operations:
Net investment loss(2)	(0.31)	(0.40)	(0.31)	(0.31)	(0.06)
Net realized and unrealized gain loss on investments	2.81	4.24	0.82	(2.43)	(1.32)

Total from investment operations	2.50	3.84	0.51	(2.74)	(1.38)

Distributions to shareholders from:
Net investment income	—	—	—	(0.02)	(0.31)
Net realized capital gain	(0.99)	—	—	—	(2.54)

Total distributions	(0.99)	—	—	(0.02)	(2.85)

Net Asset Value — End of period	$21.76	$20.25	$16.41	$15.90	$18.66

Total Return(3)	12.56%	23.40%	3.21%	(14.69)%	(6.33)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$16,106	$16,186	$14,054	$9,077	$2,023
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.79%	2.91%	2.91%	2.95%	3.07%
After fees paid indirectly through commission recapture	2.74%	2.91%	2.91%	2.95%	3.07%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(1.53)%	(2.16)%	(1.99)%	(1.68)%	0.13%
After fees paid indirectly through commission recapture	(1.48)%	(2.16)%	(1.99)%	(1.68)%	0.13%
Portfolio turnover rate	204.59%	332.70%	401.43%	523.87%	641.59%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   71

IV. Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C

					For the
					period from
	Year	Year	Year	Year	July 11, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$20.18	$16.36	$15.85	$18.59	$22.83

Income from investment operations:
Net investment loss(2)	(0.31)	(0.41)	(0.31)	(0.30)	(0.01)
Net realized and unrealized gain (loss) on investments	2.80	4.23	0.82	(2.42)	(1.39)

Total from investment operations	2.49	3.82	0.51	(2.72)	(1.40)

Distributions to shareholders from:
Net investment income	—	—	—	(0.02)	(0.30)
Net realized capital gain	(0.99)	—	—	—	(2.54)

Total distributions	(0.99)	—	—	(0.02)	(2.84)

Net Asset Value — End of period	$21.68	$20.18	$16.36	$15.85	$18.59

Total Return(3)	12.55%	23.35%	3.22%	(14.66)%	(6.49)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$66,958	$37,559	$15,047	$5,376	$1,469
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.79%	2.91%	2.91%	2.95%	3.07%
After fees paid indirectly through commission recapture	2.74%	2.91%	2.91%	2.95%	3.07%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(1.53)%	(2.16)%	(1.99)%	(1.68)%	0.13%
After fees paid indirectly through commission recapture	(1.48)%	(2.16)%	(1.99)%	(1.68)%	0.13%
Portfolio turnover rate	204.59%	332.70%	401.43%	523.87%	641.59%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
72  QUAKER INVESTMENT TRUST PROSPECTUS

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	July 20, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$20.88	$16.76	$16.08	$18.72	$23.16

Income from investment operations:
Net investment income (loss)(2)	(0.10)	(0.22)	(0.15)	(0.09)	0.28
Net realized and unrealized gain (loss) on investments	2.91	4.34	0.83	(2.50)	(1.82)

Total from investment operations	2.81	4.12	0.68	(2.59)	(1.54)

Distributions to shareholders from:
Net investment income	—	—	—	(0.05)	(0.36)
Net realized capital gain	(0.99)	—	—	—	(2.54)

Total distributions	(0.99)	—	—	(0.05)	(2.90)

Net Asset Value — End of period	$22.70	$20.88	$16.76	$16.08	$18.72

Total Return(3)	13.69%	24.58%	4.23%	(13.86)%	(6.92)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$32,506	$14,767	$4,676	$4,740	$4,229
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.79%	1.91%	1.91%	1.95%	2.07%
After fees paid indirectly through commission recapture	1.74%	1.91%	1.91%	1.95%	2.07%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.53)%	(1.16)%	(1.32)%	(0.68)%	1.13%
After fees paid indirectly through commission recapture	(0.48)%	(1.16)%	(1.32)%	(0.68)%	1.13%
Portfolio turnover rate	204.59%	332.70%	401.43%	523.87%	641.59%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   73

IV. Financial Highlights
Quaker Core Equity Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$11.35	$9.69	$9.64	$12.48	$20.31

Income from investment operations:
Net investment loss(1)	(0.04)	(0.11)	(0.11)	(0.15)	(0.25)
Net realized and unrealized gain (loss) on investments	0.18	1.77	0.16	(2.69)	(7.28)

Total from investment operations	0.14	1.66	0.05	(2.84)	(7.53)

Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.30)

Net Asset Value — End of period	$11.49	$11.35	$9.69	$9.64	$12.48

Total Return(2)	1.23%	17.13%	0.52%	(22.76)%	(37.33)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$8,290	$8,604	$7,687	$10,504	$13,888
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.93%	2.10%	2.02%	2.21%	2.11%
After expense reimbursements and waived fees	1.93%	2.10%	2.02%	2.21%	2.11%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.33)%	(1.03)%	(1.18)%	(1.32)%	(1.58)%
After expense reimbursements and waived fees	(0.33)%	(1.03)%	(1.18)%	(1.32)%	(1.58)%
Portfolio turnover rate	88.76%	239.70%	223.82%	124.48%	127.53%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
74  QUAKER INVESTMENT TRUST PROSPECTUS

	Class B

					For the
					period from
	Year	Year	Year	Year	November 14, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$11.04	$9.50	$9.52	$12.42	$16.97

Income from investment operations:
Net investment loss(2)	(0.12)	(0.19)	(0.17)	(0.23)	(0.19)
Net realized and unrealized gain (loss) on investments	0.18	1.73	0.15	(2.67)	(4.06)

Total from investment operations	0.06	1.54	(0.02)	(2.90)	(4.25)

Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.30)

Net Asset Value — End of period	$11.10	$11.04	$9.50	$9.52	$12.42

Total Return(3)	0.54%	16.21%	(0.21)%	(23.35)%	(25.36)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$167	$199	$124	$89	$112
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.68%	2.85%	2.77%	2.96%	2.86%
After expense reimbursements and waived fees	2.68%	2.85%	2.77%	2.96%	2.86%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(2.33)%
After expense reimbursements and waived fees	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(2.33)%
Portfolio turnover rate	88.76%	239.70%	223.82%	124.48%	127.53%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   75

IV. Financial Highlights
Quaker Core Equity Fund
(For a Share Outstanding Throughout the Period)

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$10.97	$9.44	$9.46	$12.34	$20.33

Income from investment operations:
Net investment loss(1)	(0.12)	(0.18)	(0.18)	(0.23)	(0.34)
Net realized and unrealized gain (loss) on investments	0.18	1.71	0.16	(2.65)	(7.35)

Total from investment operations	0.06	1.53	(0.02)	(2.88)	(7.69)

Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.30)

Net Asset Value — End of period	$11.03	$10.97	$9.44	$9.46	$12.34

Total Return(2)	0.55%	16.21%	(0.21)%	(23.34)%	(38.09)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$143	$168	$310	$408	$550
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.68%	2.85%	2.77%	2.96%	2.86%
After expense reimbursements and waived fees	2.68%	2.85%	2.77%	2.96%	2.86%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(2.34)%
After expense reimbursements and waived fees	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(2.34)%
Portfolio turnover rate	88.76%	239.70%	223.82%	124.48%	127.53%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
76  QUAKER INVESTMENT TRUST PROSPECTUS

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	July 14, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$10.84	$9.23	$9.16	$11.83	$20.37

Income from investment operations:
Net investment loss(2)	(0.01)	(0.08)	(0.08)	(0.11)	(0.18)
Net realized and unrealized gain (loss) on investments	0.18	1.69	0.15	(2.56)	(8.06)

Total from investment operations	0.17	1.61	0.07	(2.67)	(8.24)

Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.30)

Net Asset Value — End of period	$11.01	$10.84	$9.23	$9.16	$11.83

Total Return(3)	1.57%	17.44%	0.76%	(22.57)%	(40.71)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,857	$2,894	$2,511	$2,387	$4,252
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.68%	1.85%	1.77%	1.96%	1.86%
After expense reimbursements and waived fees	1.68%	1.85%	1.77%	1.96%	1.86%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.08)%	(0.78)%	(0.93)%	(1.07)%	(1.33)%
After expense reimbursements and waived fees	(0.08)%	(0.78)%	(0.93)%	(1.07)%	(1.33)%
Portfolio turnover rate	88.76%	239.70%	223.82%	124.48%	127.53%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   77

IV. Financial Highlights
Quaker Small-Cap Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A

					For the
					period from
	Year	Year	Year	Year	June 14, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$8.57	$6.71	$7.71	$8.89	$8.71

Income from investment operations:
Net investment loss(2)	(0.10)	(0.13)	(0.15)	(0.20)	(0.01)
Net realized and unrealized gain (loss) on investments	1.03	1.99	(0.85)	(0.98)	0.19

Total from investment operations	0.93	1.86	(1.00)	(1.18)	0.18

Net Asset Value — End of period	$9.50	$8.57	$6.71	$7.71	$8.89

Total Return(3)	10.85%	27.72%	(12.97)%	(13.27)%	2.07%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$484	$291	$117	$140	$31
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.05%	2.09%	2.63%	2.61%	2.86%
After expense reimbursements and waived fees	2.05%	2.09%	2.63%	2.61%	2.26%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.15)%	(1.62)%	(2.20)%	(2.35)%	(2.49)%
After expense reimbursements and waived fees	(1.15)%	(1.62)%	(2.20)%	(2.35)%	(2.02)%
Portfolio turnover rate	115.81%	191.91%	250.36%	154.51%	151.73%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
78  QUAKER INVESTMENT TRUST PROSPECTUS

	Class B

					For the
					period from
	Year	Year	Year	Year	March 15, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$8.35	$6.61	$7.67	$8.90	$7.96

Income from investment operations:
Net investment loss(2)	(0.16)	(0.19)	(0.19)	(0.25)	(0.06)
Net realized and unrealized gain (loss) on investments	1.00	1.93	(0.87)	(0.98)	1.00

Total from investment operations	0.84	1.74	(1.06)	(1.23)	0.94

Net Asset Value — End of period	$9.19	$8.35	$6.61	$7.67	$8.90

Total Return(3)	10.06%	26.32%	(13.82)%	(13.82)%	11.81%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$128	$126	$65	$34	$27
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.80%	2.84%	3.38%	3.36%	3.61%
After expense reimbursements and waived fees	2.80%	2.84%	3.38%	3.36%	3.01%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.90)%	(2.37)%	(2.95)%	(3.10)%	(3.24)%
After expense reimbursements and waived fees	(1.90)%	(2.37)%	(2.95)%	(3.10)%	(2.77)%
Portfolio turnover rate	115.81%	191.91%	250.36%	154.51%	151.73%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   79

IV. Financial Highlights
Quaker Small-Cap Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C

				For the
				period from
	Year	Year	Year	October 17, 2001
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$8.40	$6.64	$7.67	$7.50

Income from investment operations:
Net investment loss(2)	(0.16)	(0.19)	(0.19)	(0.20)
Net realized and unrealized gain (loss) on investments	1.00	1.95	(0.84)	0.37

Total from investment operations	0.84	1.76	(1.03)	0.17

Net Asset Value — End of period	$9.24	$8.40	$6.64	$7.67

Total Return(3)	10.00%	26.51%	(13.43)%	2.27%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$229	$272	$174	$66
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.80%	2.84%	3.38%	3.36%
After expense reimbursements and waived fees	2.80%	2.84%	3.38%	3.36%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.90)%	(2.37)%	(2.95)%	(3.10)%
After expense reimbursements and waived fees	(1.90)%	(2.37)%	(2.95)%	(3.10)%
Portfolio turnover rate	115.81%	191.91%	250.36%	154.51%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
80  QUAKER INVESTMENT TRUST PROSPECTUS

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	September 18, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$8.78	$6.86	$7.77	$8.93	$10.00

Income from investment operations:
Net investment loss(2)	(0.08)	(0.11)	(0.12)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments	1.05	2.03	(0.79)	(0.99)	(0.96)

Total from investment operations	0.97	1.92	(0.91)	(1.16)	(1.07)

Net Asset Value — End of period	$9.75	$8.78	$6.86	$7.77	$8.93

Total Return(3)	11.05%	27.99%	(11.71)%	(12.99)%	(10.70)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,424	$2,162	$1,680	$3,593	$3,978
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.80%	1.84%	2.38%	2.36%	2.61%
After expense reimbursements and waived fees	1.80%	1.84%	2.38%	2.36%	2.01%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.90)%	(1.37)%	(1.95)%	(2.10)%	(2.24)%
After expense reimbursements and waived fees	(0.90)%	(1.37)%	(1.95)%	(2.10)%	(1.77)%
Portfolio turnover rate	115.81%	191.91%	250.36%	154.51%	151.73%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   81

IV. Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A				Class B

				For the				For the
				period from				period from
	Year	Year	Year	January 31, 2002	Year	Year	Year	May 2, 2002
	Ended	Ended	Ended	(commencement	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	June 30, 2002(1)	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.45	$9.05	$9.43	$10.00	$11.38	$9.05	$9.50	$10.01

Income from investment operations:
Net investment loss(2)	(0.12)	(0.13)	(0.03)	(0.04)	(0.21)	(0.19)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	1.19	2.64	(0.35)	(0.53)	1.18	2.63	(0.37)	(0.48)

Total from investment operations	1.07	2.51	(0.38)	(0.57)	0.97	2.44	(0.45)	(0.51)

Distributions to shareholders from:
Net realized capital gain	(1.23)	(0.11)	—	—	(1.23)	(0.11)	—	—

Total distributions	(1.23)	(0.11)	—	—	(1.23)	(0.11)	—	—

Net Asset Value — End of period	$11.29	$11.45	$9.05	$9.43	$11.12	$11.38	$9.05	$9.50

Total Return(3)	9.66%	27.83%	(4.03)%	(5.70)%	8.80%	27.05%	(4.74)%	(5.10)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$11,970	$7,250	$2,868	$2,044	$1,176	$1,098	$926	$374
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.95%	1.98%	2.05%	2.53%	2.70%	2.73%	2.80%	3.28%
After expense reimbursements and waived fees	1.95%	1.98%	2.05%	2.53%	2.70%	2.73%	2.80%	3.28%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.08)%	(1.12)%	(0.28)%	(1.09)%	(1.83)%	(1.87)%	(1.03)%	(1.84)%
After expense reimbursements and waived fees	(1.08)%	(1.12)%	(0.28)%	(1.09)%	(1.83)%	(1.87)%	(1.03)%	(1.84)%
Portfolio turnover rate	226.62%	230.58%	692.80%	180.94%	226.62%	230.58%	692.80%	180.94%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
82  QUAKER INVESTMENT TRUST PROSPECTUS

	Class C

				For the
				period from
	Year	Year	Year	May 2, 2002
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.38	$9.05	$9.50	$10.01

Income from investment operations:
Net investment loss(2)	(0.21)	(0.19)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.18	2.63	(0.36)	(0.48)

Total from investment operations	0.97	2.44	(0.45)	(0.51)

Distributions to shareholders from:
Net realized capital gain	(1.23)	(0.11)	—	—

Total distributions	(1.23)	(0.11)	—	—

Net Asset Value — End of period	$11.12	$11.38	$9.05	$9.50

Total Return(3)	8.80%	27.05%	(4.74)%	(5.10)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$11,932	$10,757	$8,735	$2,108
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.70%	2.73%	2.80%	3.28%
After expense reimbursements and waived fees	2.70%	2.73%	2.80%	3.28%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.83)%	(1.87)%	(1.03)%	(1.84)%
After expense reimbursements and waived fees	(1.83)%	(1.87)%	(1.03)%	(1.84)%
Portfolio turnover rate	226.62%	230.58%	692.80%	180.94%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   83

IV. Financial Highlights
Quaker Biotech Pharma-Healthcare Fund
(For a Share Outstanding Throughout the Period)

	Class A			Class B

			For the			For the
			period from			period from
	Year	Year	October 14, 2002	Year	Year	September 23, 2002
	Ended	Ended	(commencement	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to	June 30,	June 30,	of operations) to
	2005	2004	June 30, 2003(1)	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$13.64	$11.83	$10.00	$13.47	$11.77	$10.00

Income from investment operations:
Net investment loss(2)	(0.19)	(0.28)	(0.08)	(0.29)	(0.37)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.22)	2.80	1.91	(0.21)	2.78	1.85

Total from investment operations	(0.41)	2.52	1.83	(0.50)	2.41	1.77

Distributions to shareholders from:
Net realized capital gain	(0.93)	(0.71)	—	(0.93)	(0.71)	—

Total distributions	(0.93)	(0.71)	—	(0.93)	(0.71)	—

Net Asset Value — End of period	$12.30	$13.64	$11.83	$12.04	$13.47	$11.77

Total Return(3)	(3.22)%	21.97%	18.30%	(3.95)%	21.12%	17.70%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$15,295	$9,908	$2,611	$1,238	$1,761	$1,565
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.31%	2.41%	2.68%	3.06%	3.16%	3.43%
After expense reimbursements and waived fees	2.31%	2.41%	2.64%	3.06%	3.16%	3.39%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.56)%	(2.15)%	(2.22)%	(2.31)%	(2.90)%	(2.97)%
After expense reimbursements and waived fees	(1.56)%	(2.15)%	(2.18)%	(2.31)%	(2.90)%	(2.93)%
Portfolio turnover rate	272.82%	139.37%	108.76%	272.82%	139.37%	108.76%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
84  QUAKER INVESTMENT TRUST PROSPECTUS

	Class C

			For the
			period from
	Year	Year	November 20, 2002
	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to
	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$13.48	$11.78	$10.02

Income from investment operations:
Net investment loss(2)	(0.28)	(0.37)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.22)	2.78	1.85

Total from investment operations	(0.50)	2.41	1.76

Distributions to shareholders from:
Net realized capital gain	(0.93)	(0.71)	—

Total distributions	(0.93)	(0.71)	—

Net Asset Value — End of period	$12.05	$13.48	$11.78

Total Return(3)	(3.95)%	21.11%	17.57%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$4,038	$4,084	$1,588
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.06%	3.16%	3.43%
After expense reimbursements and waived fees	3.06%	3.16%	3.39%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(2.31)%	(2.90)%	(2.97)%
After expense reimbursements and waived fees	(2.31)%	(2.90)%	(2.93)%
Portfolio turnover rate	272.82%	139.37%	108.76%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   85

IV. Financial Highlights
Quaker Small-Cap Trend Fund
(For a Share Outstanding Throughout the Period)

	Class A		Class C		Institutional Class

		For the		For the		For the
		period from		period from		period from
	Year	February 17, 2004	Year	February 17, 2004	Year	February 17, 2004
	Ended	(commencement of	Ended	(commencement of	Ended	(commencement of
	June 30,	operations) to	June 30,	operations) to	June 30,	operations) to
	2005	June 30, 2004(1)	2005	June 30, 2004(1)	2005	June 30, 2004(1)

Net asset value, beginning of period	$9.94	$10.00	$9.89	$10.00	$9.92	$10.00

Income from investment operations:
Net investment loss(2)	(0.17)	(0.03)	(0.24)	(0.05)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	1.09	(0.03)	1.06	(0.06)	1.05	(0.05)

Total from investment operations	0.92	(0.06)	0.82	(0.11)	0.91	(0.08)

Distributions to shareholders from:
Net realized capital gain	(0.03)	—	(0.03)	—	(0.03)	—

Total distributions	(0.03)	—	(0.03)	—	(0.03)	—

Net Asset Value — End of period	$10.83	$9.94	$10.68	$9.89	$10.80	$9.92

Total Return(3)	9.28%	(0.60)%	8.31%	(1.10)%	9.20%	(0.80)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,003	$2,116	$1,570	$1,056	$200	$326
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.34%	2.90%	3.09%	3.65%	2.09%	2.65%
After expense reimbursements and waived fees	2.13%	2.02%	2.88%	2.77%	1.88%	1.77%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.87)%	(1.97)%	(2.62)%	(2.72)%	(1.62)%	(1.72)%
After expense reimbursements and waived fees	(1.66)%	(1.09)%	(2.41)%	(1.84)%	(1.41)%	(0.84)%
Portfolio turnover rate	34.99%	8.16%	34.99%	8.16%	34.99%	8.16%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

86  QUAKER INVESTMENT TRUST PROSPECTUS

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IV. Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$16.03	$10.75	$11.80	$11.41	$10.75

Income from investment operations:
Net investment loss(1)	(0.09)	(0.13)	(0.01)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	2.09	5.41	(0.54)	0.84	0.87

Total from investment operations	2.00	5.28	(0.55)	0.73	0.74

Distributions to shareholders from:
Net realized capital gain	(1.36)	—	(0.50)	(0.34)	(0.08)

Total distributions	(1.36)	—	(0.50)	(0.34)	(0.08)

Net Asset Value — End of period	$16.67	$16.03	$10.75	$11.80	$11.41

Total Return(2)	12.57%	49.12%	(3.99)%	6.45%	6.95%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$40,198	$30,393	$8,143	$5,168	$1,405
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.84%	2.01%	2.11%	2.14%	2.63%
After fees paid indirectly through commission recapture	1.66%	2.01%	2.11%	2.14%	2.63%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.73)%	(0.84)%	0.02%	(0.83)%	(1.05)%
After fees paid indirectly through commission recapture	(0.55)%	(0.84)%	0.02%	(0.83)%	(1.05)%
Portfolio turnover rate	186.72%	134.73%	122.76%	106.60%	195.06%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
88  QUAKER INVESTMENT TRUST PROSPECTUS

	Class B

					For the
					period from
	Year	Year	Year	Year	January 4, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$15.69	$10.60	$11.71	$11.38	$10.41

Income from investment operations:
Net investment loss(2)	(0.20)	(0.21)	(0.07)	(0.21)	(0.07)
Net realized and unrealized gain (loss) on investments	2.03	5.30	(0.54)	0.88	1.04

Total from investment operations	1.83	5.09	(0.61)	0.67	0.97

Distributions to shareholders from:
Net realized capital gain	(1.36)	—	(0.50)	(0.34)	—

Total distributions	(1.36)	—	(0.50)	(0.34)	—

Net Asset Value — End of period	$16.16	$15.69	$10.60	$11.71	$11.38

Total Return(3)	11.73%	48.02%	(4.56)%	5.93%	0.89%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,452	$3,055	$2,211	$2,515	$520
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.59%	2.76%	2.86%	2.89%	3.38%
After fees paid indirectly through commission recapture	2.41%	2.76%	2.86%	2.89%	3.38%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(1.48)%	(1.59)%	(0.73)%	(1.58)%	(1.80)
After fees paid indirectly through commission recapture	(1.30)%	(1.59)%	(0.73)%	(1.58)%	(1.80)
Portfolio turnover rate	186.72%	134.73%	122.76%	106.60%	195.06%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   89

IV. Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C

					For the
					period from
	Year	Year	Year	Year	July 31, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$15.49	$10.47	$11.59	$11.31	$10.00

Income from investment operations:
Net investment loss(2)	(0.20)	(0.21)	(0.07)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	2.01	5.23	(0.55)	0.82	1.57

Total from investment operations	1.81	5.02	(0.62)	0.62	1.39

Distributions to shareholders from:
Net realized capital gain	(1.36)	—	(0.50)	(0.34)	(0.08)

Total distributions	(1.36)	—	(0.50)	(0.34)	(0.08)

Net Asset Value — End of period	$15.94	$15.49	$10.47	$11.59	$11.31

Total Return(3)	11.75%	47.95%	(4.69)%	5.52%	13.96%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$13,379	$9,138	$4,815	$5,508	$1,523
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.59%	2.76%	2.86%	2.89%	3.38%
After fees paid indirectly through commission recapture	2.41%	2.76%	2.86%	2.89%	3.38%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(1.48)%	(1.59)%	(0.73)%	(1.58)%	(1.80)
After fees paid indirectly through commission recapture	(1.30)%	(1.59)%	(0.73)%	(1.58)%	(1.80)
Portfolio turnover rate	186.72%	134.73%	122.76%	106.60%	195.06%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
90  QUAKER INVESTMENT TRUST PROSPECTUS

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	November 21, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$16.27	$10.88	$11.90	$11.49	$10.17

Income from investment operations:
Net investment income (loss)(2)	(0.05)	(0.07)	0.04	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	2.12	5.46	(0.56)	0.81	1.44

Total from investment operations	2.07	5.39	(0.52)	0.75	1.40

Distributions to shareholders from:
Net realized capital gain	(1.36)	—	(0.50)	(0.34)	(0.08)

Total distributions	(1.36)	—	(0.50)	(0.34)	(0.08)

Net Asset Value — End of period	$16.98	$16.27	$10.88	$11.90	$11.49

Total Return(3)	12.83%	49.54%	(3.70)%	6.58%	13.83%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,752	$1,672	$1,060	$6,499	$5,485
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.59%	1.76%	1.86%	1.89%	2.38%
After fees paid indirectly through commission recapture	1.41%	1.76%	1.86%	1.89%	2.38%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.48)%	(0.59)%	0.27%	(0.58)%	(0.80)
After fees paid indirectly through commission recapture	(0.30)%	(0.59)%	0.27%	(0.58)%	(0.80)
Portfolio turnover rate	186.72%	134.73%	122.76%	106.60%	195.06%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   91

IV. Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$18.95	$14.17	$14.91	$15.63	$12.57

Income from investment operations:
Net investment loss(1)	(0.14)	(0.09)	(0.22)	(0.22)	(0.16)
Net realized and unrealized gain on investments	2.39	4.90	0.38	0.26	3.83

Total from investment operations	2.25	4.81	0.16	0.04	3.67

Distributions to shareholders from:
Net realized capital gain	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Total distributions	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Net Asset Value — End of period	$19.39	$18.95	$14.17	$14.91	$15.63

Total Return(2)	12.17%	33.97%	2.28%	0.54%	29.67%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$21,818	$17,516	$7,393	$7,885	$5,522
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.94%	1.68%	2.63%	2.72%	2.65%
After expense reimbursements and waived fees	1.94%	1.68%	2.58%	2.60%	2.65%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.75)%	(0.52)%	(1.83)%	(1.60)%	(1.46)%
After expense reimbursements and waived fees	(0.75)%	(0.52)%	(1.78)%	(1.48)%	(1.46)%
Portfolio turnover rate	127.20%	101.86%	89.57%	82.66%	124.37%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
92  QUAKER INVESTMENT TRUST PROSPECTUS

	Class B

					For the
					period from
	Year	Year	Year	Year	November 14, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$18.43	$13.89	$14.75	$15.59	$13.90

Income from investment operations:
Net investment loss(2)	(0.27)	(0.21)	(0.31)	(0.35)	(0.26)
Net realized and unrealized gain on investments	2.31	4.78	0.35	0.27	2.56

Total from investment operations	2.04	4.57	0.04	(0.08)	2.30

Distributions to shareholders from:
Net realized capital gain	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Total distributions	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Net Asset Value — End of period	$18.66	$18.43	$13.89	$14.75	$15.59

Total Return(3)	11.33%	32.93%	1.46%	(0.26)%	16.96%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,005	$985	$759	$540	$104
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.69%	2.43%	3.38%	3.47%	3.48%
After expense reimbursements and waived fees	2.69%	2.43%	3.33%	3.35%	3.48%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.50)%	(1.27)%	(2.58)%	(2.35)%	(2.29)%
After expense reimbursements and waived fees	(1.50)%	(1.27)%	(2.53)%	(2.23)%	(2.29)%
Portfolio turnover rate	127.20%	101.86%	89.57%	82.66%	124.37%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   93

IV. Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C

					For the
					period from
	Year	Year	Year	Year	July 28, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$18.02	$13.56	$14.42	$15.25	$12.46

Income from investment operations:
Net investment loss(2)	(0.27)	(0.21)	(0.31)	(0.33)	(0.37)
Net realized and unrealized gain on investments	2.27	4.70	0.35	0.26	3.77

Total from investment operations	2.00	4.49	0.04	(0.07)	3.40

Distributions to shareholders from:
Net realized capital gain	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Total distributions	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Net Asset Value — End of period	$18.21	$18.02	$13.56	$14.42	$15.25

Total Return(3)	11.37%	33.14%	1.49%	(0.20)%	27.82%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$6,597	$3,914	$1,383	$973	$273
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.69%	2.43%	3.38%	3.47%	3.48%
After expense reimbursements and waived fees	2.69%	2.43%	3.33%	3.35%	3.48%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.50)%	(1.27)%	(2.58)%	(2.35)%	(2.29)
After expense reimbursements and waived fees	(1.50)%	(1.27)%	(2.53)%	(2.23)%	(2.29)
Portfolio turnover rate	127.20%	101.86%	89.57%	82.66%	124.37%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
94  QUAKER INVESTMENT TRUST PROSPECTUS

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	September 12, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$19.14	$14.28	$14.98	$15.67	$14.17

Income from investment operations:
Net investment loss(2)	(0.09)	(0.05)	(0.19)	(0.18)	(0.17)
Net realized and unrealized gain on investments	2.41	4.94	0.39	0.25	2.28

Total from investment operations	2.32	4.89	0.20	0.07	2.11

Distributions to shareholders from:
Net realized capital gain	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Total distributions	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Net Asset Value — End of period	$19.65	$19.14	$14.28	$14.98	$15.67

Total Return(3)	12.42%	34.27%	2.55%	0.73%	15.31%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$26,963	$25,783	$15,214	$16,919	$19,158
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.69%	1.43%	2.38%	2.47%	2.48%
After expense reimbursements and waived fees	1.69%	1.43%	2.33%	2.35%	2.48%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.50)%	(0.27)%	(1.58)%	(1.35)%	(1.29)
After expense reimbursements and waived fees	(0.50)%	(0.27)%	(1.53)%	(1.23)%	(1.29)
Portfolio turnover rate	127.20%	101.86%	89.57%	82.66%	124.37%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   95

IV. Financial Highlights
Geewax Terker Core Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

				For the
				period from
	Year	Year	Year	March 26, 2002
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.54	$9.28	$9.29	$10.00

Income from investment operations:
Net investment income (loss)(2)	0.06	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.26	2.32	0.08	(0.68)

Total from investment operations	1.32	2.26	(0.01)	(0.71)

Distributions to shareholders from:
Net realized capital gain	(1.00)	—	—	—

Total distributions	(1.00)	—	—	—

Net Asset Value — End of period	$11.86	$11.54	$9.28	$9.29

Total Return(3)	11.60%	24.35%	(0.11)%	(7.10)

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,943	$1,449	$1,045	$957
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.09%	2.14%	2.12%	2.21%
After expense reimbursements and waived fees	1.04%	1.94%	2.12%	2.21%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements and waived fees	(0.56)%	(0.78)%	(1.01)%	(1.14)
After expense reimbursements and waived fees	0.49%	(0.58)%	(1.01)%	(1.14)
Portfolio turnover rate	103.24%	156.88%	151.69%	19.31%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
96  QUAKER INVESTMENT TRUST PROSPECTUS

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IV. Financial Highlights
Quaker Fixed Income Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$9.40	$9.81	$10.09	$10.06	$9.85

Income from investment operations:
Net investment income(1)	0.42	0.26	0.52	0.86	0.55
Net realized and unrealized gain (loss) on investments	0.08	(0.41)	(0.28)	0.03	0.21

Total from investment operations	0.50	(0.15)	0.24	0.89	0.76

Distributions to shareholders from:
Net investment income	(0.42)	(0.26)	(0.52)	(0.86)	(0.55)

Total distributions	(0.42)	(0.26)	(0.52)	(0.86)	(0.55)

Net Asset Value — End of period	$9.48	$9.40	$9.81	$10.09	$10.06

Total Return(2)	5.39%	(1.32)%	2.52%	9.06%	2.46%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,038	$1,227	$2,621	$10,818	$7,991
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.75%	1.84%	1.91%	2.04%	2.08%
After expense reimbursements and waived fees	1.22%	1.75%	1.91%	2.04%	2.08%
Ratio of net investment income to average net assets:
Before expense reimbursements and waived fees	3.85%	2.81%	5.35%	8.48%	5.43%
After expense reimbursements and waived fees	4.38%	2.90%	5.35%	8.48%	5.43%
Portfolio turnover rate	33.77%	98.15%	600.89%	163.40%	180.47%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
98  QUAKER INVESTMENT TRUST PROSPECTUS

	Class B

					For the
					period from
	Year	Year	Year	Year	April 5, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$9.36	$9.77	$10.07	$10.06	$10.33

Income from investment operations:
Net investment income(2)	0.34	0.21	0.45	0.80	0.09
Net realized and unrealized gain (loss) on investments	0.09	(0.41)	(0.30)	0.01	(0.25)

Total from investment operations	0.43	(0.20)	0.15	0.81	(0.16)

Distributions to shareholders from:
Net investment income	(0.35)	(0.21)	(0.45)	(0.80)	(0.11)

Total distributions	(0.35)	(0.21)	(0.45)	(0.80)	(0.11)

Net Asset Value — End of period	$9.44	$9.36	$9.77	$10.07	$10.06

Total Return(3)	4.62%	(2.04)%	1.62%	8.24%	(1.55)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$636	$980	$1,634	$716	$1
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.50%	2.59%	2.66%	2.79%	2.90%
After expense reimbursements and waived fees	1.97%	2.50%	2.66%	2.79%	2.90%
Ratio of net investment income to average net assets:
Before expense reimbursements and waived fees	3.10%	2.06%	4.60%	7.73%	5.61%
After expense reimbursements and waived fees	3.63%	2.15%	4.60%	7.73%	5.61%
Portfolio turnover rate	33.77%	98.15%	600.89%	163.40%	180.47%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   99

IV. Financial Highlights
Quaker Fixed Income Fund
(For a Share Outstanding Throughout the Period)

	Class C

					For the
					period from
	Year	Year	Year	Year	January 12, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$9.36	$9.78	$10.08	$10.06	$10.14

Income from investment operations:
Net investment income(2)	0.34	0.21	0.45	0.80	0.20
Net realized and unrealized gain (loss) on investments	0.09	(0.42)	(0.30)	0.02	(0.05)

Total from investment operations	0.43	(0.21)	0.15	0.82	0.15

Distributions to shareholders from:
Net investment income	(0.35)	(0.21)	(0.45)	(0.80)	(0.23)

Total distributions	(0.35)	(0.21)	(0.45)	(0.80)	(0.23)

Net Asset Value — End of period	$9.44	$9.36	$9.78	$10.08	$10.06

Total Return(3)	4.62%	(2.12)%	1.64%	8.30%	1.46%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,987	$2,695	$3,333	$1,208	$32
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.50%	2.59%	2.66%	2.79%	2.90%
After expense reimbursements and waived fees	1.97%	2.50%	2.66%	2.79%	2.90%
Ratio of net investment income to average net assets:
Before expense reimbursements and waived fees	3.10%	2.06%	4.60%	7.73%	5.61%
After expense reimbursements and waived fees	3.63%	2.15%	4.60%	7.73%	5.61%
Portfolio turnover rate	33.77%	98.15%	600.89%	163.40%	180.47%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
100  QUAKER INVESTMENT TRUST PROSPECTUS

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	April 16, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$9.39	$9.80	$10.08	$10.06	$10.25

Income from investment operations:
Net investment income(2)	0.44	0.31	0.55	0.89	0.11
Net realized and unrealized gain (loss) on investments	0.07	(0.41)	(0.28)	0.02	(0.16)

Total from investment operations	0.51	(0.10)	0.27	0.91	(0.05)

Distributions to shareholders from:
Net investment income	(0.44)	(0.31)	(0.55)	(0.89)	(0.14)

Total distributions	(0.44)	(0.31)	(0.55)	(0.89)	(0.14)

Net Asset Value — End of period	$9.46	$9.39	$9.80	$10.08	$10.06

Total Return(3)	5.56%	(1.07)%	2.80%	9.23%	(0.52)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$90	$306	$312	$29	$34
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.50%	1.59%	1.66%	1.79%	1.90%
After expense reimbursements and waived fees	0.97%	1.50%	1.66%	1.79%	1.90%
Ratio of net investment income to average net assets:
Before expense reimbursements and waived fees	4.10%	3.06%	5.60%	8.73%	5.61%
After expense reimbursements and waived fees	4.63%	3.15%	5.60%	8.73%	5.61%
Portfolio turnover rate	33.77%	98.15%	600.89%	163.40%	180.47%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888   101

Privacy Notice
Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.
We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.
I. Information Collection
We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on Account Applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others.
“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.
II. Information Use & Sharing with Third Parties
We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our, or our affiliates’, experiences or transactions with your account.
We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.
You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to governmental or court order.
If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.
III. Security Standards
At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information. We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.
When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.
IV. Accuracy
We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Funds, Inc., c/o Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.
102  QUAKER INVESTMENT TRUST PROSPECTUS

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HOW TO GET MORE INFORMATION
Additional information about the Funds is available in the Trust’s latest Audited Annual Report, dated June 30, 2005 and Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated October 28, 2005 has been filed with the SEC and is incorporated by reference into this Prospectus. The Trust’s Audited Annual Report contains audited financial information concerning the Funds and discussion relating to the factors that affected each Fund’s performance during each Fund’s last fiscal year.
To receive information without charge concerning the Funds or to request a copy of the SAI, annual and semi-reports relating to the Funds, please contact the Trust at:
Quaker Investment Trust
c/o Citco Mutual Fund Distributors, Inc.
83 General Warren Blvd.
Suite 200
Malvern, PA 19355
1-800-220-8888
A copy of your requested document(s) will be mailed to you within three days of your request.
The SAI, annual and semi-annual reports are also available, free of charge, on the Trust’s website at http://www.quakerfunds.com.
Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260 QFPR 102005

QUAKER® INVESTMENT TRUST
309 TECHNOLOGY DRIVE
MALVERN, PENNSYLVANIA 19355
TEL: (800) 222-8888
STATEMENT OF ADDITIONAL INFORMATION
October 28, 2005
          This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company. Each series of the Trust represents a separate portfolio of securities (each a “Fund” and collectively, the “Funds”).
Quaker Strategic Growth Fund
Quaker Core Equity Fund
Quaker Small-Cap Growth Fund
Quaker Capital Opportunities Fund
Quaker Biotech Pharma-Healthcare Fund
Quaker Small-Cap Trend Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Geewax Terker Core Value Fund
Quaker Fixed Income Fund
          This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated October 28, 2005 (“Prospectus”). The Funds’ 2005 Annual Report to Shareholders is incorporated by reference in this Statement of Additional Information.
          You may obtain a copy of the Prospectus, the Annual Report to Shareholders, the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355, or by calling 1-800-220-8888.
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
Investment Company Act No.
811-06260

INVESTMENT OBJECTIVES AND STRATEGIES	1
Investment Policies
U.S. Government Securities	1
Municipal Obligations	2
U.S. Government Agency Securities	2
Repurchase Agreements	2
When Issued Securities and Delayed-Delivery Transactions	2
Equity Securities	2
Short-Term Investments	2
Options	2
Futures Contracts and Related Options	2
Money Market Instruments	3
Registered Investment Companies	3
Real Estate Securities	3
Illiquid Securities	3
Master-Feeder Option	4
iShares Funds	4
Other Permissible Investments	4
Special Situations	4
Foreign Securities	4
Investment Restrictions	4
Fundamental Investment Restrictions	5
Non-Fundamental Investment Restrictions	6
Portfolio Turnover	6
Valuation of Portfolio Holdings	7

DISCLOSURE OF PORTFOLIO HOLDINGS	7

MANAGEMENT OF THE TRUST	8
Board of Trustees and Officers	8
Interested Trustees and Officers	9
Independent Trustees	9
Ownership of Fund Shares by Trustees	11
Compensation of Trustees and Officers	12
Compensation of Trustees	12
Compensation of Officers	13
Committees of the Board	14
Audit Committee	14
Nominating Committee	14
Principal Holders of Securities	14

INVESTMENT ADVISORY AND OTHER SERVICES	23
Investment Adviser	23
Advisory Fees	23
Investment Sub-Advisers	25
Portfolio Managers	27
Compensation of Portfolio Managers	28
Other Managed Accounts of Portfolio Managers	30
Potential Conflicts of Interest	32
Principal Underwriter and Plans of Distribution	35
Distributor	35
Distribution Plan (Rule 12b-1 Plans)	36
Custodian	38
Transfer Agent and Administrator	39
Legal Counsel	40
Independent Registered Public Accounting Firm	40

i

Codes of Ethics	40
Proxy Voting Policies	40
Reports to Shareholders	41

BROKERAGE ALLOCATION	41
Commission Recapture	42
Affiliated Transactions	43

SHAREHOLDER INFORMATION	43
Purchases and Sales through Brokers	44
Sales Charge Reductions and Waivers	44
Waivers of Front-End Sales Charges	44
Contingent Deferred Sales Charge Waivers	45
Conversion Feature	46
Redeeming Shares	46
Redemption In-Kind	46

NET ASSET VALUE, DIVIDENDS AND TAXES	47
Net Asset Value	47
Suspension of the Determination of Net Asset Value	47
Distributions of Net Investment Income	47
Distributions of Capital Gains	47
Effect of Foreign Withholding Taxes	47
Information on the Amount and Tax Character of Distributions	47
Election to be Taxed as a Regulated Investment Company	48
Excise Tax Distribution Requirements	48
Sales, Exchanges and Redemption of Fund Shares	48
U.S. Government Securities	49
Qualified Dividend Income for Individuals	49
Dividends-Received Deduction for Corporations	49
Investment in Complex Securities	49
Backup Withholding	50
Non-U.S. Investors	50

PERFORMANCE INFORMATION	51

DESCRIPTION OF SHARES	52
Other Expenses	52

FINANCIAL STATEMENTS	53
EXHIBITS
Proxy Voting Policies of Adviser/Sub-Advisers

ii

INVESTMENT OBJECTIVES AND STRATEGIES
          The investment objective and strategies of each Fund are described in the Prospectus under the “Risk and Return Summary” heading. Set forth below is additional information with respect to the investment policies of each Fund.
INVESTMENT POLICIES
          In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this Statement of Additional Information:
          U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.
          Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
          For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.
          Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

          U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.
          Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.
          When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.
          Equity Securities. To the extent that such purchases do not conflict with a Fund’s principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Each Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). Stocks held in the portfolio of a Fund will generally be traded on either the New York Stock Exchange, American Stock Exchange or the NASDAQ over-the-counter market.
          Short-Term Investments. The Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.
          Options. The Funds may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further, over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Funds will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Funds may invest not more than 10% of their total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Funds may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Funds may only write (sell) “covered” options.
          Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

          The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.
          Money Market Instruments. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, a investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.
          Registered Investment Companies. Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of those investment companies.
          Real Estate Securities. The Funds may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months any Fund will have in excess of 5% of its total assets in real estate securities.
          You should be aware that equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.
          Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Adviser, each Fund’s sub-adviser determines the liquidity of that Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

          Master-Feeder Option. Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.
          iShares Funds. Each Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund, and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of each Fund, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange and the New York Stock Exchange. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.
OTHER PERMISSIBLE INVESTMENTS
          For Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund and Quaker Biotech Pharma-Healthcare Fund:
          Special Situations. Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Funds will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).
          For each Fund except for Quaker Fixed Income Fund:
          Foreign Securities. Foreign securities means any security the issuer of which is (i) the government of a foreign country or of any political subdivision of a foreign country or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States, and (B) either (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents, (2) more than 50% of the assets of the issuer are located in the U.S., or (3) the business of the issuer is administered principally in the U.S. Foreign Securities include American Depository Receipts (ADRs).
          Each Fund may invest up to 25% of its net assets in Foreign Securities, except that the Quaker Biotech Pharma-Healthcare Fund may invest up to 30% of its net assets in Foreign Securities.
INVESTMENT RESTRICTIONS
          The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.
          Fundamental Investment Restrictions. As a matter of fundamental policy, no Fund is allowed to:
(1)	issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2)	invest for the purpose of exercising control or management of another issuer;

(3)	purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, or mortgage-backed securities for the Quaker Fixed Income Fund as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4)	underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5)	make short sales of securities or maintain a short position, except short sales “against the box,” and except that a Fund may engage in short sales of securities to the extent described in the Prospectus (a short sale is made by selling a security the Fund does not own; a short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short);

(6)	participate on a joint or joint and several basis in any trading account in securities;

(7)	make loans of money or securities, except that the Funds may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(8)	under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry; except that the Quaker Biotech Pharma-Healthcare Fund will invest not less than 25% of its assets in stocks of biotechnology, healthcare and pharmaceutical companies, and except that the Quaker Capital Opportunities Fund will invest not less than 25% of its assets in a single market sector. The market sectors in which the Quaker Capital Opportunities Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations; and

(9)	except for Quaker Capital Opportunities Fund and Quaker Biotech Pharma-Healthcare Fund, each Fund is a “diversified company” as defined in the 1940 Act. This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
          Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund is not allowed to:
(1)	invest more than 10% of its net assets in illiquid securities; for this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(2)	invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the investment adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities;

(3)	purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions; and

(4)	invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund’s net assets; included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value, unless otherwise permitted in the Prospectus or this Statement of Additional Information.
PORTFOLIO TURNOVER
Portfolio turnover rate is calculated by dividing the lesser of a Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be high. For each Fund’s last fiscal year ended June 30, 2005, portfolio turnover rates were:

Name of Fund	Portfolio Turnover Rate
Quaker Strategic Growth Fund	204.59%
Quaker Core Equity Fund	88.76%
Quaker Small-Cap Growth Fund	115.81%
Quaker Capital Opportunities Fund	226.62%
Quaker Biotech Pharma-Healthcare Fund	272.82%
Quaker Small-Cap Trend Fund	34.99%
Quaker Mid-Cap Value Fund	186.72%
Quaker Small-Cap Value Fund	127.20%
Geewax Terker Core Value Fund	103.24%
Quaker Fixed Income Fund	33.77%

          High portfolio turnover in any year involves correspondingly higher brokerage commissions and transaction costs, which are borne by the Fund and will reduce its performance and could result in the payment by shareholders of larger taxable income and taxable capital gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.
VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS
          Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Please see the Prospectus for more details regarding fair valuation of securities.
          Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, sub-advisers, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Funds’ overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings, until such time as the information is made available to all shareholders or the general public.
          These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the Funds and the Fund Representatives are obligated to:
•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

          Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Funds’ underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Funds’ shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Funds.
          There are general and other limited exceptions to this prohibition. Third parties that provide services to the Funds, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Funds’ custodian, administrator, accountants/auditors and executing brokers, may also receive or have access to nonpublic Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information. In addition, the Adviser, the sub-advisers and certain of their personnel have access to the Funds’ portfolio holdings in the course of providing advisory services to the Funds. No Fund or affiliated entity receives compensation or other consideration by virtue of disclosure of a Fund’s portfolio holdings.
          Nonpublic portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so and is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.
          The Adviser’s/sub-advisers’ compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Funds’ Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.
          The Funds also disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. The Form N-Q is also available on the Trust’s website at www.quakerfunds.com.
MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES AND OFFICERS
          The business of the Funds is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Funds and their shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Funds.
          When appropriate, the Board of Trustees will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment advisers, custodian, administrator and transfer agent.
          The following table provides information about the Trustees and officers of the Trust, including each person’s experience as a director or trustee of other funds as well as other recent professional experience.

Interested Trustees and Officers

		Serving as an		Number of	Other
		Officer or	Principal	Portfolios	Directorships
	Position(s) Held with	Trustee of the	Occupation(s)	Overseen by	Held by
Name, Address and Age	the Trust	Trust Since	During Past 5 Years	Trustee	Nominee(1)

Jeffry H. King, Sr.(2), (3) 309 Technology Drive Malvern, PA 19355 Age 62	Chief Executive Officer, Treasurer and Trustee	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996-present); Registered Representative, Radnor Research & Trading Company, LLC; formerly Registered Representative, Quaker Securities, Inc. (2004-2005); Chairman of the Board of Directors and Assistant Secretary of Citco Mutual Fund Services, Inc. (1999-2005).	10	None

Laurie Keyes(3), (4) 309 Technology Drive Malvern, PA 19355 Age 55	Secretary and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996-present).	10	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 39	Chief Compliance Officer	Since March 2004	General Counsel for Quaker Funds, Inc. and CRA Fund Advisors, Inc. Chief Compliance Officer for the Quaker Investment Trust, The Community Reinvestment Act Qualified Investment Trust, and The Penn Street Investment Trust.	None	None

Independent Trustees

David K. Downes 309 Technology Drive Malvern, PA 19355 Age 65	Chairman of the Board, Trustee	Since Jan. 2004	President, Chief Executive Officer and Director of CRA Fund Advisors Inc. (2004-present); President, Community Reinvestment Act Qualified Investment Fund (“CRAQIF’ ”), an investment management company (2004-present); formerly, Chief Operating Officer and Chief Financial Officer, Lincoln National Investment Companies and Delaware Investments, the investment management subsidiary of Lincoln Financial Group (1992-2003); Chief Executive Officer, Delaware Investments Family of Funds, an investment management company (1997-2003).	10	Internet Capital Group, Inc. (a technology company) (2003-present).

Mark S. Singel 1251 Stone Creek Drive Hummelstown, PA 17036 Age 51	Trustee	Since Feb. 2002	Director/Founder, The Winter Group (January 2005-present); formerly, Managing Director, Public Affairs Management (lobbying firm) (2000-2004).	10	None

Ambassador Adrian A. Basora (ret.) 1529 Walnut Street Suite 610 Philadelphia, PA 19102 Age 66	Trustee	Since Feb. 2002	Director of Project on Democratic Transitions, Foreign Policy Research Institute (2004-present); formerly, President of Eisenhower Fellowships (1996-2004).	10	None

		Serving as an		Number of	Other
		Officer or	Principal	Portfolios	Directorships
	Position(s) Held with	Trustee of the	Occupation(s)	Overseen by	Held by
Name, Address and Age	the Trust	Trust Since	During Past 5 Years	Trustee	Nominee(1)

James R. Brinton 123 West Lancaster Avenue Wayne, PA 19087 Age 50	Trustee	Since Feb. 2002	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-present).	10	Penn Street Fund, Inc. (“PSFI”)(5) (a registered investment management company) (2002-present).

G. Michael Mara 309 Technology Drive Malvern, PA 19335 Age 49	Trustee	Since Feb. 2002	President, Valley Forge Capital Advisers (2002-present); President, Penn Street Fund, Inc. (2001-present);formerly, Managing Director, Millennium Bank (2000-2004); Principal, Vanguard Fiduciary Trust Company (1997-1999).	10	None

Warren West 1700 Market Street Philadelphia, PA 19103 Age 48	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998-present)	10	None

(1)	Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds. Mr. King is also a shareholder of Citco Mutual Fund Services, Inc., the administrator and transfer agent of the Trust. Mr. King previously served as a director of PSFI from May, 2002 until April, 2003. Mr. Mara currently serves as an officer of PSFI and Mr. Brinton currently serves on the Board of Directors of PSFI. The investment adviser of PSFI is Penn Street Investment Advisers, Inc. and the principal distributor of PSFI is Citco Mutual Fund Distributors, Inc., which also serves as the distributor for the Trust, and is an affiliate of Citco Mutual Fund Services, Inc.

(3)	This position is held with an affiliated person of the Trust. Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Secretary, Chief Financial Officer and a controlling shareholder of Quaker Funds, Inc.

(5)	Citco Mutual Fund Distributors, Inc., the distributor of the Funds, also serves as distributor of the shares of each series of PSFI.

          Ownership of Fund Shares by Trustees. Information relating to each Trustees’ ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2004 is set forth in the chart below.
Interested Trustees

Aggregate Dollar Range
of Equity Securities in
		Dollar Range of	All Registered
		Shares of Beneficial	Investment Companies
		Interest of the Funds	Overseen by Trustee in
Name	Fund Name	Beneficially Owned(1)	the Fund Complex

Jeffry H. King, Sr.(2)	Quaker Small-Cap Value Fund Class A	Over $100,000	Over $100,000
	Quaker Capital Opportunities Fund Class A	Over $100,000
	Quaker Biotech Pharma-Healthcare Fund Class A	Over $100,000
	Quaker Small-Cap Value Fund Institutional Class	Over $100,000
	Quaker Mid-Cap Value Fund Institutional Class	Over $100,000
	Quaker Strategic Growth Fund Institutional Class	Over $100,000

Laurie Keyes(2)	Quaker Strategic Growth Fund Class A	Over $100,000	Over $100,000
	Quaker Small-Cap Value Fund Class A	Over $100,000
	Quaker Mid-Cap Value Fund Class A	Over $100,000
	Quaker Capital Opportunities Fund Class A	Over $100,000
	Quaker Biotech Pharma-Healthcare Fund Class A	Over $100,000
	Quaker Small-Cap Value Fund Institutional Class	Over $100,000
	Quaker Mid-Cap Value Fund Institutional Class	Over $100,000
	Quaker Strategic Growth Fund Institutional Class	Over $100,000
Independent Trustees

Aggregate Dollar Range
of Equity Securities in
		Dollar Range of	All Registered
		Shares of Beneficial	Investment Companies
		Interest of the Funds	Overseen by Trustee in
Name	Fund Name	Beneficially Owned(1)	the Fund Complex

David K. Downes	Quaker Small Cap Value Fund Class A	$50,001-$100,000	Over $100,000
	Quaker Small-Cap Trend Fund Class A	Over $100,000
	Quaker Biotech Pharma-Healthcare Fund Class A	$10,001-$50,000

Amb. Adrian A. Basora	Quaker Strategic Growth Fund Class A	$10,001-$50,000	$50,001-$100,000
	Quaker Small Cap Value Fund Class A	$10,001-$50,000
	Quaker Mid-Cap Value Fund Class A	$10,001-$50,000
	Quaker Biotech Pharma-Healthcare Fund Class A	$10,001-$50,000

James R. Brinton	Quaker Strategic Growth Fund Class A	Over $100,000	Over $100,000
	Quaker Small-Cap Value Fund Class A	Over $100,000
	Quaker Mid-Cap Value Fund Class A	Over $100,000
	Quaker Biotech Pharma-Healthcare Fund Class A	Over $100,000

G. Michael Mara	Quaker Small Cap Value Fund Class A	$1-$10,000	$50,001-$100,000

Aggregate Dollar Range
of Equity Securities in
		Dollar Range of	All Registered
		Shares of Beneficial	Investment Companies
		Interest of the Funds	Overseen by Trustee in
Name	Fund Name	Beneficially Owned(1)	the Fund Complex

	Quaker Small Cap Growth Fund Class A	$1-$10,000
	Quaker Core Equity Fund Class A	$1-$10,000
	Quaker Capital Opportunities Fund Class A	$1-$10,000
	Quaker Fixed Income Fund Class A	$1-$10,000
	Geewax Terker Core Value Fund Class A	$1-$10,000
	Quaker Biotech Pharma-Healthcare Fund Class A	$1-$10,000

Mark S. Singel	Quaker Strategic Growth Fund Class A	$50,001-$100,000	$50,001-$100,000
	Quaker Mid-Cap Value Fund Class A	$10,001-$50,000
	Quaker Biotech Pharma-Healthcare Fund Class A	$10,001-$50,000

Warren West	None	None	None

(1)	Other than Mr. King, Ms. Keyes and Mr. Downes, no other Trustees owned 1% or more of the outstanding shares of any Class of any Fund. As of December 31, 2004, Mr. King and Ms. Keyes jointly owned more than 1% of the outstanding shares of each of the following Funds: Quaker Mid-Cap Value Fund-Institutional Class, Quaker Biotech Pharma-Healthcare Fund-Class A, and Quaker Strategic Growth Fund-Institutional Class; Mr. Downes, jointly with his spouse, owned more than 1% of the outstanding shares of Quaker Small-Cap Trend Fund-Institutional Class. As of December 31, 2004, all Trustees and officers of the Funds as a group owned beneficially or of record less than 1% of each Class of each Fund except as follows: 4.08% of Quaker Biotech Pharma-Healthcare Fund – Class A, 4.03% of Quaker Strategic Growth Fund – Class I, 2.72% of Quaker Small-Cap Trend Fund – Class A, 83.38% of Quaker Mid-Cap Value Fund – Class I, 4.12% of Quaker Fixed Income Fund – Class A, 61.76% of Quaker Fixed Income Fund – Class I and 1.47% of Quaker Small-Cap Growth Fund – Class A.

(2)	The Fund shares noted are held jointly by Mr. King and Ms. Keyes, his spouse.
COMPENSATION OF TRUSTEES AND OFFICERS
          Compensation of Trustees. Each Independent Trustee receives compensation from the Funds. Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive compensation from the Funds. However, because Mr. King and Ms. Keyes are currently employed by Quaker Funds, Inc. and have the right to share in the profits that Quaker Funds, Inc. earns by managing the Funds, they may receive indirect compensation from the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust, plus a reimbursement of any out-of-pocket expenses incurred in connection with attendance at Board meetings. The independent chairman of the Board, Mr. Downes, receives an annual retainer of $175,000. In addition to the annual retainer received by Mr. Downes, Mr. Downes is also entitled to be reimbursed for (i) health insurance premiums paid by Mr. Downes with respect to a health care insurance policy coverage for Mr. Downes and his spouse; and (ii) amounts expended with respect to the lease of office space. The chairperson of the Audit Committee receives an additional annual retainer of $10,000. Mr. Mara, as lead Independent Trustee, also receives an additional annual retainer of $25,000.
          The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2005. The Trust has no pension or retirement benefits for any of the Trustees.

Pension or
	Aggregate	Retirement Benefits	Total Estimated	Compensation from
Name and	Compensation	Accrued as Part of	Annual Benefits	the Fund(s)
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
David K. Downes(1)				$175,000 from 10
Chairman of Board, Independent Trustee	$175,000 (Retainer)	N/A	N/A	Funds

Louis P. Pektor, III(2)	$18,750 (Regular			$18,750 from 10
Independent Trustee	Board Meeting)	N/A	N/A	Funds

Mark S. Singel	$25,000 (Regular			$25,000 from 10
Independent Trustee	Board Meeting)	N/A	N/A	Funds

Amb. Adrian A. Basora	$25,000 (Regular
Independent Trustee	Board Meeting)
	$10,000 (Audit			$35,000 from 10
	Committee Meeting)	N/A	N/A	Funds

G. Michael Mara(5)	$25,000 (Regular
Independent Trustee	Board Meeting)
	$25,000			$50,000 from 10
	(Lead Trustee Fee)	N/A	N/A	Funds

James R. Brinton	$25,000 (Regular			$25,000 from 10
Independent Trustee	Board Meeting)	N/A	N/A	Funds

Warren West	$25,000 (Regular			$25,000 from 10
Independent Trustee	Board Meeting)	N/A	N/A	Funds

Jeffry H. King, Sr.
Chief Executive Officer, Treasurer and Interested Trustee	$0	N/A	N/A	N/A

Laurie Keyes
Secretary and Trustee	$0	N/A	N/A	N/A

Kevin J. Mailey(3)
Chief Executive Officer, Interested Trustee	$0	N/A	N/A	N/A

Everett T. Keech(4)
Interested Trustee	$0	N/A	N/A	N/A

(1)	In addition to the annual retainer received by Mr. Downes as described above, Mr. Downes is entitled to be reimbursed for (i) health insurance premiums paid by Mr. Downes with respect to a health care insurance policy coverage for Mr. Downes and his spouse; and (ii) amounts expended with respect to the lease of office space. For the fiscal year ended June 30, 2005, Mr. Downes was reimbursed $3,919.25 for health insurance premiums and a total of $1,200 for the lease of office space.

(2)	Mr. Pektor resigned as a Trustee of the Trust on February 9, 2005.

(3)	Mr. Mailey resigned as a Trustee of the Trust on January 14, 2005.

(4)	Mr. Keech resigned as a Trustee of the Trust on January 14, 2005.

(5)	Although the Trust has an independent Chairman of the Board (i.e., Mr. Downes), the Board also has agreed to appoint a lead independent Trustee to handle more of the day to day involvement with the Board. As a result of these additional responsibilities, Mr. Mara is paid an annual Lead Trustee Fee of $25,000 in addition to the basic annual retainer paid to all Trustees. Mr. Mara will relinquish his role as lead independent Trustee effective January 1, 2006.
          Compensation of Officers. Except for Mr. Downes, the Chairman of the Board of the Trust (whose compensation from the Trust has been reflected in the chart above), Timothy E. Richards, the Chief

Compliance Officer of the Trust, is the only officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2005, Mr. Richards received $61,340 in compensation from the Trust.
COMMITTEES OF THE BOARD
          During the fiscal year ended June 30, 2005, the Trust held 5 Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 75% of those committee meetings on which the Trustee serves as a member.
          There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.
          Audit Committee. The members of the Audit Committee are: Messrs. Adrian A. Basora (Chairperson of the Audit Committee), David K. Downes, Warren West and James R. Brinton. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds’ independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Funds’ independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met 4 times during the past fiscal year.
          Nominating Committee. The members of the Nominating Committee are: Messrs. G. Michael Mara (Chairperson of the Nominating Committee), Mark S. Singel and David K. Downes, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Nominating Committee is to recommend nominees for (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust, and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee for the Trust held 5 meetings during the past fiscal year.
          The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Quaker Funds, Inc. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.
          The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.
PRINCIPAL HOLDERS OF SECURITIES
          As of September 30, 2005, all Trustees and Officers of the Funds as a group owned beneficially or of record less than 1% of each Class of each Fund except as follows:
•	Quaker Mid-Cap Value Fund Class I – 75.08%

•	Quaker Small-Cap Trend Fund Class I – 57.53%

•	Quaker Small-Cap Growth Fund Class A – 1.11%

•	Quaker Capital Opportunities Fund Class A – 1.84%
          John J. Geewax owns 68.5% of the Quaker Small-Cap Growth Fund’s outstanding voting securities and therefore, controls that Fund. As a result of this level of control, Mr. Geewax will have a controlling influence on any matters that would require a vote of shareholders. In addition, to the knowledge of the Trust, as of September 30, 2005, no shareholders owned beneficially or of record more than 5% of a Fund’s outstanding shares, except as set forth below.

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Strategic Growth – A	Charles Schwab & Co Client Accts 101 Montgomery Street San Francisco, CA 94101	58.43%

Strategic Growth – I	SEMA & Co. 12 E 49th Street 41st Floor New York, NY 10017	18.35%

Strategic Growth – I	Brown Family Partnership C/O CMFS P O Box C1100 Southeastern, PA 19398	18.94%

Strategic Growth – I	Wagner & Brown Ltd. C/O CMFS P O Box C1100 Southeastern, PA 19398	23.93%

Strategic Growth – I	Wagner Family 2004 Partnership C/O CMFS P O Box C1100 Southeastern, PA 19398	12.47%

Core Equity – A	National Investor Services, FBO Client Accts 55 Water St., 32nd Fl. New York, NY 10041	78.05%

Core Equity – A	Edwin R. Boynton & Rosemarie Hunter TTEES Trust U/D John J Geewax DTD 11/14/90 C/O Edwin R Boynton 2600 One Commerce Square Philadelphia, PA 19103	11.52%

Core Equity – B	Janney Montgomery Scott, LLC 1801 Market St. Philadelphia, PA 19103	32.93%

Core Equity – B	Warren C. Baver C/O CMFS P O Box C1100 Southeastern, PA 19398	15.63%

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Core Equity – B	Ellen J. Tamburri C/O CMFS P O Box C1100 Southeastern, PA 19398	14.86%

Core Equity – B	Raymond James & Assoc. Inc. 880 Carillon Pkwy St Petersburg, FL 33716	12.50%

Core Equity – C	Robert B. Wool C/O CMFS P O Box C1100 Southeastern, PA 19398	24.89%

Core Equity – C	NFSC Gail P Shramko C/O CMFS P O Box C1100 Southeastern, PA 19398	8.42%

Core Equity – C	Alicia M. Bednarski C/O CMFS P O Box C1100 Southeastern, PA 19398	8.69%

Core Equity – C	Pershing LLC C/O CMFS P O Box C1100 Southeastern, PA 19398	21.92%

Core Equity – C	Richard J. Keller C/O CMFS P O Box C1100 Southeastern, PA 19398	5.59%

Core Equity – C	John & MaryAnn Niemiec C/O CMFS P O Box C1100 Southeastern, PA 19398	13.91%

Core Equity – I	C. Buck C/O CMFS P O Box C1100 Southeastern, PA 19398	7.48%

Core Equity – I	J. Terker C/O CMFS P O Box C1100 Southeastern, PA 19398	6.63%

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Core Equity – I	R. Terker C/O CMFS P O Box C1100 Southeastern, PA 19398	6.63%

Core Equity – I	A. Terker C/O CMFS P O Box C1100 Southeastern, PA 19398	6.63%

Core Equity – I	Geewax Terker 414 Old Baltimore Pike P O Box 2700 Chadds Ford, PA 19317	52.89%

Small-Cap Growth A	IRA FBO H.C. Pamela C/O CMFS P O Box C1100 Southeastern, PA 19398	6.84%

Small-Cap Growth A	Donald J. Hiller C/O CMFS P O Box C1100 Southeastern, PA 19398	6.02%

Small-Cap Growth A	Citco Corporate Services, Inc. 5900 N Andrews Avenue Suite 700 Ft Lauderdale, FL 33309	55.53%

Small-Cap Growth – B	Harry J. McDermott C/O CMFS P O Box C1100 Southeastern, PA 19398	18.10%

Small-Cap Growth – B	W. Papp C/O CMFS P O Box C1100 Southeastern, PA 19398	20.29%

Small-Cap Growth – B	Robert E. Baker C/O CMFS P O Box C1100 Southeastern, PA 19398	18.97%

Small-Cap Growth – B	Ronald S. Acher C/O CMFS P O Box C1100 Southeastern, PA 19398	9.39%

Small-Cap Growth – B	Richard R. Turk C/O CMFS P O Box C1100 Southeastern, PA 19398	6.24%

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Small-Cap Growth – B	John A. Calvert Jr. C/O CMFS P O Box C1100 Southeastern, PA 19398	5.29%

Small-Cap Growth – C	First Clearing Corporation 1114 N. Bancroft Parkway Wilmington, DE 19805-2611	6.28%

Small-Cap Growth – C	RS Brennan C/O CMFS P O Box C1100 Southeastern, PA 19398	6.98%

Small-Cap Growth – C	George N. Beling Jr. C/O CMFS P O Box C1100 Southeastern, PA 19398	6.83%

Small-Cap Growth – C	Daniel Radogna C/O CMFS P O Box C1100 Southeastern, PA 19398	7.54%

Small-Cap Growth – C	Barry W. Kocher C/O CMFS P O Box C1100 Southeastern, PA 19398	6.67%

Small-Cap Growth – C	Michael E. Davis C/O CMFS P O Box C1100 Southeastern, PA 19398	7.51%

Small-Cap Growth – C	Donald Ulmer C/O CMFS P O Box C1100 Southeastern, PA 19398	7.63%

Small-Cap Growth – I	John J. Geewax 414 Old Baltimore Pike P O Box 2700 Chadds Ford, PA 19317	93.80%

Capital Opportunities – A	Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94101	10.03%

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Capital Opportunities – A	Larry R. Rohrbaugh C/O CMFS P O Box C1100 Southeastern, PA 19398	6.82%

Capital Opportunities – A	Prudential Investment Management Service 100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ05-11-20 Newark, NJ 07102	19.33%

Capital Opportunities – A	FTC & Co. Attn: Datalynx P O Box 173736 Denver, CO 17-3736	5.35%

Capital Opportunities – B	Anthony V. Benedetto C/O CMFS P O Box C1100 Southeastern, PA 19398	6.86%

Capital Opportunities – B	IRA FBO M. K. Thomas C/O CMFS P O Box C1100 Southeastern, PA 19398	5.75%

Capital Opportunities – B	First Clearing, LLC C/O Mallet & Co Inc P O Box 474 Carneigie, PA 15106-0474	6.40%

Capital Opportunities – B	NFSC C/O CMFS P O Box C1100 Southeastern, PA 19398	13.03%

Biotech Pharma-Healthcare – A	Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94101	49.76%

Biotech Pharma-Healthcare – B	Philip Cohen C/O CMFS P O Box C1100 Southeastern, PA 19398	5.27%

Small-Cap Trend – A	Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94101	16.35%

Small-Cap Trend – A	Ekl of JT CRT C/O CMFS P O Box C1100 Southeastern, PA 19398	5.34%

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Small-Cap Trend – C	First Clearing Corporation 7980 Graves Road Cincinnati, OH 45243-3627	6.57%

Small-Cap Trend – C	Arthur Tallas First Clearing Corporation 7980 Graves Road Cincinnati, OH 45243-3627	8.47%

Small-Cap Trend – I	IRA FBO Caren Ascole C/O CMFS P O Box C1100 Southeastern, PA 19398	5.49%

Small-Cap Trend – I	E. Ryan P/S Plan C/O CMFS P O Box C1100 Southeastern, PA 19398	5.65%

Small-Cap Trend – I	Edward F. Ryan Jr. & Jane D. Ryan C/O CMFS P O Box C1100 Southeastern, PA 19398	6.81%

Small-Cap Trend – I	David K. & Joanne K. Downes C/O CMFS P O Box C1100 Southeastern, PA 19398	57.53%

Small-Cap Trend – I	Mark A. Cairns C/O CMFS P O Box C1100 Southeastern, PA 19398	23.45%

Mid-Cap Value – A	Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94101	43.66%

Mid-Cap Value – A	Prudential Investment Management Service 100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ05-11-20 Newark, NJ 07102	6.34%

Mid-Cap Value – I	L. Keyes C/O CMFS P O Box C1100 Southeastern, PA 19398	38.15%

Mid-Cap Value – I	King C/O CMFS P O Box C1100 Southeastern, PA 19398	21.66%

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Mid-Cap Value – I	E. Ryan P/S Plan C/O CMFS P O Box C1100 Southeastern, PA 19398	5.94%

Mid-Cap Value – I	Mark A. Cairns C/O CMFS P O Box C1100 Southeastern, PA 19398	7.30%

Small-Cap Value – A	Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94101	41.54%

Small-Cap Value – A	Alliance Coal, LLC Affiliates PS 1717 S Boulder 5th Floor Tulsa, OK 74119	19.92%

Small- Cap Value – B	IRA FBO M. K. Thomas C/O CMFS P O Box C1100 Southeastern, PA 19398	5.21%

Small- Cap Value – B	Preston R. Hoagland C/O CMFS P O Box C1100 Southeastern, PA 19398	7.43%

Small-Cap Value – I	T. Aronson C/O CMFS P O Box C1100 Southeastern, PA 19398	5.37%

Small-Cap Value – I	Richmond Heights Attn: Rick Vicek C/O CMFS P O Box C1100 Southeastern, PA 19398	8.66%

Small-Cap Value – I	Deutsche Bank Securities 1251 Avenue of the Americas New York, NY 10020	43.87%

Small-Cap Value – I	Bank of Oklahoma OPUBCO 9000N Broadway Oklahoma City, OK 73114	22.64%

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Geewax Terker Core Value – A	Geewax Terker 414 Old Baltimore Pike P O Box 2700 Chadds Ford, PA 19317	78.94%

Fixed Income – A	Valley Forge P O Box 62 Valley Forge, PA 19481-0062	10.89%

Fixed Income – A	Citco Corporate Services, Inc. 5900 N Andrews Avenue Suite 700 Ft Lauderdale, FL 33309	29.29%

Fixed Income – B	Robert Kennedy C/O CMFS P O Box C1100 Southeastern, PA 19398	6.39%

Fixed Income – B	First Clearing, LLC Checkwriting Account C/O CMFS P O Box C1100 Southeastern, PA 19398	26.80%

Fixed Income – B	Capece Family Ltd. C/O S Brilliant, CPA C/O CMFS P O Box C1100 Southeastern, PA 19398	6.07%

Fixed Income – C	NFSC FEBO Trust of Frederick Hourser Jr U/A 7/18/03 1400 Old Welsh Road	5.13%

Fixed Income – C	NFSC LLC FEBO C/O CMFS P O Box C1100 Southeastern, PA 19398	25.04%

Fixed Income – I	R. Keyes C/O CMFS P O Box C1100 Southeastern, PA 19398	61.76%

Fixed Income – I	Kevin Mailey & Barbara Mailey C/O CMFS P O Box C1100 Southeastern, PA 19398	38.24%

INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER
          Quaker Funds, Inc. (“Adviser”) serves as investment adviser to the Funds and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355. The Adviser is a Delaware corporation and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mr. King and Ms. Keyes, who are husband and wife, currently collectively own 100% of the equity interests in the Adviser.
          The Adviser provides investment advisory services to each of the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of sub-advisers, and performance monitoring. In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of each Fund. The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses such as legal, auditing and custodial fees.
          Advisory Fees. Pursuant to the Advisory Agreement, the Funds compensate the Adviser for these services by paying the Adviser an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

Total Advisory and Subadvisory Fee Paid
Name of Fund	as a Percentage of Average Net Assets

Quaker Strategic Growth Fund	1.30%
Quaker Core Equity Fund	1.05%
Quaker Small-Cap Growth Fund	1.05%
Quaker Capital Opportunities Fund (1)	1.05%
Quaker Biotech Pharma-Healthcare Fund	1.45%
Assets $0 to $100 million – 1.20%
Quaker Small-Cap Trend Fund	Assets in excess of $100 million – 1.10%
Quaker Mid-Cap Value Fund (2)	1.05%
Quaker Small-Cap Value Fund (3)	1.20%
Geewax Terker Core Value Fund	1.05%
Assets $0 to $100 million – 0.65%
Quaker Fixed Income Fund	Assets in excess of $100 million – 0.60%

(1)	Prior to May 3, 2005, Quaker Capital Opportunities Fund paid (i) an advisory fee equal to 0.30% annualized, of the Fund’s average daily net assets, and (ii) a subadvisory fee that consisted of two components. The first component of the subadvisory fee was a base fee equal to 0.75% annualized, of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. The second component was a performance adjustment that either increased or decreased the base fee, depending on how the Fund had performed relative to its benchmark, the S&P 500® Index (“S&P Index”). Based on the Fund’s investment performance compared to the S&P Index for the preceding 12-month period, the Fund’s subadvisory base fee would increase to as high as 1.25% or decrease to as low as 0.3416% of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. However, effective May 3, 2005, the Fund replaced the performance-based subadvisory fee rate with a fixed annual fee rate after the new subadvisory fee structure was approved by the Fund’s shareholders.

(2)	At a shareholder’s meeting held on May 3, 2005, the shareholders of Quaker Mid-Cap Value Fund approved a new investment subadvisory agreement with Global Capital Management, Inc., to replace Schneider Capital Management (“Schneider”) as sub-adviser to the Fund. The terms of the new investment subadvisory agreement approved by the Fund’s shareholders is substantially similar to the previous subadvisory agreement with Schneider, with the advisory and subadvisory fee rates payable by the Fund remaining the same.

(3)	Prior to May 3, 2005, Quaker Small-Cap Value Fund paid (i) an advisory fee equal to 0.30% annualized, of the Fund’s average daily net assets, and (ii) a subadvisory fee that consisted of two components. The first component of the subadvisory fee was a base fee equal to 0.90% annualized, of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. The second component was a performance adjustment that either increased or decreased the base fee, depending on how the Fund had performed relative to its benchmark, the Russell 2000® Index (“Russell Index”). Based on the Fund’s investment performance compared to the Russell Index for the preceding 12-month period, the Fund’s subadvisory base fee would increase to as high as 1.50% or decrease to as low as 0.30% of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. However, effective May 3, 2005, the Fund replaced the performance-based subadvisory fee rate with a fixed annual fee rate after the new subadvisory fee structure was approved by the Fund’s shareholders.
          The following table provides the actual aggregate advisory fees paid by each Fund during the fiscal years ended June 30, 2005, 2004, and 2003. Each class of each Fund pays its proportionate share of the advisory fees.

Name of Fund	2005	2004	2003

Quaker Strategic Growth Fund	$6,278,727	$3,770,401	$2,176,377
Quaker Core Equity Fund	$120,847	$123,481	$113,182
Quaker Small-Cap Growth Fund	$31,005	$27,076	$26,261
Quaker Capital Opportunities Fund	$266,129	$163,780	$73,466
Quaker Biotech Pharma-Healthcare Fund	$271,203	$134,383	$20,236
Quaker Small-Cap Trend Fund (1)	$43,797	$4,088	*
Quaker Mid-Cap Value Fund	$587,021	$308,995	$148,338
Quaker Small-Cap Value Fund (2)	$598,933	$299,930	$359,279
Geewax Terker Core Value Fund (3)	$0	$10,367	$9,478
Quaker Fixed Income Fund(4)	$15,307	$40,235	$95,631

*	Not in operation during the period

(1)	Since the Fund’s inception through October 28, 2004, the Adviser has voluntarily agreed to waive its advisory fee to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.05% for Class A shares, 2.80% for Class C shares, and 1.80% for Institutional Class shares of the average net assets of each class, respectively. Effective October 28, 2004, the Adviser has voluntarily agreed to waive its advisory fee to the extent that the total operating expenses of Quaker Small-Cap Trend Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.15% for Class A shares, 2.90% for Class C shares, and 1.90% for Institutional Class shares of the average net assets of each class, respectively. For the fiscal year ended June 30, 2005, the Fund would have paid an aggregate advisory fee of $53,189, if the voluntary fee waiver had not been in place. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.

(2)	Under the current advisory fee structure, Quaker Small-Cap Value Fund pays the Adviser total advisory and subadvisory fees of 1.20% (0.30% to Adviser and 0.90% to the sub-adviser) annualized, of the Fund’s average daily net assets. The sub-adviser to Quaker Small-Cap Value Fund has voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client are terminated, the subadvisory fee rates offered to Quaker Small-Cap Value Fund would revert to the contractual fee rate of 0.90% per annum. Further, the Adviser has voluntarily agreed to waive its advisory fee to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class B and C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. For the fiscal year ended June 30, 2005, the Fund would have paid an aggregate advisory fee of $598,933, if the voluntary fee waivers had not been in place. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.

(3)	Effective May 1, 2004, both the Adviser and the sub-adviser have voluntarily agreed to waive their management fees of 0.30% and 0.75% respectively. For the fiscal year ended June 30, 2005, the Fund would have paid an aggregate advisory fee of $17,194, if the voluntary fee waivers had not been in place. The Adviser and sub-adviser currently have no intention to terminate this arrangement, although they may do so at any time at their discretion.

(4)	Effective May 1, 2004, the Adviser has voluntarily agreed to waive its management fee of 0.30%. For the fiscal year ended June 30, 2005, the Fund would have paid an aggregate advisory fee of $28,468 if the voluntary fee waiver had not been in place. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time at its sole discretion.
INVESTMENT SUB-ADVISERS
          The day-to-day investment management of each Fund rests with one or more sub-advisers hired by the Trust, on behalf of the Funds, with the assistance of Adviser. The responsibility for overseeing the sub-advisers rests with the Adviser. Each sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected. The following tables identify each sub-adviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The subadvisory fees that have been negotiated with each sub-adviser pursuant to each respective investment subadvisory agreement are set forth below.
          The following firms currently serve as sub-advisers to the respective Funds:
          DG Capital Management, Inc. (“DG Capital”), located at 101 Arch Street, Suite 650, Boston, Massachusetts 02110, serves as the sub-adviser to Quaker Strategic Growth Fund. DG Capital is registered as an investment adviser with the SEC under the Advisers Act, and specializes in equity management. As of August 31, 2005, the firm had approximately $1.3 billion of assets under management. DG Capital is 100% owned and controlled by Mr. Manu Daftary.
          Geewax, Terker & Co. (“G.T.C.”), located at 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, Pennsylvania 19317, serves as the sub-adviser to each of Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, and Geewax Terker Core Value Fund. G.T.C. was organized as a Pennsylvania partnership in 1982, and is registered as an investment adviser with the SEC under the Advisers Act. As an investment advisory firm, G.T.C. has been rendering investment advisory services to other individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1983. As of August 31, 2005, the firm had approximately $2.0 billion of assets under management. G.T.C. is controlled by Mr. John J. Geewax and Mr. Bruce E. Terker due to the amount of their respective stock ownership in G.T.C.
          Knott Capital Management (“Knott Capital”), located at 224 Valley Creek Blvd., Suite 100, Exton, PA 19341, serves as sub-adviser to Quaker Capital Opportunities Fund. Knott Capital was established in December of 1998, and is registered as an investment adviser with the SEC under the Advisers Act. As an investment advisory firm, Knott Capital renders investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1998. As of August 31, 2005, the firm had approximately $632 million of assets under management. Knott Capital is controlled by Mr. Charles A. Knott and Mr. J. Michael Barron due to the amount of their respective stock ownership in Knott Capital.
          Sectoral Asset Management, Inc. (“S.A.M.”), located at 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec H3A 3G4, serves as sub-adviser to Quaker Biotech Pharma-Healthcare Fund. S.A.M. is registered as an investment adviser with the SEC under the Advisers Act, and provides investment advisory services to institutional clients. As of August 31, 2005, the firm had approximately $2.2 billion of assets under management. S.A.M. is a 100% employee owned and operated corporation, and its majority shareholders are Messrs. Jérôme Pfund, CFA and Michael Sjöström CFA. S.A.M. is controlled by Mr. Michael Sjöström and Mr. Jerome Pfund due to the amount of their respective stock ownership in S.A.M.
          TrendStar Advisors, LLC (“TrendStar”), located at 7300 College Blvd. Suite 308, Overland Park, Kansas 66210, has served as sub-adviser to Quaker Small-Cap Trend Fund since the Fund’s inception. TrendStar is registered as an investment adviser with the SEC under the Advisers Act, and specializes in equity management. As of August 31, 2005, the firm had approximately $281 million of assets under management. TrendStar is controlled by Mr. Thomas W. Laming due to the amount of his stock ownership in TrendStar.
          Global Capital Management, Inc. (“G.C.M.”), located at One West First Avenue, Suite 100 Conshohocken, Pennsylvania 19428, has served as sub-adviser to Quaker Mid-Cap Value Fund since May 3, 2005.

Prior to May 3, 2005, Schneider had previously served as sub-adviser to the Fund since December, 2000. At a shareholder’s meeting held on May 3, 2005, the Fund’s shareholders approved a new investment subadvisory agreement with G.C.M. that is substantially identical to the previous investment subadvisory agreement with Schneider. The Fund’s total advisory and subadvisory fee rate of 1.05% annualized, of the Fund’s average daily net assets did not change as a result of the new subadvisory agreement with G.C.M. G.C.M. was established as a 100% employee owned investment advisory firm in December of 1997, and is registered as an investment adviser with the SEC under the Advisers Act. As of August 31, 2005, the firm had approximately $350 million of assets under management. G.C.M. is controlled by Mr. Anthony W. Soslow due to the amount of his stock ownership in G.C.M.
          Aronson+Johnson+Ortiz, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, PA 19102, serves as sub-adviser to Quaker Small-Cap Value Fund. AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2005, the firm had approximately $21 billion of assets under management. AJO is controlled by Mr. Ted Aronson due to the amount of his stock ownership in AJO.
          Quaker Fixed-Income Fund is currently advised by the Adviser and does not have a sub-adviser. Andres Capital Management, LLC (“Andres”), located at 2701 Renaissance Blvd., 4th Floor, King of Prussia, Pennsylvania 19406, had previously served as sub-adviser to the Fund since March 13, 2003 until July 11, 2005. However, the Fund’s subadvisory arrangement with Andres was effectively terminated on July 11, 2005, following the change of control of Andres as a result of the sale of Andres to an unaffiliated third-party. Since then, the Adviser has overseen the day-to-day management of the investments of the Fund.
          The following table shows the fees payable to the respective sub-advisers by the Adviser for investment subadvisory services rendered to each Fund managed by a sub-adviser:

		Annual Fee Rate, as
		percentage of average daily
Name of Fund	Name of Sub-Adviser	net assets
Quaker Strategic Growth Fund	D.G. Capital Management, Inc.	0.75%
Quaker Core Equity Fund	Geewax, Terker & Co.	0.75%
Quaker Small-Cap Growth Fund	Geewax, Terker & Co.	0.75%
Quaker Capital Opportunities Fund	Knott Capital Management	0.75%
Quaker Biotech Pharma-Healthcare Fund	Sectoral Asset Management, Inc.	0.95%
Quaker Small-Cap Trend Fund	TrendStar Advisors, LLC	See below
Quaker Mid-Cap Value Fund	Global Capital Management, Inc.	0.75%
Quaker Small-Cap Value Fund	Aronson+Johnson+Ortiz, LP	See below
Geewax Terker Core Value Fund	Geewax, Terker & Co.	0.75%
Quaker Small-Cap Trend Fund — subadvisory fees equal to an annual rate of:
0.70 % of the average daily net assets of the Fund on assets up to $100 million; and
0.60 % of the average daily net assets of the Fund on assets above $100 million.
Quaker Small-Cap Value Fund — subadvisory fees equal to an annual rate of:
0.85 % of the average daily net assets of the Fund on assets up to $25 million; and
0.80 % of the average daily net assets of the Fund on assets above $25 million.

PORTFOLIO MANAGERS
          The following provides information regarding the portfolio managers identified in the Funds’ prospectus: (1) the dollar range of the portfolio manager’s investments in each Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.
INVESTMENTS IN EACH FUND (as of June 30, 2005)

DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER	INVESTMENTS IN EACH FUND(1)
QUAKER STRATEGIC GROWTH FUND
(DG Capital Management, Inc., sub-adviser)
Manu Daftary	Over $1,000,000
Chris Perras	$10,001-$50,000

QUAKER CORE EQUITY FUND
(Geewax, Terker & Co., sub-adviser)
John J. Geewax	Over $1,000,000

QUAKER SMALL-CAP GROWTH FUND
(Geewax, Terker & Co., sub-adviser)
John J. Geewax	Over $1,000,000

QUAKER CAPITAL OPPORTUNITIES FUND
(Knott Capital Management, sub-adviser)
Charles A. Knott	$10,001 — $50,000
J. Michael Barron	$10,001 — $50,000

QUAKER BIOTECH PHARMA-HEALTHCARE FUND
(Sectoral Asset Management, Inc., sub-adviser)
Michael Sjöström	None(2)
Stephan Patten	None(2)

QUAKER SMALL-CAP TREND FUND
(TrendStar Advisors, LLC, sub-adviser)
Thomas W. Laming	$10,001 — $50,000
James R. McBride	None

QUAKER MID-CAP VALUE FUND
(Global Capital Management, Inc., sub-adviser)
Anthony Soslow	None
John Hammerschmidt	None
Phillip Mendelsohn	$1 — $10,000

QUAKER SMALL-CAP VALUE FUND
(Aronson+Johnson+Ortiz, LP, sub-adviser)
Theodore R. Aronson	Over $1,000,000
Kevin M. Johnson	$100,001 — $500,000
Martha E. Ortiz	$500,001 — $1,000,000
Gina Marie N. Moore	$50,001 — $100,000

GEEWAX TERKER CORE VALUE FUND
(Geewax, Terker & Co., sub-adviser)
John J. Geewax	$500,001 — $1,000,000

QUAKER FIXED INCOME FUND
Robert P. Andres	None

(1)	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2)	The portfolio managers do not own any shares in the Fund because the Fund is not available to Canadian investors.
          Compensation of Portfolio Managers. The portfolio managers of the Adviser and sub-advisers are compensated in the following manner.
Adviser
Mr. Andres directly receives fixed compensation of $700 per month from the Adviser for his services as portfolio manager for the Quaker Fixed Income Fund. There are no bonus arrangements tied to performance of the Fund. Mr. Andres also separately receives a salary and benefits package for the services he provides to Haverford Financial Services, a separate registered investment adviser.
DG Capital
DG Capital currently has two portfolio managers. Mr. Chris Perras, as co-portfolio manager, receives a monthly draw against the projected net operating profit of DG Capital and then receives, as a bonus, a percentage of the net operating profit of the firm. This method of compensation is based on the premise that superior long-term performance in managing portfolios will be rewarded through growth of assets through appreciation and cash flow.
Mr. Daftary, as the 100% owner of DG Capital, receives a monthly draw against the projected net operating profit of DG Capital and, at the end of each fiscal year, receives the net profits of the firm after the payment of all expenses (including bonuses paid to all employees including Mr. Perras).
Both Mr. Perras and Mr. Daftary receive employee benefits that include group disability, health insurance and participation in a 401(k) plan.
G.T.C.
Mr. Geewax, who owns 50% of G.T.C., receives compensation that is tied directly to the profitability of G.T.C. (i.e., shares in the profits of the firm).
Knott Capital
In addition to highly competitive base salaries, each employee, including Mr. Knott and Mr. Barron, receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.
Incentive compensation is based partially on individual performance and partially on the firm’s performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies among portfolio managers.
Knott Capital does not compensate directly on performance of individual portfolios or any other specific measure. Cash bonuses are determined on overall contributions made by the portfolio managers and are subjective. Knott Capital believes that basing compensation on specific measures such as investment performance can at times create conflicts of interests.
Mr. Knott and Mr. Barron are both compensated in accordance with the aforementioned policy.
S.A.M.

Portfolio managers are compensated with a competitive salary, bonus and stock options in the firm. The remuneration of portfolio managers consists of the following elements: (a) a salary that is based on a market rate; (b) bonuses that are dependent upon the achievement of specific goals by the individual and the success of the company; and (c) stock options in S.A.M. this depends upon the performance of the individual. However, there is no specific formula based on assets under management or the portfolio performance that is used to determine this.
TrendStar
Thomas W. Laming and James R. McBride, portfolio managers of TrendStar, receive as a portion of their compensation a relatively modest base pay in the form of a fixed annual salary. Each portfolio manager earns additional compensation through periodic bonuses which are directly tied to the profitability of the adviser after all expenses and costs. This method of compensation puts a great emphasis on the performance of the Funds as both asset levels and revenues to the adviser reflect the performance, both short and long term, of the Funds.
G.C.M.
Mr. Soslow, Mr. Hammerschmidt, and Mr. Mendelsohn receive a base salary, an incentive bonus opportunity and a benefits package. Portfolio manager compensation is reviewed and may be modified each year to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good, sustained Fund performance.
Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each portfolio manager is paid a base salary. In setting the base salary, G.C.M.’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
ANNUAL BONUS: Each portfolio manager is eligible to receive an annual cash bonus, which is based on management fees received from the Fund. This fee pool is a form of bonus compensation and is shared equally by each of the three portfolio managers.
PERFORMANCE FEE BONUS: None of the Funds allow for the payment of a performance fee. Other commingled pools and accounts may, however, provide for the payment of a performance fee and in those instances, the incentive pool of the portfolio manager may be credited with a percentage of the net performance fee earned, if any.
AJO
Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses that are awarded entirely for contribution and “elbow grease.” The managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions. Though many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance.

          Other Managed Accounts of Portfolio Managers. In addition to the management of the respective Funds, the portfolio managers also manage other accounts as summarized below.
Quaker Strategic Growth Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
MANU DAFTARY			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
CHRIS PERRAS	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
(DG Capital)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	2	$767.9 million	0	0

Other Pooled Investment Vehicles	2	$13.4 million	2	$13.4 million

Other Accounts(1)	12	$419.3 million	2	$49.9 million
Quaker Core Equity Fund
Quaker Small-Cap Growth Fund
Geewax Terker Core Value Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
JOHN J. GEEWAX (G.T.C.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	5	$135.9 million	0	0

Other Pooled Investment Vehicles	1	$277.1 million	1	$58.5 million

Other Accounts(1)	20	$1.58 billion	2	$500.8 million
Quaker Capital Opportunities Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
CHARLES A. KNOTT			WHERE ADVISORY FEE	ADVISORY FEE IS
J. MICHAEL BARRON	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Knott Capital)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$26.0 million	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts(1)	1,339	$606.0 million	0	0
Quaker Biotech Pharma-Healthcare Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
MICHAEL SJÖSTRÖM (S.A.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	3	$1.8 billion	1	$56.0 million

Other Accounts(1)	0	0	0	0

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
STEPHAN PATTEN (S.A.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	2	$66.0 million	2	$66.0 million

Other Accounts(1)	0	0	0	0

Quaker Small-Cap Trend Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
THOMAS W. LAMING			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
JAMES R. MCBRIDE	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
(TrendStar)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	3	$188.9 million	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts(1)	32	$67.1 million	0	0
Quaker Mid-Cap Value Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
ANTHONY SOSLOW (G.C.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts(1)	53	$150.0 million	2	$6.0 million

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
JOHN HAMMERSCHMIDT (G.C.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	1	$3.0 million	1	$3.0 million

Other Accounts(1)	25	$35.0 million	0	0

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
PHILLIP MENDELSOHN (G.C.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts(1)	27	$162.0 million	0	0
Quaker Small-Cap Value Fund

THEODORE R. ARONSON				TOTAL ASSETS IN
KEVIN M. JOHNSON			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
MARTHA E. ORTIZ			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
GINA MARIE N. MOORE	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	9	$3.23 billion	2	$89 million

Other Pooled Investment Vehicles	16	$3.54 billion	4	$408 million

Other Accounts(1)	43	$9.65 billion	38	$3.31 billion

Quaker Fixed-Income Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
ROBERT P. ANDRES (Adviser)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts(1)	27	$123.6 million	0	0

(1)	These are separately managed accounts of institutional or high net-worth investors for which the portfolio managers provide investment advice.
          Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:
•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

•	If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•	At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•	With respect to securities transactions for the funds, the Adviser/sub-advisers determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser/sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/sub-adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•	The appearance of a conflict of interest may arise where the Adviser/sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     The Adviser/sub-advisers and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Specific Conflicts of Interest
Adviser
The Adviser does not manage separate accounts. The Adviser’s sole business is that of investment adviser to the various series of the Trust. There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust. There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the various Funds. For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period. Similarly, circumstances may require that the Adviser allocate more compliance resources to a certain Fund or Funds during certain periods, particularly during the relevant Fund’s annual advisory agreement renewal process or performance evaluation.
In addition to having primary responsibility for the day-to-day management of Quaker Fixed Income Fund, Mr. Andres also manages accounts on behalf of Haverford Financial Services, another registered investment adviser (“Other Accounts”). These Other Accounts may include separate accounts (assets managed for individuals and institutions) and also commingled trust accounts. Investment decisions for all portfolios are based on the investment objectives, policies and practices applicable to that portfolio. Consequently, securities may be purchased or sold from one portfolio and not for another portfolio. Mr. Andres employs brokerage and trade allocation policies and procedures reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Mr. Andres is subject to the Adviser’s conflicts of interest policy.
DG Capital
Portfolio managers at DG Capital typically manage multiple accounts that have different investment objectives, policies and other investment considerations. These multiple accounts include, among others, mutual funds, separate accounts and commingled accounts. It is the practice of DG Capital to allocate investment opportunities across all client portfolios that have a particular investment strategy on a pro rata basis based on the above mentioned investment objectives, policies and other investment considerations. In addition, DG Capital has adopted brokerage policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
G.T.C.
There are, however, some conflicts of interest that may have the potential to arise when managing multiple accounts. For example, when a portfolio manager receives compensation based on performance as opposed to a fixed fee or a percentage of assets under management structure, a potential conflict of interest may arise between the accounts. An incentive based fee arrangement may create an incentive for a portfolio manager to make investments that may be riskier than would be the case otherwise, or may cause a portfolio manager to spend more effort in selecting securities for these accounts in order to increase their commissions from the account. It is, however, the practice of Mr. Geewax and Mr. Terker to allocate investment opportunities across all of their client portfolios in a particular investment strategy on a pro-rata basis, regardless of the type of fee that the portfolio managers received from an account, that is based on their overall portfolio size, as well as relative sector and cash balance weightings. This allocation of investment opportunities alleviates any conflict of interest that may arise with respect to different compensation arrangements between accounts and any preferential treatment that may arise with respect to certain clients.

Another potential conflict of interest for portfolio managers occurs when a portfolio manager manages accounts with different investment strategies, there may be the potential for a portfolio manager to devote unequal time and attention to the management of each investment strategy. Mr. Geewax and Mr. Terker use models for each investment strategy and strive to allocate time as needed among these investment strategies.
At G.T.C., individual portfolio managers may manage multiple accounts for multiple clients. G.T.C. manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by the Partners. G.T.C. has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another, with the same investment philosophy.
In addition, due to differences in the investment strategies or restrictions between the Fund and other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Besides pro-rata allocation procedures, whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.
Knott Capital
At Knott Capital, individual portfolio managers may manage multiple accounts for multiple clients. Knott Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by the chief compliance officer and/or his designee. Knott Capital does not always feel certain investments are appropriate for all accounts. In these instances, Knott Capital may not allocate certain investments to all accounts. Knott Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another. When appropriate, all accounts will receive a pro-rata share of investment opportunities. When trades can’t be blocked due to client imposed restrictions, Knott Capital will execute transactions in a random manner.
S.A.M.
The greatest potential conflict of interest lies with the allocation of transactions across different portfolios. S.A.M. makes sure that it treats each of its clients fairly by having a clear and simple allocation policy. This policy is described in S.A.M.’s compliance manual in detail. Orders that are not completely filled are allocated pro rata among the different portfolios. The same price is received for the same order by the different portfolios. S.A.M. does not have any affiliation with any broker and does not distribute any fund. S.A.M. requires that all its investment professionals hold the CFA designation or are enrolled in the CFA program. All of them adhere to the CFA code of ethics.
TrendStar
The portfolio managers of TrendStar manage accounts for multiple clients. As a result, there is always a possibility that there could be a conflict of interest when managing more than one portfolio or account. However, TrendStar employs a philosophy and strategy that is consistent across each of the portfolios it manages. There can always be instances in which one portfolio is handled differently than another but the primary impetus for such differentiation is the inflow of cash. One portfolio may receive large inflows while another may be funded infrequently, if at all, after the initial funding. Clearly the portfolio with little or no inflow will not be able to take advantage of every opportunity afforded the portfolio with large inflows. To the extent practical and with the intent being to benefit the largest number of shareholders possible, TrendStar will devote a proportionate amount of resources, time and effort into managing each of its portfolios in a fair and consistent manner and in accordance with its policies and procedures.
G.C.M.
Because the portfolio managers manage assets for other institutions, pension plans, high net worth individuals, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the G.C.M. may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. G.C.M. adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
AJO
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund on the one hand and other accounts for which the portfolio managers are responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts. For example, accounts may differ in terms of fee structure (fixed versus performance-based) and size (and, hence, absolute fee). Differences in the investment strategies or restrictions between the Fund and the other accounts may cause the portfolio managers to take action with respect to another account that differs from the action taken with respect to the Fund. However, AJO has policies and procedures in place to mitigate conflicts of interest. For example, our fixed-fee schedules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to our most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.
PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION
     Distributor. The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Citco Mutual Fund Distributors, Inc. (“CMFD”), located at 83 General Warren Blvd., Suite 200, Malvern, PA 19355, under which CMFD has agreed to act as principal underwriter and to use reasonable efforts to distribute each Fund’s Class A, Class B and Class C Shares. CMFD is wholly owned by CITCO Group, Ltd. (“Citco Group”), a United Kingdom company, which also owns Citco Mutual Fund Services, Inc., the transfer agent and administrator for the Funds.
     Pursuant to the Distribution Agreement, CMFD receives the sales load on sales of Class A, Class B and Class C Shares of the Funds and reallows a portion of the sales load to broker-dealers. CMFD also receives the distribution fees payable pursuant to the Funds’ Rule 12b-1 Distribution Plans for Class A, Class B and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Distribution Agreement may be terminated at any time upon 60 days’ written notice, without payment of a penalty, by CMFD, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.
     Pursuant to the Distribution Agreement, CMFD facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by CMFD. CMFD is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.
     CMFD from time to time may reallow all or a portion of the sales charge on Class A Shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by CMFD for each of the last three fiscal years ended June 30 is as follows.

	Class A Shares
	2005		2004		2003
		After		After		After
Fund	Aggregate	Reallowance	Aggregate	Reallowance	Aggregate	Reallowance
Quaker Strategic Growth Fund	$964,400	$19,644	$885,310	$45,580	$419,878	$40,044
Quaker Core Equity Fund	$2,032	$46	$11,962	$753	$805	$76
Quaker Small-Cap Growth Fund	$1,995	$37	$837	$45	$37	$3
Quaker Capital Opportunities Fund	$46,444	$904	$29,577	$1,780	$36,522	$3,586
Quaker Biotech Pharma-Healthcare Fund	$70,057	$1,354	$147,900	$8,201	$76,234	$7,035

	Class A Shares
	2005		2004		2003
		After		After		After
Fund	Aggregate	Reallowance	Aggregate	Reallowance	Aggregate	Reallowance
Quaker Strategic Growth Fund	$964,400	$19,644	$885,310	$45,580	$419,878	$40,044
Quaker Small-Cap Trend Fund	$61,520	$1,189	$44,445	$896	—	—
Quaker Mid-Cap Value Fund	$179,206	$3,451	$81,977	$5,429	$15,103	$1,379
Quaker Small-Cap Value Fund	$50,436	$942	$51,812	$3,496	$11,781	$1,129
Geewax Terker Core Value Fund	—	—	$2,177	$63	$831	$81
Quaker Fixed Income Fund	$2,549	$32	$9,647	$362	$9,542	$590
     For the fiscal years ended June 30, 2005, 2004 and 2003, CMFD retained front-end sales loads of $27,599, $66,605 and $53,923, respectively, from the sale of Class A Shares of the Funds.

	Net Underwriting	Compensation on
Name of Principal	Discounts and	Redemptions and	Brokerage
Underwriter	Commissions	Repurchases	Commissions	Other Compensation
Citco Mutual Fund Distributors, Inc.	$27,459	N/A*	N/A*	N/A*

*	For providing underwriting services to the Funds, CMFD retains twenty percent (20%) of the underwriting concessions from the sale of Fund shares. For the fiscal year ended June 30, 2005, CMFD received approximately $137,297 in underwriter concessions. The Chief Executive Officer and the former President of the Trust, as registered representatives licensed with CMFD and as wholesalers for the Funds, received approximately $86,290 in commissions during the previous fiscal year. This amount was determined by an agreement based on a percentage of the above underwriter commissions.
     Distribution Plan (Rule 12b-1 Plans). The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby each share class of each Fund other than the Institutional Class Shares may pay to CMFD, the Adviser and others a distribution fee in the amount of up to (i) 0.25% per annum of the average daily net asset value of Class A Shares of each Fund, and (ii) 0.75% per annum of the average daily net asset value of each of Class B Shares of each Fund (except for Quaker Small-Cap Trend Fund and Geewax Terker Core Value Fund) and Class C Shares of each Fund (except for Geewax Terker Core Value Fund).
     The Plans permit each Fund to compensate CMFD, the Adviser and others in connection with activities intended to promote the sale of each class of shares of each Fund (except for Institutional Class Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with CMFD in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class B Shares debt servicing; (xvii) Class B Shares trailer commission; (xviii) Class C Shares debt servicing; (xix) Class C Shares trailer commissions; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds.
     A portion of the fees paid to CMFD, the Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of each Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of CMFD, such as services to each Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients; members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.
     The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” A Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the Class of shares of the affected Fund to which the Plan relates.
     Total dollar amounts paid by each of the Funds pursuant to the Plans for the fiscal year ended June 30, 2005 are as follows:

NAME OF FUND	CLASS A	CLASS B	CLASS C
Quaker Strategic Growth Fund	$981,387	$161,519	$502,205
Quaker Core Equity Fund	$20,862	$1,714	$1,485
Quaker Small-Cap Growth Fund	$895	$1,171	$2,459
Quaker Capital Opportunities Fund	$26,979	$12,158	$109,190
Quaker Biotech Pharma-Healthcare Fund	$32,930	$14,622	$40,696
Quaker Small-Cap Trend Fund	$7,093	—	$13,603
Quaker Mid-Cap Value Fund	$99,153	$28,514	$116,663
Quaker Small-Cap Value Fund	$48,346	$9,825	$51,165
Geewax Terker Core Value Fund	$4,090	—	—
Quaker Fixed Income Fund	$2,833	$8,062	$23,538
     Amounts spent on behalf of each of the Funds on various items pursuant to the Plans during the fiscal year ended June 30, 2005 are as follows:
Class A Shares

		Printing &
		Mailing of				Interest,
		Prospectuses		Compensati		Carrying
		to Other	Compensation	on to	Compensation	or Other
		Than Current	to	Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges	Other*
Quaker Strategic Growth Fund	$158,581	$5030	$137,073	$1,260,228	$460,806	$15,162	$103,133
Quaker Core Equity Fund	$2,815	$89	$2,353	$23,725	$8,180	$269	$1,832
Quaker Small-Cap Growth Fund	$796	$25	$581	$1,897	$2,312	$77	$517
Quaker Capital Opportunities Fund	$6,140	$194	$13,158	$32,304	$17,.842	$587	$3,993
Quaker Biotech Pharma-Healthcare Fund	$5058	$160	$12,020	$30,401	$14,700	$484	$3,290
Quaker Small-Cap Trend Fund	$1,162	$37	$742	$26,173	$3,378	$111	$756
Quaker Mid-Cap Value Fund	$14,197	$450	$29,833	$88,039	$41,256	$1,357	$9,233
Quaker Small-Cap Value Fund	$13,851	$439	$16,260	$36,121	$40,248	$1,324	$9,008
Geewax Terker Core Value Fund	$469	$15	$1,995	$42	$1,364	$45	$305
Quaker Fixed Income Fund	$918	$32	$1,554	$2,128	$2,667	$87	$597

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities.
Class B Shares

		Printing &
		Mailing of				Interest,
		Prospectuses		Compensati		Carrying
		to Other	Compensation	on to	Compensation	or Other
		Than Current	to	Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges	Other*
Quaker Strategic Growth Fund	—	—	$39,540	—	—	—	$50,105
Quaker Core Equity Fund	—	—	$427	—	—	—	$1,280
Quaker Small-Cap Growth Fund	—	—	$292	—	—	—	$756
Quaker Capital Opportunities Fund	—	—	$3,033	—	—	—	$12,186
Quaker Biotech Pharma-Healthcare Fund	—	—	$3,568	—	—	—	$19,623
Quaker Mid-Cap Value Fund	—	—	$7,100	—	—	—	$34,013
Quaker Small-Cap Value Fund	—	—	$2,437	—	—	—	$7,939
Geewax Terker Core Value Fund	—	—	—	—	—	—	—
Quaker Fixed Income Fund	—	—	$1,990	—	—	—	$11,373

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities. Total amount is paid as debt servicing to finance Class B Shares.
Class C Shares

		Printing &
		Mailing of				Interest,
		Prospectuses		Compensati		Carrying
		to Other	Compensation	on to	Compensation	or Other
		Than Current	to	Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges	Other*
Quaker Strategic Growth Fund	—	—	$297,583	—	—	—	$258,986
Quaker Core Equity Fund	—	—	$1,871	—	—	—	$617
Quaker Small-Cap Growth Fund	—	—	$2,083	—	—	—	$613
Quaker Capital Opportunities Fund	—	—	$90,646	—	—	—	$22,201
Quaker Biotech Pharma-Healthcare Fund	—	—	$21,831	—	—	—	$24,661
Quaker Small-Cap Trend Fund	—	—	$656	—	—	—	$15,268
Quaker Mid-Cap Value Fund	—	—	$73,762	—	—	—	$56,737
Quaker Small-Cap Value Fund	—	—	$30,961	—	—	—	$26,098
Geewax Terker Core Value Fund	—	—	$889	—	—	—	—
Quaker Fixed Income Fund	—	—	$20,849	—	—	—	$4,591

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities. Total amount is paid as debt servicing to finance Class C Shares.
CUSTODIAN
     Wachovia Bank, N.A. (the “Wachovia”), located at 123 South Broad Street, Philadelphia PA 19109, serves as the custodian for each Fund’s assets. As Custodian, Wachovia acts as the depositary for each Fund’s assets, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian. For its services to the Trust, Wachovia is paid a fee based on the net asset value of each Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by Wachovia and the Trust from time to time.

     For the fiscal years ended June 30, 2005, 2004 and 2003, Wachovia was paid the following custodial fees:

Fund	2005	2004	2003
Quaker Strategic Growth Fund	$58,085	$45,282	$34,830
Quaker Core Equity Fund	$5,253	$7,795	$8,175
Quaker Small-Cap Growth Fund	$3,657	$4,162	$11,935
Quaker Capital Opportunities Fund	$9,805	$9,213	$7,575
Quaker Biotech Pharma-Healthcare Fund	$8,196	$5,193	$3,073
Quaker Small-Cap Trend Fund	$4,064	$2,318	N/A
Quaker Mid-Cap Value Fund	$20,696	$16,428	$11,870
Quaker Small-Cap Value Fund	$12,854	$10,584	$8,418
Geewax Terker Core Value Fund	$2,053	$1,797	$1,435
Quaker Fixed Income Fund	$4,531	$5,579	$4,863
TRANSFER AGENT AND ADMINISTRATION
     Citco Mutual Fund Services, Inc. (“CMFS”), 83 General Warren Blvd., Suite 200, Malvern, PA 19355, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent. CMFS is an affiliate of CMFD, which are both owned by CITCO Group. Mr. King is a minority shareholder of CMFS.
     CMFS, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Services Agreement”). CMFS maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. CMFS also acts as administrator to the Trust pursuant to a written agreement with the Trust. CMFS supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements. CMFS is responsible for:
(a)	calculating the Fund’s net asset value;

(b)	preparing and maintaining the books and accounts specified in Rules 31a-1 and 31a-2 of the 1940 Act;

(c)	preparing financial statements contained in reports to stockholders of the Fund;

(d)	preparing the Fund’s federal and state tax returns;

(e)	preparing reports and filings with the SEC;

(f)	preparing filings with state Blue Sky authorities; and

(g)	maintaining the Fund’s financial accounts and records.
     For its services to the Trust, the Trust pays CMFS an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of each business day of the month. Each Fund is charged its pro rata share of such expenses.
     For the fiscal years ended June 30, 2004 and 2003, the Funds paid to CMFS aggregate transfer agency fees of $1,180,380 and $818,852, respectively, for the transfer agency and administration services provided. For the fiscal year ended June 30, 2005, CMFS earned fees of $1,463,777 and waived $9,836 for $1,453,941. The aggregate transfer agency fees paid to CMFS also include fund accounting and administration fees.

LEGAL COUNSEL
     Stradley Ronon Stevens & Young, LLP, One Commerce Square, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102, are the independent registered public accountants for the Trust for the fiscal year ending June 30, 2005. In addition to reporting annually on the financial statements of each Fund, the Trust’s accountants will review certain filings of the SEC Trust and will prepare the Trust’s federal and state corporation tax returns.
CODES OF ETHICS
     Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act of, each Adviser/sub-adviser has adopted a Code of Ethics that applies to the personal trading activities of their employees. The Code of Ethics for each Adviser/sub-adviser establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility.
     The Codes of Ethics adopted by each Adviser/sub-adviser applies to it and its affiliates, and has been adopted by the Trust. All employees of Adviser/sub-advisers are prohibited from recommending securities transactions by the advised Fund(s) without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the advised Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under each Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the respective Adviser/sub-adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are required to pre-clear with their local compliance officer transactions involving initial public offerings or private placements which present conflicts of interest with the Funds.
     The Codes of Ethics adopted by the Adviser/sub-advisers are designed to ensure that access persons act in the interest of the Fund(s) for which they act as investment adviser with respect to any personal trading of securities. Under the Adviser’s/sub-advisers’ Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Fund(s) unless their proposed purchases are approved in advance.
     The Adviser/sub-advisers have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.
     The Funds’ principal underwriter also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.
     Copies of the Codes of Ethics are on file with and publicly available from the SEC.
PROXY VOTING POLICIES
     The Boards of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Funds to each Fund’s respective Adviser/sub-adviser in accordance with the proxy voting policies adopted by the Adviser/sub-advisers. The proxy voting policies of each Adviser/sub-adviser is attached as Exhibit A to this Statement of Additional Information. Shareholders may obtain information about how each Fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30, without charge, upon request, by calling 800-222-8888 or by accessing the SEC’s website at www.sec.gov.
REPORTS TO SHAREHOLDERS
     The fiscal year of the Trust ends on June 30. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to 83 General Warren Blvd., Suite 200, Malvern, PA 19355 or by calling 800-220-8888.
BROKERAGE ALLOCATION
     The advisory/subadvisory agreements provide that the Adviser/sub-advisers shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the respective Fund that they advise/sub-advise and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.
     Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Adviser/sub-advisers in determining the overall reasonableness of brokerage commissions.
     The Adviser and each sub-adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Trust and/or other accounts for which the Adviser/sub-adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser/sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s/sub-adviser’s overall responsibilities with respect to the Fund. In reaching such determination, the Adviser/sub-adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Adviser/sub-adviser includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.
     The Adviser/sub-adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Adviser/sub-adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser/sub-adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Certain sub-advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference in their cost in the security and its selling price, although in some instances, such sub-advisers may determine that better prices are available from non-principal market makers who are paid commissions directly. G.C.M., sub-adviser to Quaker Mid-Cap Value Fund, G.T.C., sub-adviser to Quaker Core Equity Fund, Quaker Small-Cap Growth Fund and Geewax Terker Core Value Fund, and TrendStar, sub-adviser to Quaker Small-Cap Trend Fund generally trade over-the-counter securities with non-principal market makers.
     The Adviser and one or more of the sub-advisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the sub-adviser. The Adviser/sub-adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.
     If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.
     The amount of brokerage commissions paid by each Fund during the three fiscal years ended June 30, 2005, 2004 and 2003 are set forth below:

	Total Amount of Brokerage
Name of Fund	Commissions Paid
	2005	2004		2003
Quaker Strategic Growth Fund	$2,877,281	$4,920,278		$4,513,368
Quaker Core Equity Fund	$10,250	$42,345		$74,975
Quaker Small-Cap Growth Fund	$3,942	$11,089		$26,405
Quaker Capital Opportunities Fund	$252,865	$268,547		$377,316
Quaker Biotech Pharma-Healthcare Fund	$125,326	$38,526		$14,878
Quaker Small-Cap Trend Fund	$6,884	$7,118	(1)	*
Quaker Mid-Cap Value Fund	$398,574	$126,308		$89,758
Quaker Small-Cap Value Fund	$68,000	$71,081		$52,065
Geewax Terker Core Value Fund	$1,185	$2,773		$4,729
Quaker Fixed Income Fund	**	**		**

(1)	For the period February 17, 2004 through June 30, 2004.

*	Not in operation during period.

**	No commissions paid during period.
COMMISSION RECAPTURE
     The sub-advisers maintain a commission recapture program with certain broker-dealers for Quaker Strategic Growth Fund and Quaker Mid-Cap Value Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the broker-dealer and were used to offset the respective Fund’s total expenses. Participation in the program is voluntary and the sub-advisers receive no benefit from the recaptured commissions. The following table represents the total estimated brokerage paid to brokers participating in the commission recapture program and the actual amount of commission recaptured by the respective Funds for the fiscal year ended June 30, 2005:

Fund	Commissions Paid	Commissions Recepture
Quaker Strategic Growth Fund	$926,224	$229,214
Quaker Mid-Cap Value Fund	$275,080	$101,138

AFFILIATED TRANSACTIONS
     When buying or selling securities, the sub-advisers may execute trades for a Fund with broker-dealers that are affiliated with the Trust, the Adviser, the sub-advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which is reported to and reviewed by the Board of Trustees at least quarterly.
     Mr. King, the Chief Executive Officer and Treasurer, and Trustee of the Trust, as a registered representative for Quaker Securities, Inc. (“QSI”) for a portion of the fiscal year prior to April 4, 2005 and thereafter as a registered representative at Radnor Research and Trading (“Radnor”), received a portion of the brokerage commissions paid to affiliated brokers for portfolio brokerage commissions executed on behalf of the Funds. For the fiscal year ended June 30, 2005, brokerage commissions paid to QSI for portfolio transactions executed on behalf of the Funds were $683,183, $132,637, $23,148, $760 and $40 for Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Small-Cap Value Fund and Geewax Terker Core Value Fund, respectively. For the period between April 4, 2005 to June 30, 2005, the brokerage commissions paid to Radnor for portfolio transactions executed on behalf of the Funds were $243,041, $41,276 and $275,080 for Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund and Quaker Mid-Cap Value Fund, respectively.
     For the fiscal years ended June 30, 2005, 2004, 2003, the Funds paid brokerage commissions to QSI as set forth below:

					Percentage of
				Percentage of	Fund’s
				Fund’s Total	Aggregate
				Amount of	Dollar Amount
				Brokerage	of Transactions
				Commissions	Involving
	Aggregate Dollar Amount of			Paid to	Payment of
	Fund’s Brokerage Commissions Paid			QSI &	Commissions to
Name of Fund	To QSI & Radnor			Radnor	QSI & Radnor
	2003(1)	2004(1)	2005	2005	2005
Quaker Strategic Growth Fund	$2,678,130	$1,912,248	$926,224	32.19%	33.31%
Quaker Core Equity Fund	$7,856	$9,700	**	**	**
Quaker Small-Cap Growth Fund	$826	$714	**	**	**
Quaker Capital Opportunities Fund	$227,976	$120,404	$173,913	68.78%	66.94%
Quaker Biotech Pharma-Healthcare Fund	**	$2,473	$23,148	18.47%	30.81%
Quaker Small-Cap Trend Fund	*	**	**	**	**
Quaker Mid-Cap Value Fund	**	**	$275,080	69.02%	58.68%
Quaker Small-Cap Value Fund	$420	$1,826	$760	1.12%	1.13%
Geewax Terker Core Value Fund	$4,104	$1,603	$40	3.38%	0.44%
Quaker Fixed Income Fund	**	**	**	**	**

*	Not in operation during period.

**	No commissions paid during period.

(1)	Only applicable to QSI.
SHAREHOLDER INFORMATION
     The Trust offers Class A, B, C and Institutional Class Shares. Class B Shares are only available through reinvested dividends and exchanges between the Class B Shares of other Funds. Each Class involves different sales charges, features and expenses as described more fully in the Prospectus.

PURCHASES AND SALES THROUGH BROKERS
     The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Funds’ behalf. A Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.
SALES CHARGE REDUCTIONS AND WAIVERS
     Prior to June 23, 2000, the only class of shares offered by the Funds were No-Load Class shares. Following shareholder approval on June 23, 2000, all No-Load Class shares were converted to Class A Shares on the condition that any shareholder that held such No-Load Class shares of Funds in their accounts prior to June 23, 2000, were exempt from sales charges on all future purchases of Class A Shares of those Funds in their account. However, this permanent exemption does not apply to new accounts opened after June 23, 2000 and to accounts of an otherwise exempt shareholder opened in another name. An initial sales charge is not imposed on Class B, C and Institutional Class Shares.
     Except for Quaker Fixed Income Fund, Class A Shares of all other Funds are offered subject to the following sales charge schedule:

			Amount Reallowed to
	Sales Load (as % of	Sales Load (as % of Net	Dealers (as % of
Purchase Amount	Offering Price)	Amount Invested)	Offering Price)

up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	1.00%	1.01%	0.75%
     Class A Shares of Quaker Fixed Income Fund are offered subject to the following sales charge schedule:

			Amount Reallowed to
	Sales Load (as % of	Sales Load (as % of Net	Dealers (as % of
Purchase Amount	Offering Price)	Amount Invested)	Offering Price)

up to $99,999	4.25%	4.44%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	1.00%	1.01%	0.75%
     Waivers of Front-End Sales Charges. Class A Shares Front-End Sales Charge Waivers. Front-end sales charges will not apply to purchases of Class A Shares by or through:
     1. Employees and employee related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust.

     2. Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.
     3. Qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participants initial assets into the Funds, in the aggregate.
     4. Fee-based Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.
     5. Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with CMFD (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.
     6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with CMFD (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.
     7. Insurance company separate accounts.
     8. Reinvestment of capital gains distributions and dividends.
     9. College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with CMFD or any of its affiliates to perform advisory or administrative services.
     10. Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.
     11. Organizations described in Section 501(c)(3) of the Internal Revenue Code.
     12. Charitable remainder trusts.
     13. Certain tax qualified plans of administrators who have entered into a service agreement with CMFD or the Fund.
     14. Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.
     Contingent Deferred Sales Charge Waivers. A Contingent Deferred Sales Charge (“CDSC”) is imposed on Class B and Class C Shares as disclosed in the current Prospectus. However, a CDSC will not be imposed on: (i) Class B Shares redeemed after 7 years from purchase; Class C Shares redeemed after thirteen (13) months from purchase; (ii) the increase in the net asset value of the shares above the original costs of the shares redeemed; or (iii) shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other Funds offered by the Trust. Moreover, in determining whether a CDSC is applicable, it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.
     In addition, the CDSC, if otherwise applicable, will be waived for Class B Shares in the case of:
     (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section

403(b)(7) (“403(b) Custodial Account”) of the Internal Revenue Code, provided in either case that the redemption is requested within one year of the death or initial determination of disability;
     (2) redemptions in connection with minimum required distributions from a qualified corporate or self-employed retirement plan following retirement or attainment of age 70 1/2, or from an IRA or 403(b) Custodial Account following attainment of age 59 1/2, but only with respect to that portion of the minimum distribution which bears the same relation to the entire mandatory distribution as the shares of each class bear to the total assets in the plan;
     (3) redemptions under the Systematic Withdrawal Plan, subject to a maximum of 10% per year of the account balance, and further subject to a minimum balance of $10,000 at the beginning of the Systemic Withdrawal Plan;
     (4) pursuant to the right of the Trust to liquidate a shareholder’s account; and
     (5) in connection with exchanges for shares of the same class of another Fund offered by the Trust.
     With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term “distribution” does not encompass direct transfer of IRA, 403(b) Custodial Accounts or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder’s entitlement.
CONVERSION FEATURE
     Class B Shares are sold at net asset value without an initial sales charge so that the full amount of an investor’s purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on Class B Shares redeemed within seven years after purchase. Class B Shares will convert automatically into Class A Shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, which is normally after seven (7) years. The recovery of the economic equivalent of a 5.00% sales charge may take longer than seven (7) years in the event of adverse market conditions. In such event, the Class B Shares would continue to be subject to Class B 12b-1 fees until the sales charge is recovered.
     Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that: (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A Shares received on conversion will have a basis equal to the shareholder’s basis in the converted Class B Shares immediately prior to the conversion, and (iii) Class A Shares received on conversion will have a holding period that includes the holding period of the converted Class B Shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B Shares would continue to be subject to Class B 12b-1 fees.
REDEEMING SHARES
     Redemptions of each Fund’s shares will be made at net asset value (“NAV”) less any applicable CDSC. Each Fund’s NAV is determined on days on which the New York Stock Exchange (“NYSE”) is open for trading, as discussed further below.
     Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.
NET ASSET VALUE, DIVIDENDS AND TAXES
     Net Asset Value. Each Fund determines its net asset value each day the NYSE is open for trading. The NYSE is closed on the following holidays, in addition to Saturdays and Sundays: New Year’s Day, President’s Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
     Portfolio securities, including ADR’s and options, which are traded on stock exchanges will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on The Nasdaq Stock Market (“Nasdaq”) are normally valued at the Nasdaq Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.
     Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which (i) the NYSE is closed (other than for customary weekend and holiday closings), (ii) trading on the NYSE is restricted, (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.
     Distributions of Net Investment Income. The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividends) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.
     Distributions of Capital Gains. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.
     Effect of Foreign Withholding Taxes. The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you.
     Use of foreign dividends. Foreign dividends designated by a Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.
     Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable Distributions declared by a Fund in December, but paid in January, are taxable to you as if they were paid in December.
     Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income to the extent of such Fund’s earnings and profits.
     Excise Tax Distribution Requirements. To avoid federal excise taxes, the Internal Revenue Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.
     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in-kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.
     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
     Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
     Deferral of basis. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:
     IF:
•	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•	You sell some or all of your original shares within 90 days of their purchase, and

•	You reinvest the sales proceeds in the Fund or in another Fund of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;
     THEN:
In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on Fund investments in other certain obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.
     Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.
     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.
     After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.
     Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
     Investment in Complex Securities. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund. For example:
     Derivatives. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.
     Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.
     Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
     Backup Withholding. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).
     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.
     Non-U.S. Investors. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
     In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.
     Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.
     Interest-Related Dividends. Also, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.
     Disposition of a U.S. Real Property Interest. In addition, the Funds may invest in securities of corporations or real estate investment trusts (REITs) that invest in real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRTPA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, or receives a distribution from the gain on the sale of a U.S. real property interest realized on one of its investments, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.
     Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.
     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.
     U.S Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.
     This discussion of “Net Asset Value, Dividends And Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.
PERFORMANCE INFORMATION
     From time to time the Funds may quote total return figures. “Total Return” for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.
     Average Annual Total Return is computed as follows: P(1+T)[n] = ERV
          Where:
               P = a hypothetical initial investment of $1000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of shares at the end of the period
     Each Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The yield of Quaker Fixed Income Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:
Yield =2[(A – B/CD + 1)6-1]
     Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals the average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.
     In sales literature, a Fund’s performance may be compared with that of market indices and other mutual funds. In addition to the above computations, a Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.
DESCRIPTION OF SHARES
     The Trust is an unincorporated business trust that was organized under The Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments. The Trust presently has ten (10) series portfolios, each of which offers one or more classes of shares. Each of the Funds is diversified, within the meaning of the 1940 Act, except for the Quaker Biotech Pharma-Healthcare Fund and the Quaker Capital Opportunities Fund, which are non-diversified. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.
     Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The Funds do not generally issue certificates for shares purchased.
     Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16 (c) of the 1940 Act were applicable.
     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

     Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Funds’ assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.
FINANCIAL STATEMENTS
     The audited financial statements of each Fund for the fiscal year ended June 30, 2005 and the reports of the Funds’ independent registered public accounting firm in connection therewith are included in the 2005 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.

EXHIBIT A
Quaker Funds, Inc.
Proxy Voting Policy and Procedures
GENERAL
     Quaker Funds, Inc. (the “Adviser”) has adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 206(4)-6 and Rule 204-2 of the Investment Advisers Act of 1940, as amended (the “Rule”) with respect to voting proxies relating to portfolio securities held by Quaker Investment Trust’s (the “Company”) investment portfolios (“Funds”).
     The Adviser recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, the Adviser believes that each Fund’s portfolio investment sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.
     Consequently, it is the policy of the Adviser to delegate proxy voting responsibilities to each of the sub-advisers retained by the Adviser to provide investment advisory services to a Fund (each a “Sub-Adviser”), subject to the Adviser’s and the Company’s Board of Trustees continuing oversight. The Sub-Adviser to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
     If the Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule, that sub-adviser will be required to follow the Company’s Proxy Voting Policies and Procedures which are attached hereto as Appendix A.
PROXY OVERSIGHT COMMITTEE
     The Adviser has established a Proxy Oversight Committee (the “Committee”) to oversee the proxy voting process. The Committee consists of Adviser’s Chief Executive Officer and ___. The Committee is responsible for (i) designing and reviewing from time to time the Policies and Procedures, (ii) reviewing the proxy voting policies and procedures of any Sub-Adviser that manages a Fund, and (iii) reviewing and addressing all instances where the Chief Executive Officer identifies material conflicts of interest in the context of voting proxies.
GENERAL PROXY VOTING GUIDELINES
     The Adviser will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when the Adviser determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if the Adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.
     In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.
     The Adviser’s general guidelines as they relate to voting certain common proxy proposals are described below.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For

Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case
     The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.
CONFLICTS OF INTEREST
     The Adviser recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A “conflict of interest” shall be deemed to occur when the Adviser or an affiliated person of the Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

     Since under normal circumstances the Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, the Adviser itself will not have a conflict of interest with Fund shareholders in the voting of proxies. The Adviser expects each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Sub-Adviser may have.
     In the event that a Sub-Adviser defers to the Adviser to vote a client proxy, the Chief Executive Officer of the Adviser shall vote such proxy in accordance with these Policies and Procedures. If the Chief Executive Officer determines that the Adviser has a material conflict of interest respecting a proxy vote, then the Chief Executive Officer shall notify the Committee and shall vote the proxy in accordance with the direction received by the Committee.
RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS
•	At least annually, each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Adviser its policies, procedures and other guidelines for voting proxies. In addition, the Sub-Adviser shall notify the Adviser promptly of material changes to any of these documents.

•	At least quarterly, each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Adviser a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 8 hereof). With respect to those proxies that the Sub-Adviser has identified as involving a material conflict of interest, the Sub-Adviser shall submit a separate report to the Adviser indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Sub-Adviser or an affiliated person of the Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund which may compromise the Sub-Adviser’s independence of judgment and action in voting the proxy.

•	In the event a Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide the Adviser with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Adviser in a letter to the Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Sub-Adviser contract renewal and shall be a factor under consideration during the renewal process.
REVOCATION OF AUTHORITY TO VOTE
     The delegation by the Adviser of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Adviser, in whole or in part, at any time.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES AND RECORD
     The Adviser will fully comply with all applicable disclosure obligations under the Rule. The Adviser’s Form ADV will include a description of these Policies and Procedures, and upon request, the Adviser will provide to clients a copy of the complete Policies and Procedures. The Adviser will also provide to clients, upon request, information on how their securities were voted.
MAINTENANCE OF PROXY VOTING RECORDS
     The Adviser will maintain all appropriate records related to the voting of proxies held in a Fund as required by the Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy.
     In addition, the Adviser will maintain (i) these Policies and Procedures, (ii) records of written client requests for voting information, and (iii) records of written responses from the Adviser to both written and verbal requests.
     Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.
REVIEW OF PROXY VOTING POLICIES AND PROCEDURES
     The Committee shall review these Policies and Procedures as well as the proxy voting guidelines of the Sub-Advisers at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.
Dated: September __, 2003

DG Capital Management, Inc.
Proxy Voting Policies and Procedures
I. INTRODUCTION
     Unless otherwise specifically directed by a client in writing, we are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.
II. STATEMENTS OF POLICIES AND PROCEDURES
A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

B.	Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:
1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

2.	We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.	We may engage an independent third-party to determine how the proxy should be voted; or

4.	We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.
C.	Limitations on Our Responsibilities
1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.
a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.
4.	Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.
D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.
III. PROXY GUIDELINES
     The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.
A.	Annual Election of Directors
          DG Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:
•	Election of directors based upon classes or staggered terms tends to entrench present management;

•	Staggered terms for directors tend to make the company and management less responsible to shareholder interest; and

•	Staggered terms might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholder’s investment.
B.	Board of Directors
          DG Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:
•	Independence is necessary for the effective functioning of the board and its committees.
          DG Capital is in favor of directors being compensated reasonably for performance in cash or equity. DG Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:
•	Helps to ensure that a director’s interest is aligned with shareholders and may increase sensitivity to shareholder concerns; and

•	Pension and benefit programs may compromise the independence of directors.
C.	Confidential Voting
          DG Capital supports a system of confidential voting for the following reasons:
•	Ensures confidentiality;

•	Promotes corporate democracy and the integrity of the proxy system; and

•	Avoids potential for coercion or improper influence.
D.	Cumulative Voting
          DG Capital supports cumulative voting for the following reasons:
•	Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

•	Conventional voting may discourage the accumulation of large minority shareholding, and, therefore, may be considered an anti-takeover measure; and

•	Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.
E.	Executive Compensation
•	DG Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

•	DG Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

•	DG Capital supports stock-based compensation plans which are broad-based.

•	DG Capital does not support narrowly based plans with large dilution (more than 10%).

•	DG Capital does not support replacement or repricing of “underwater” stock options.

•	DG Capital supports shareholder proposals that link executive compensation to the company’s achievement of long term performance goals.
F.	Golden-Parachute Payments
          DG Capital does not support the compensation agreement known as golden parachutes for the following reasons:
•	Tax penalties are imposed on corporations that award excess parachute payments and executives who receive such payments; and

•	Excessive exit payments come at the expense of shareholders’ net worth and represents a waste of corporate assets.
G.	Placement of Securities
          DG Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:
•	By the placement of a large amount of voting stock in “friendly hands,” management may effectively block shifts in control of the company;

•	Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders’ investment; and

•	Shareholders should be given a voice in matters involving control of a company.
H.	“Poison Pill” Amendments or Proposals
          DG Capital believes that “poison pill” amendments to a company’s by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:
•	Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

•	Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

•	Poison pills seem to have no utility except to discourage third-party bids for a company’s stock; and

•	Many aspects of poison pills are discriminatory (e.g., triggered dividends or distributions usually exclude the new large shareholder).
I.	Solicitation of Political Contributions
          DG Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:
•	Solicitation by management for political contributions may intimidate, threaten, or compromise employees and their beliefs;

•	Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

•	Solicitation by management may expose a company to litigation and diminish shareholder value.
J.	Stock with Disproportionate Voting Rights
          DG Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:
•	Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

•	Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

•	Stock with unequal voting rights violates the concept of shareholders’ or corporate democracy; and

•	Stock with unequal voting rights could be viewed as an anti-takeover measure and therefore, may potentially diminish the value of shareholders’ investment.

K.	Stock Ownership for Directors
          DG Capital favors requiring directors to own some amount, however modest, of their company’s stock for the following reasons:
•	Helps to ensure that a director’s interests coincide with the company’s shareholders; and

•	May increase management’s sensitivity and responsiveness to shareholder concerns.
L.	Corporate/Social Responsibility
          DG Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, DG Capital would generally support shareholder proposals that have a positive impact upon these issues.
Version: July 6, 2003

PROXY VOTING POLICY & GUIDELINES
for
Geewax, Terker & Company
In general, we strive to improve corporate governance to protect and enhance shareholder value, to enhance the accountability of management to shareholders and encourage cooperation between management and shareholders.
GENERAL GUIDELINES
We generally vote with management, except cases in which such a vote would be contrary to the enhancement of shareholder value.
     For example, we vote for shareholder proposals asking that a company redeem its poison pill or submit it for shareholder ratification. Poison pills generally take the form of rights or warrants issued to shareholders and are worthless unless they are triggered by a hostile acquisition attempt.
     The triggering event can either transfer shareholder wealth out of the target company or dilute the equity holdings of the potential acquirer’s pre-existing shareholders. In the event of an unwanted control contest a poison pill provides the target’s board with veto power over takeover bids even if such bids are in the best interests of the target shareholders.
     All poison pills raise questions of shareholder democracy and the sturdiness of the corporate governance process. They amount to actual shifts of voting rights away from shareholders and to management on matters pertaining to the sale of the company. Because poison pills are implemented as warrants or rights offerings, they can be put in place without shareholder voting approval.
     The power of redemption is the crucial issue for shareholders because courts have allowed target company boards great leeway in deciding when a pill must be redeemed, even in the event of bona fide offers.
We vote against all proposals that indicate they could be anti-takeover.
     Some examples include increasing the number of outstanding shares, fair price requirements, supermajority provisions and permitting the board to consider the interests of all stakeholders.
On issues concerning the board of directors, employees and corporate elections, we vote for the election of nominees and approval of independent accountants. We vote against classification of the board, staggered terms and size qualifications. We generally vote with management on proposals concerning stock option and incentive plans unless the proposal indicates a reduction of minimum option price, allocated shares total more than 15% of outstanding shares or gift of stock to non-employee directors.
We vote for shareholder proposals that are directed towards enhancing the accountability of management to shareholders.
     For example, we vote for shareholder resolutions requesting that a company provide for confidential voting procedures. Confidential voting means that all proxies, ballots and voting tabulations that identify individual shareholders are kept confidential. Only the vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are told only of vote totals.
     We favor confidential voting because we share the view that the shareholder franchise is the basic tool of corporate accountability. In order for it to work effectively, shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposals by providing management the opportunity to influence the vote outcome. Closed voting, on the other hand, eliminates management’s ability to pinpoint anti-management votes; management could, however, still contact all its shareholders on a broad basis if it wishes.
We generally vote with management on shareholder proposals that are social, environmental or political in nature. On “social issues” we will vote to uphold the human rights issue, unless economic consideration would suggest otherwise.
     We vote with management on issues in which social, moral or ethical motivations are put ahead of or on par with financial concerns. Generally, the proposals border on operational decisions best left to management. Some examples include proposals related to US corporate presence in South Africa and Northern Ireland, toxic waste, nuclear plants, defense weapons, abortion, infant formula, animal testing, business with communist countries and environmental concerns.
Ratification of mergers and acquisitions are voted on a case by case basis.

MGMT - S/H ISSUE	DESCRIPTION	VOTE*

BOARD OF DIRECTORS
MGMT	Election of directors.	F
S/H	Annual election of directors.	F
MGMT	Limit liability and indemnify directors.	F
MGMT	Classification of board.	A
MGMT	Staggered terms for directors.	A
MGMT	Fix number of directors.	A
S/H	Require minimum number of shares to be owned in order to serve as a director.	M
S/H	Require specified number, or increase frequency of meetings for audit committee.	A
	Misc. proposals	C

OUTSTANDING SHARES
MGMT	Increase authorized common and/or preferred stock with no indication that such an increase could be anti-takeover.	F
MGMT	Increase number of shares of common stock which may be issued upon exercise of options granted.	F
MGMT	Increase authorized common and/or preferred stock indicating that such an increase could be anti-takeover.	A
MGMT	Increase of authorized common and/or preferred stock exceeds 125%.	A
	Misc. proposals	C

STOCK OPTION & INCENTIVE PLANS
MGMT	Restricted stock plans to key employees.	C
MGMT	Employee stock option plans.	C
MGMT	Long-term incentive plans.	C
MGMT	Increase shares [not to exceed 15% of outstanding shares].	C
MGMT	Amendments to stock option and incentive plans.	C
MGMT	Stock option plans for non-employee directors.	C

*	VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

MGMT - S/H ISSUE	DESCRIPTION	VOTE*

STOCK OPTION & INCENTIVE PLANS, CONTINUED
MGMT	Stock grant/award [gift of stock] to non-employee directors.	A
MGMT	Reduction of minimum option price.	A
[less than 85% of fair market value]
MGMT	Payments to optionees upon exercise of certain rights.	A
MGMT	Bonus/Incentive plans when dividend payments have been suspended.	A
MGMT	Bonus/Incentive plans not based on performance.	A
	Misc. proposals	C

VOTING ISSUES & ANNUAL MEETINGS
S/H	Provide for confidential voting procedures.	F
S/H	Provide for cumulative voting procedures.	F
S/H	Provision specifying quorum for shareholder meetings.	F
MGMT	Require advance notice of shareholder nominations for directors.	A
MGMT	Require advance notice of shareholder proposals for annual meeting.	A
MGMT	Eliminate shareholder action by written consent.	A
S/H	Improved shareholder access to proxy.	M
S/H	Provide annual notices to shareholders to make proposals.	M
S/H	Change annual meeting date and/or place.	M
	Misc. proposals	C

MERGERS & ACQUISITIONS
MGMT	Ratification of mergers.	C
S/H	Pre-emptive Rights.	F
S/H	“Opt-out” of anti-takeover laws.	F
S/H	Redeem or submit Poison Pill to shareholder vote.	F
MGMT	Ratify Poison Pill [Shareholder Rights Plan].	A
MGMT	Greenmail.	A
MGMT	Supermajority.	A
MGMT	Fair Price Requirement.	A

*	VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

MGMT - S/H ISSUE	DESCRIPTION	VOTE*

MERGERS & ACQUISITIONS, CONTINUED
MGMT	Permit board to consider “all” factors including employees, community, creditors, etc., regarding mergers and acquisitions — considered to be anti-takeover.	A
MGMT	Golden Parachute Awards.	A
[Compensation paid to directors, officers and employees contingent upon merger or acquisition]
	Misc. proposals	C

SOCIAL & ENVIRONMENTAL ISSUES
S/H	Withdrawal from or terminate economic relations with South Africa.	M
S/H	Withdrawal from or terminate economic relations with South Africa pertaining to Endowment accounts.	F
S/H	Implement “MacBride Principles” — non-discrimination in Northern Ireland.	M
S/H	Non-discrimination in Northern Ireland if non-economic.	F
S/H	Provide aid to former USSR.	M
S/H	Implement “Slepak Principles” — non-discrimination, etc. in former USSR.	M
S/H	Conduct in-depth review and report to shareholders on business operations in South Africa, Northern Ireland and/or former USSR.	M
S/H	Submit report to shareholders on environmental objectives regarding nuclear power, toxic waste, pollution, etc., and/or objectives regarding tobacco, space weapons, affirmative action, factory farming, alternatives to animal testing, etc.	M
S/H	Adopt and/or become a signatory to the “Ceres Principles”.	M
S/H	Seek alternatives to animal testing.	M
S/H	Limit and/or prohibit certain charitable contributions.	M
S/H	Review promotional practices.	M
	Misc. proposals	C

ECONOMIC & POLITICAL ISSUES
MGMT	Economic Conversion.	A
MGMT	Political Action Committees.	A

*	VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

MGMT - S/H ISSUE	DESCRIPTION	VOTE*

ECONOMIC & POLITICAL ISSUES, CONTINUED
S/H	Restrict political activities of company regarding candidates.	A
S/H	Disclosure of prior government service of officers and directors.	A
S/H	Review and report to shareholders criteria for accepting military contracts, dependency on military contracts and/or ability to convert to civilian production.	M
	Misc. proposals	C

MISC. COMPANY ISSUES
MGMT	Approval of independent accountants/auditors.	F
MGMT	Recapitalization.	F
MGMT	Change name of company.	F
MGMT	Disclosure of compensation and/or salaries of officers and directors.	A
MGMT	Allow shareholder approval of independent accountants/auditors.	M
MGMT	Permit incorporation in a certain state.	M
S/H	Reincorporate out of a certain state [e.g. due to anti-takeover laws].	F
	Misc. proposals	C

*	VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

Knott Capital Management
Proxy Voting Summary
Knott Capital Management (“KCM”) takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.
A Proxy Committee, including executive, investment, and compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures periodically and makes such changes as it believes are necessary.
We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.
The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our client’s best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.
To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.
We maintain proxy voting records for all accounts and make these records available to clients at their request.
I. External Auditor
A. Auditors
Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
II. Board of Directors
A. Director Nominees
Votes on director nominees are evaluated based on the following criteria (and any others that may be deemed relevant to KCM):
•	Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

•	Executive Compensation

•	Director Compensation

•	Corporate Governance Provisions and Takeover Activity

•	Criminal Activity

•	Investment in the Company

•	Interlocking Directorships

•	Inside, Outside, and Independent Directors Board Composition

•	Number of Other Board Seats

•	Any problems or issues that arose on Other Board assignments

•	Support of majority-supported shareholder proposals.

•	Number of Other Board Seats

•	Any problems or issues that arose on Other Board assignments

•	Support of majority-supported shareholder proposals.
B. Director Indemnification and Liability Protection
     1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with the proposal.
     2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.
     3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.
     4. Vote for only those proposals providing such expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director’s legal expenses would be covered.
C. Director Duties and Stakeholder Laws
Vote against management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.
D. Director Nominations
Vote for shareholder proposals asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management’s director nominees, and/or to nominate and discuss shareholder nominees to the board.
E. Inside Versus Independent Directors
     1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with the
     2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F. Stock Ownership Requirements
Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
G. Term of Office
Vote against proposals to limit the tenure of outside directors.
III. Proxy Contests and Corporate Defenses
A. Proxy Contests for Board Seats
All votes in a contested election of directors are normally voted in accordance with the analysis
B. Classified Boards
     1. Vote against proposals to classify the board.
     2. Vote for proposals to repeal a classified board, and to elect all directors annually.
C. Cumulative Voting
     1. Vote for proposals to permit cumulative voting in the election of directors.
     2. Vote against proposals to eliminate cumulative voting in the election of directors.
D. Director Nominations
     Vote against management proposals to limit shareholders’ ability to nominate directors.
E. Shareholders’ Right to Call Special Meetings
     1. Vote against management proposals to restrict or prohibit shareholders’ ability to call special meetings.
     2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.
F. Shareholder Action by Written Consent
     1. Vote against management proposals to restrict or prohibit shareholders’ ability to take action by written consent.
     2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.
G. Size of the Board
     1. Vote for proposals that seek to fix the size of the Board.
     2. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.
H. Shareholders’ Ability to Remove Directors

     1. Vote against proposals that state directors may be removed only for cause.
     2. Vote for proposals to restore shareholder ability to remove directors with or without cause.
     3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
     3. Vote for proposals that permit shareholders to elect directors to fill board vacancies.
IV. Tender Offers and Corporate Defenses
A. Fair Price Provisions
     1. Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.
     2. Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.
B. Greenmail
     1. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
     2. Vote in accordance with the on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
     3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.
C. Poison Pills
     1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.
     2. Shareholder proposals to redeem a company’s poison pill are normally voted in accordance with the
     3. Management proposals to ratify a poison pill are normally voted in accordance with the on each individual proposal.
D. Stakeholder Provisions
     Vote against management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.
E. Super-majority Vote Requirement to Approve Mergers
     1. Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.
     2. Vote against management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations.
F. Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws
     1. Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

     2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.
G. Unequal Voting Rights
     Vote against proposals for dual class exchange offers and dual class recapitalizations.
H. Existing Dual Class Companies
     1. Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.
     2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.
I. White Squire Placements
Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).
V. Miscellaneous Corporate Governance Provisions
A. Abstention Votes
Vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting, unless that consideration is required by state law.
B. Annual Meetings
     1. Vote for management proposals asking for authority to vote at the meeting for “other matters” not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.
     2. Vote against shareholder proposals to rotate the time or place of annual meetings.
D. Confidential Voting and Independent Tabulation and Inspections
Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.
D. Equal Access
Vote for shareholder proposals to allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.
E. Bundled Proposals
Bundled or “conditioned” proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).
F. Shareholder Advisory Committee

     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with the proposal.
     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with the proposal.
G. Disclosure Proposals
Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with the proposal.
H. Conflict of Interest
When facing conflicts between our interests and the interests of our clients, KCM will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, KCM must exercise caution to ensure our clients’ interests are not compromised.
We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:
     (i) identify any situation where we do not intend to vote in accordance with our normal policy on any issue;
     (ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;
     (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);
     (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.
     (v) pursuant to the request of the Board of Trustees of the Penn Street Fund, KCM will report to the Board any conflict of interest matter and how the Committee resolved it.
The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.
VI. Capital Structure
A. Common Stock Authorization
     1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with the proposal.
     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with the proposal.
Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.
B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.
D. Blank Check Preferred Stock
     1. Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.
     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with the proposal.
     3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.
     4. Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
E. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock.
F. Preemptive Rights
Proposals to provide shareholders with preemptive rights are normally voted in accordance with the proposal.
G. Debt Restructuring
Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with the proposal.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VII. Executive Compensation/Employee Consideration
A. Incentive Plans
All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with the proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by ISS or Knott Capital):
•	Necessity

•	Reasonableness Test

•	Participation

•	Dilution

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Company specific dilution cap calculated

•	Present Value of all incentives, derivative awards, cash/bonus compensation

•	Shareholder wealth transfer (dollar amount of shareholders’ equity paid it’s executives)

•	Voting power dilution — Potential percent reduction in relative voting power

•	Criteria for awarding grants

•	Process for determining pay levels
B. Shareholder Proposals to Limit Executive and Director Compensation
     1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.
     2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with the proposal.
C. Golden Parachutes
     1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with the proposal.
D. Employee Stock Ownership Plans (ESOP)
     1. Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).
     2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with the proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):
•	Reasonableness Test

•	Participation

•	Administration

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Dilution
E. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
F. Discounted Options/Restricted Stock
Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with the proposal.)
G. Pension Fund Credits
Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.
VIII. State of Incorporation
A. Re-Incorporation Proposals
Proposals to change a corporation’s state of incorporation are normally voted in accordance with the proposal.
B. State Takeover Statutes
Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with the proposal.
C. State Fair Price Provisions
Proposals to opt out of S.F.P’s are normally voted in accordance with the proposal.
D. Stakeholder Laws
Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).
E. Disgorgement Provisions
Proposals to opt out of disgorgement provisions are normally voted in accordance with the proposal.
IX. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions are normally voted in accordance with the proposal. The voting decision depends on a number of factors, including:
•	Anticipated financial and operating benefits

•	Offer price (cost vs. premium)

•	Prospects of the combined companies

•	How the deal was negotiated

•	Changes in corporate governance and their impact on shareholder rights

•	Other pertinent factors discussed below.

B. Corporate Restructurings
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with the proposal.
C. Spin-Offs
Votes on spin-offs are normally voted in accordance with the proposal, considering
•	The tax and regulatory advantages

•	Planned use of the sale proceeds

•	Market focus

•	Managerial incentives.
D. Asset Sales
Votes on asset sales are normally voted in accordance with the proposal, considering
•	The impact on the balance sheet/working capital

•	The value received for the asset

•	The potential elimination of diseconomies.
E. Liquidations
Votes on liquidations normally voted in accordance with the proposal, after reviewing
•	Management’s efforts to pursue other alternatives

•	The appraisal value of the assets

•	The compensation plan for executives managing the liquidation.
F. Rights of Appraisal
Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.
G. Changing Corporate Name
Vote for changing the corporate name.
X. Social Issues Proposals
A. Social Issues Proposals
Vote to abstain on social issue proposals, unless the proposal is likely to affect shareholder value. If so, the issue is normally voted in accordance with the proposal, which is based on expected effect on shareholder value, and then voted accordingly.
Generally, vote for disclosure reports that seek additional information.
XI. Proxies Not Voted
A. Shares Out on Loan
Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B. Share-Blocking
Proxies are not voted for countries with “share-blocking”, generally, voting would restrict ability to sell shares. A list of countries with “share-blocking” is available upon request.
C. Other
There may be circumstances, such as costs or other factors, where KCM would in its reasonable discretion refrain from voting proxy shares.

SECTORAL ASSET MANAGEMENT, INC.
          L. PROXY VOTING POLICIES AND PROCEDURES
     1. Introduction
Rule 206(4)-6 under the Advisers Act requires an adviser with voting responsibilities for its client’s securities to comply with the following responsibilities:
1.	Policies must be in writing;

2.	Policies must describe how the adviser addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

3.	Policies must describe how the adviser resolves those conflicts in the interest of clients;

4.	An adviser must disclose to clients how they can obtain information from the adviser on how the adviser voted their proxies; however, a client is only entitled to know how the adviser voted that client’s proxies and not those of other clients;

5.	An adviser must describe its proxy voting procedures to clients and furnish clients a copy of the voting procedures upon request; and

6.	An adviser must keep the following records for five years, the first two years in an appropriate office of the adviser:
a.	Copies of its proxy voting policies and procedures;

b.	Copies of each proxy statement received;

c.	Records of votes cast;

d.	Records of all communications received whether oral or written;

e.	Internal documents created that were material to the voting decision; and

f.	A record of each client request for proxy voting records (including the date of the request, the name of the client and date of the response) and the advisers response.
7.	An adviser must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;

8.	In voting proxies, an adviser must act prudently and solely in the interest of clients.
     2. Proxy Voting Authority
Unless otherwise specifically directed by a client in writing, we are responsible for the voting of all proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

1.	Statements of Policies and Procedures
A.	Policy Statement. The Advisers Act requires us, at all times, to act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. This reflects the basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations.

B.	Conflicts of Interest. We have established the following policies to prevent the occurrence of a conflict of interest:
1.	We do not manage any pension plan of companies in which we invest.

2.	Neither we nor our affiliates offer any other services than investment advisory.

3.	Our officers do not participate on the board of any company in which we could invest (i.e., in the healthcare or biotechnology industry). Insofar as one of our external directors is a member of a board of a company in our universe, we will not invest in that company.

4.	We offer the option to our clients to vote or not their proxies.

5.	As described below we have delegated the voting of proxies to a third party.

6.	If a client wishes to intervene in the proxy voting process, they are free to do so.
Although we believe the above measures will largely prevent the occurrence of material conflicts of interest, we acknowledge that other conflicts of interest may arise from time to time and we take additional measures to address those conflicts. Specifically, we review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients and our interests (including those of our affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a “potential conflict”). We perform this assessment on a proposal-by-proposal basis. A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, we shall promptly report the matter to Jérôme Pfund (the “Compliance Officer”). The Compliance Officer shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Compliance Officer may determine that we resolve a potential conflict in any of the following manners:
1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on our part;

2.	We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.	We may engage an independent third-party to determine how the proxy should be voted; or
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities.
1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision will take into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.
a.	Client Guidelines. We vote a client’s proxies in accordance with the client’s investment guidelines.

b.	Mutual Funds. We vote proxies of our mutual fund clients, if any, subject to the funds’ applicable investment restrictions.

c.	ERISA Accounts. We vote proxies of our ERISA clients, if any, in accordance with our duty of loyalty and prudence, in compliance with the plan documents, as well as our duty to avoid prohibited transactions.
4.	Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian of the client’s account automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Our policy is generally to vote all shares in shareblocking countries unless, in our experience, trade settlement would be unduly restricted.

5.	Securities on Loan. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client’s custodian bank in advance of the voting deadline. To the extent a client loans securities consistent with its guidelines, we are not required to vote securities on loan unless we have knowledge of a material voting event that could affect the value of the loaned securities. In this event, we may, in our sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

6.	Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy

Voting Policies and Procedures. We will follow any such written direction for proxies after our receipt of such written direction.
D.	Disclosure. A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their portfolio manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their portfolio manager.

F.	Delegation. As described in Item 5 below, we have delegated certain of our responsibilities under these Proxy Voting Policies and Procedures to a third party, Institutional Shareholder Services (“ISS”), but we have retained final authority and fiduciary responsibility for proxy voting and we will monitor ISS’s compliance with these Proxy Voting Policies and Procedures.
4.	Administration of Policies and Procedures
A.	Compliance Officer. The Compliance Officer is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Compliance Officer also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Compliance Officer sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund. The ultimate responsibility for proxy voting stays with the Chief Investment Officer.

B.	Investment Support Group. The Investment Support Group (“Investment Support Group”) of ISS is responsible for administering the proxy voting process as set forth in the Policies and Procedures. ISS shall be responsible for analyzing, voting and keeping records of all proxy ballots on our behalf under the contact entered into between Fairvest and Sectoral Asset Management on July 3, 2003. ISS shall vote in accordance with the guidelines agreed upon between ISS and Sectoral Asset Management.

C.	Proxy Administrator. The Investment Support Group of ISS will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.
5.	How Proxies are Reviewed, Processed and Voted
In order to facilitate the proxy voting process, we have retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While we rely upon ISS research in establishing our proxy voting guidelines, and many of our guidelines are consistent with ISS positions, we may deviate from ISS recommendations on general policy issues or specific proxy proposals. A summary of the proxy voting guidelines, prepared by ISS and agreed upon by us, is available to our clients on request.
A.	Vote Execution and Monitoring of Voting Process. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to us indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Fund has not yet been recorded in the computer system. The custodians of the clients who have delegated the proxy voting authority to us shall forward all ballots to ISS. To ensure that the custodians forward all ballots to ISS, we shall send a holdings report to ISS at the end of every month. ISS shall analyze each matter coming up for shareholder vote and shall decide and vote on the same. We can view this decision via an electronic link to ISS. If a portfolio manager wishes to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile. ISS shall also keep a record of all proxies voted on our behalf.

B.	Monitoring and Resolving Conflicts of Interest. We are also responsible for monitoring and resolving possible material conflicts between our interests and those of our clients with respect to proxy voting. Application of our guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by us using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with our guidelines, together with the Proxy Administrator, we will review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. We also assesses whether any business or other relationships between us and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Compliance Officer for immediate resolution.
6.	Reporting and Record Retention
Vote Summary Reports will be generated for each client that requests us to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.
The Adviser retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document material to a proxy voting decision such as our voting guidelines, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

PROXY VOTING POLICY
of
TRENDSTAR ADVISORS, LLC
PREFACE
     TrendStar Advisors, LLC (the “Advisor”, “us” or “we”) is registered with the Securities and Exchange Commission ( the Commission”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and offers investment management and advisory services to individual separate accounts and open-end management investment companies.
     An important part of our overall responsibility for managing our client portfolios is responsibility for voting proxies related to the securities held in such portfolios. We have designed this Proxy Voting Policy (the “Policy”) to reflect our commitment to vote all proxies in a manner consistent with the best interests of our clients. As a registered investment advisory firm, we are aware of and fully committed to fulfilling our fiduciary duties of care and loyalty in servicing our clients. Accordingly, we will diligently monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues, and we will vote such proxies in a manner designed to promote our clients’ best interests, consistent with this Policy.
KEY PROXY VOTING ISSUES
1. General Policies
     We review all proxy solicitations on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the particular client’s stated investment objectives. We give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on our client’s securities value. In such cases, we will engage in an independent analysis of the impact that the proposed action will have on client values and will vote such items in accordance with our good faith conclusions as to the course of action that will best benefit our client(s).
2. Boards of Directors
     Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. We believe that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, we will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. We will consider the following factors in deciding how to vote proxies relating to director elections:
•	In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether we vote to re-elect the director(s). We will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.
•	Whether the slate of director nominees promotes a majority of independent directors on the full board – We believe that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.
•	A director nominee’s attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.
•	Existence of any prior SEC violations and/or other criminal offenses – We will not vote in favor of a director nominee who, to our actual knowledge, is the subject of SEC or other criminal enforcement actions.

     We believe that it is in our clients’ best interests to have knowledgeable and experienced directors serving on a company’s board. To this end, we believe that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, we will consider whether such proposals are reasonable in relation to the company’s performance and resources and are designed to attract qualified personnel, yet do not overburden the company or result in a “windfall” to the directors. We will vote in favor of proposals that seek to impose reasonable limits on director compensation.
     In all other issues that may arise relating to directors, we will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.
3. Corporate Governance
     Corporate governance issues may include, but are not limited to; (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, we shall consider, without limitation, the following factors:
     i. Corporate Defenses. Although we will review each proposal on a case-by-case basis, we will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. We will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.
     ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, we will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.
     iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. Accordingly, we will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. We will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.
     iv. Executive Compensation. We believe executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. We also believe however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, we will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. We will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.
          We will also vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

     v. Independent Auditors. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, we generally will vote to ratify the employment or retention of a company’s independent auditors unless we are aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.
4. Shareholder Rights
     State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, we will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, we will vote in favor of proposals that best represent the long-term financial interest of its clients.
5. Social and Environmental Issues
     When called upon to vote on items relating to social and environmental issues, we will consider the following factors:
•	Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;
•	The percentage of assets of the company that will be devoted to implementing the proposal;
•	Whether the issue is more properly dealt with through other means, such as through governmental action;
•	Whether the company has already dealt with the issue in some other appropriate way; and
•	What other companies have done in response to the issue.
While we generally support shareholder proposals that seek to create good corporate citizenship, we will vote against proposals that would tie up a large percentage of the assets of the company. We believe that such proposals are inconsistent with our duty to seek long-term value for client assets. We will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. We will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES
of
TRENDSTAR ADVISORS, LLC
1. Proxy Voting Officers
     The President and Treasurer of the Advisor shall be Proxy Voting Officers and the persons responsible for voting all proxies relating to securities held in client portfolio accounts and over which the Advisor has proxy voting authority (the “Proxy Voting Officers”). The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit, and may act on behalf of the Advisor individually or together.. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy, except as set forth below.
     If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of a client to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall vote the proxy in accordance with such belief and shall maintain a written explanation for the deviation from this Policy, as required herein.
     If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of a client to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall abstain from voting the proxy, make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall maintain such summary as required herein.
2. Conflict of Interest Transactions
     Whenever, in the Proxy Voting Officer’s reasonable belief, a conflict or apparent conflict between the interests of an advisory client on one hand, and those of the Advisor, on the other, may exist, the Proxy Voting Officers will take steps to ensure that the proxy is voted in such a manner as to protect the client from such conflict or apparent conflict. Conflict of interest transactions include, but are not limited to, situations where:
•	the Advisor has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);

•	the Advisor provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	the Advisor has a personal or business relationship with a candidate for directorship; or

•	the Advisor manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.
Whenever a conflict situation arises, the Proxy Voting Officer(s) shall proceed as follows:
1.	The Proxy Voting Officer(s) shall contact the client, provide a brief description of the conflict and any other information in the Proxy Voting Officer’s possession that would assist the client to make an informed decision on the matter, and obtain the client’s direction. The Proxy Voting Officer(s) shall then vote the proxy in accordance with the direction of the client; or

2.	The Proxy Voting Officer(s) shall engage an independent third party to vote the proxy. The Proxy Voting Officer(s) shall provide a copy of these Policies/Procedures to such party and any other information in the Proxy Voting Officer’s possession that would assist the person to make an informed decision on the matter. The independent third party will then vote the proxy in accordance with this Policy.
4. Responding to Client Requests for Proxy Voting Disclosure
     Consistent with this Policy, the Advisor shall maintain a complete record of its proxy voting record as required pursuant to Rule 204-2 as promulgated under the Advisers Act. In addition, the Advisor shall make proxy voting records available to any client who may wish to review such record. The Advisor shall disclose, either in its investment management agreement, disclosure brochure, Form ADV Part II, and/or its web site, that complete proxy voting records and a copy of this Policy are available, without charge, to the client by writing to or calling the

Advisor, or (if applicable) downloading such information from the Advisor’s web site. The Advisor shall respond to all client requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.
5. Record Keeping
In connection with this Policy, the Proxy Voting Officer(s) shall maintain a record of the following:
•	copies all proxy solicitations received by the Advisor, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date, except that the Advisor shall not be required to maintain copies of any proxy solicitation which is filed on the Securities and Exchange Commission’s EDGAR system;
•	any written analysis undertaken to ensure that the vote cast is consistent with this Policy;
•	copies, if any, of any documentation concerning waivers from this Policy or decisions to abstain from voting a proxy;
•	copies, if any, of all documents relating to conflict of interest situations along with all client and/or third party final determinations relating thereto;
•	copies of any other documents created or used by the Proxy Voting Officer(s) in determining how to vote the proxy;
•	copies of all votes cast; and
•	copies of all client requests for the Advisor’s proxy voting Policy, record and responses thereto.
All records required to be maintained under this Policy shall be maintained in the manner and for such period as required pursuant to Rule 204-2 promulgated under the Advisers Act.
These Proxy Voting Policies and Procedures were adopted by the Advisor on October 7, 2003.
Witness my Signature:

Kyle R. Bubeck
Secretary to the Advisor

GLOBAL CAPITAL MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
September 30, 2005
As an Investment Adviser registered under the Investment Advisers Act of 1940, we enter contractual relationships with our clients to function as investment manager and fiduciary. In this role, the fiduciary act of managing plan assets that are shares of common stock may include the voting of proxies appurtenant to those shares of stock. Our fiduciary duties are described in rule 206(4) – 6 and amendments to rule 204-2 under the Act and ERISA Section 404 (a)(1)(A) and (B). Under the Act, advisers that exercise voting authority with respect to client securities must a) adopt written proxy voting policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, b) disclose to clients information about those policies and procedures, c) disclose to clients how they may obtain information on how we voted their proxies and d) maintain certain records relating to proxy voting.
POLICY
As a matter of firm policy and practice, GCM does not generally accept the authority to and does not vote proxies on behalf of advisory clients. Clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios. GCM, however, may provide advice to clients regarding the clients’ voting of proxies.
In certain circumstances, however, GCM may be required to vote proxies as part of its fiduciary duties to certain ERISA plans. In such instances, GCM will vote proxies in a manner consistent with the best interests of the plan participants. Clients may obtain a copy of GCM’s complete proxy voting policies and procedures by contacting GCM directly. Clients for whom GCM has proxy-voting authority may request, in writing, information on how proxies for plan shares were voted. If any client requests a copy of GCM’s proxy policies and procedures or how GCM voted proxies for the account(s), GCM will promptly provide such information to the client.

Proxy Voting Policy
Aronson+Johnson+Ortiz, LP
Overview
Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.
Each client account is voted by the firm’s Proxy Manager, and our proxy voting is overseen by the firm’s Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.
AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO will rely primarily on one or more independent third party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. We have procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually and on rare occasions we will not follow the third party recommendation. We will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest. We rely solely on the third party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).
In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.
Conflicts of Interest
Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the third party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.
Record-Keeping
AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.
Vote Disclosure
Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.
AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

PART C
QUAKER INVESTMENT TRUST
FORM N-1A
OTHER INFORMATION
ITEM 23. EXHIBITS
(a)	Amended and Restated Declaration of Trust (“Declaration of Trust”) — Incorporated herein by reference to Post-Effective Amendment Nos. 8/6 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 29, 1996.

(b)	Amended and Restated By-Laws — Incorporated herein by reference to Post-Effective Amendment Nos. 8/6 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 29, 1996.
1.	Amendment No. 2 to the Trust’s Amended and Restated By-Laws is electronically filed herewith as Exhibit No. EX-99.23(b)(1).
(c)	The rights of security holders of the Registrant are further defined in the following sections of the Registrant’s Amended and Restated By-Laws and Declaration of Trust and are herein incorporated by reference to such documents as applicable:
(i)	Amended and Restated By-Laws. Article IV — “Shareholder Meetings”

(ii)	Declaration of Trust.

Article VI — “Shares of Beneficial Interest” and Article X — “Shareholders”
(d)	Investment Advisory Agreements:
1.	Investment Advisory Agreement between Quaker Investment Trust (the “Trust”) and Quaker Funds, Inc. (“QFI”) dated as of May 3, 2005, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

2.	Investment Subadvisory Agreement between QFI and DG Capital Management, Inc. dated as of May 3, 2005, on behalf of Quaker Strategic Growth Fund, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

3.	Investment Subadvisory Agreement between QFI and Geewax, Terker & Co. dated as of May 3, 2005, on behalf of Quaker Core Equity Fund, Quaker Small-Cap Growth Fund and Geewax Terker Core Value Fund, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

4.	Investment Subadvisory Agreement between QFI and Knott Capital Management dated as of May 3, 2005, on behalf of Quaker Capital Opportunities Fund, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

5.	Investment Subadvisory Agreement between QFI and Sectoral Asset Management Inc. dated as of May 3, 2005, on behalf of Quaker Biotech Pharma-Healthcare Fund, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

6.	Investment Subadvisory Agreement between QFI and TrendStar Advisors, LLC dated as of May 3, 2005, on behalf of Quaker Small-Cap Trend Fund, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

7.	Investment Subadvisory Agreement between QFI and Global Capital Management, Inc. dated as of May 3, 2005, on behalf of Quaker Mid-Cap Value Fund, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

8.	Investment Subadvisory Agreement between QFI and Aronson+Johnson+Ortiz, LP dated as of May 3, 2005, on behalf of Quaker Small-Cap Value Fund, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

9.	Investment Subadvisory Agreement between QFI and Andres Capital Management, LLC dated as of May 3, 2005, on behalf of Quaker Fixed Income Fund, is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.
(e)	Distribution Agreement between the Trust and Citco Mutual Fund Distributors, Inc. is incorporated into this filing by reference to Post-Effective Amendment Nos. 32/30 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on October 28, 2004.

(f)	Not Applicable

(g)	Custodian Agreement is incorporated herein by reference to Post-Effective Amendment Nos. 11/9 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on September 5, 1997.

(h)	Other Material Contracts:
1.	Mutual Fund Services Agreement between Registrant and Citco Mutual Fund Services, Inc. is incorporated into this filing by reference to Post-Effective Amendment Nos. 32/30 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on October 28, 2004.
(i)	Opinion and Consent of Counsel — Opinion of Stradley Ronon Stevens & Young is electronically filed herewith as Exhibit No. EX-99.23(i).

(j)	Other Opinions — Consent of Briggs, Bunting & Dougherty is electronically filed herewith as Exhibit No. EX-99.23(j).

(k)	Not Applicable

(l)	Not Applicable

(m)	Rule 12b-1 Plans:
1.	Amended Plan of Distribution under Rule 12b-1 for Class A Shares of the Trust is incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on February 13, 2004.

2.	Amended Plan of Distribution under Rule 12b-1 for Class B Shares of the Trust is incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on February 13, 2004.

3.	Amended Plan of Distribution under Rule 12b-1 for Class C Shares of the Trust is incorporated herein by reference to Post-Effective Amendment Nos. 31/29 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on February 13, 2004.
(n)	Rule 18f-3 Plan is incorporated into this filing by reference to Post-Effective Amendment Nos. 32/30 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on October 28, 2004.

(o)	RESERVED

(p)	Code of Ethics:
1.	Amended Code of Ethics for the Trust and Quaker Funds, Inc. is incorporated into this filing by reference to Post-Effective Amendment Nos. 32/30 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on October 28, 2004.

2.	Amended Code of Ethics for Citco Mutual Fund Distributors, Inc. is incorporated into this filing by reference to Post-Effective Amendment Nos. 32/30 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on October 28, 2004.

3.	Amended Code of Ethics for Geewax Terker Co. is incorporated into this filing by reference to Post-Effective Amendment Nos. 32/30 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on October 28, 2004.

4.	Amended Code of Ethics for Aronson+Johnson+Ortiz, LP. is electronically filed herewith as Exhibit No. EX-99.23(p)(4).

5.	Code of Ethics for Knott Capital Management — is incorporated herein by reference to Post-Effective Amendment Nos. 24/22 to Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on January 9, 2002.

6.	Code of Ethics for Global Capital Management, Inc. is electronically filed herewith as Exhibit No. EX-99.23(p)(6).

7.	Code of Ethics for Sectoral Asset Management, Inc. — is incorporated herein by reference to Post-Effective Amendment Nos. 26/24 to Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on

May 21, 2002.

8.	Amended Code of Ethics for DG Capital Management is electronically filed herewith as Exhibit No. EX-99.23(p)(8).

9.	Amended Code of Ethics for TrendStar Advisors, LLC is electronically filed herewith as Exhibit No. EX-99.23(p)(9).
(q)	Other: Trustees Power of Attorney is incorporated into this filing by reference to Post-Effective Amendment Nos. 33/31 to the Trust’s Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.
ITEM 24. Persons Controlled by or Under Common Control with Registrant
No person is controlled by or under common control with Registrant.
ITEM 25. Indemnification:
Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Sections 5.4 of the Registrant’s Declaration of Trust, Article XIV Section 8 of the Registrant’s Investment Advisory Agreement, Section 8(b) of the Registrant’s Administration Agreement, and Section (6) of the Registrant’s Distribution Agreements. The Trustees and officers of the Registrant and the personnel of the Registrant’s administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.
ITEM 26. Business and Other Connections of Investment Advisors
See the Prospectus, generally, and the Statement of Additional Information section entitled “Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser and Sub-Advisers to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser or Sub-Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Adviser currently serves as investment adviser to numerous institutional and individual clients.
ITEM 27. Principal Underwriter
(a)	Citco Mutual Fund Distributors, Inc. (“CMFD”) is underwriter and distributor for Registrant. As such, CMFD offers shares of the Funds only upon orders received therefore. The Trust continuously offers shares. CMFD also serves as underwriter or distributor for the following investment companies which are not affiliated with Registrant: Community Reinvestment Act Qualified Investment Fund, Forward Emerald Funds, Memorial Funds, Penn Street Fund, Inc., Fairholme Funds, Inc., WY Fund, Agilex Funds.

(b)	The directors and officer of CMFD are as follows:

Name and		Positions and Offices with
Principal Business Address	Positions and Offices with Underwriter	Registrant
Tim Biedrzycki	President and Chief Executive Officer	None
William Keunen	Director	None
Jay Peller	Director	None
(c)	Not applicable

ITEM 28. Location of Accounts and Records
All account books and records not normally held by Wachovia Bank NA, the Custodian to the Registrant, are held by the Registrant, in the offices of Citco Mutual Fund Services, Inc. (“CMFS”), Administrator and Transfer Agent to the Registrant, or by the Investment Adviser to the Registrant, Quaker Funds, Inc. The address of CMFS is 83 General Warren Blvd. Suite 200, Malvern, PA 19355. The address of Wachovia Bank, NA is Two First Union Center, Charlotte, North Carolina 28288-1151. The address of Quaker Funds, Inc. is 309 Technology Drive, Malvern, PA 19355.
ITEM 29. Management Services.
The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement, as amended, between the Registrant and CMFS are discussed in the Trust’s Statement of Additional Information.
ITEM 30. Undertakings.
Not Applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Valley Forge, and the Commonwealth of Pennsylvania on the 28th day of October, 2005.

QUAKER INVESTMENT TRUST
By:	/s/ David K. Downes
David K. Downes
Chairman

     As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature		Trustee	Date

/s/ David K. Downes David K. Downes		Chairman and Trustee	October 28, 2005

		Chief Executive Officer/Treasurer	October 28, 2005
Jeffry H. King, Sr.		and Trustee

	*	Secretary and Trustee	October 28, 2005
Laurie Keyes

	*	Trustee	October 28, 2005
Mark S. Singel

	*	Trustee	October 28, 2005
Adrian A. Basora

	*	Trustee	October 28, 2005
James R. Brinton

	*	Trustee	October 28, 2005
G. Michael Mara

	*	Trustee	October 28, 2005
Warren West

* By:	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Attorney-in-Fact
(Pursuant to Powers of Attorney filed on August 26, 2005)

EXHIBIT INDEX

EX-99.23(b)(1)	Amendment No. 2 to the Trust’s Amended and Restated By-Laws

EX-99.23(i)	Opinion of Stradley Ronon Stevens & Young, LLP

EX-99.23(j)	Consent of Briggs, Bunting & Dougherty

EX-99.23(p)(4)	Amended Code of Ethics for Aronson+Johnson+Ortiz, LP

EX-99.23(p)(6)	Code of Ethics for Global Capital Management, Inc.

EX-99.23(p)(8)	Amended Code of Ethics for DG Capital Management

EX-99.23(p)(9)	Amended Code of Ethics for TrendStar Advisors, LLC